UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the Securities

Exchange Act of 1934 (Amendment No.     )

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M/A-COM TECHNOLOGY SOLUTIONS HOLDINGS, INC.

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(Name of Person(s) Filing Proxy Statement, if Other Than the Registrant)

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Lowell, Massachusetts

January 19, 2016

Dear Stockholders:

You are cordially invited to attend the M/A-COM Technology Solutions Holdings, Inc. 2016 Annual Meeting of Stockholders on Thursday, March 3, 2016 at 3:00 p.m. (Eastern Time). The meeting will be held at the Radisson Hotel, located at 10 Independence Drive, Chelmsford, Massachusetts 01824. Our board of directors has fixed the close of business on January 11, 2016 as the record date for determining those stockholders entitled to notice of, and to vote at, the annual meeting of our stockholders and any adjournments thereof.

The Notice of Annual Meeting of Stockholders and Proxy Statement, both of which accompany this letter, provide details regarding the business to be conducted at the annual meeting, including proposals for the election of directors (Proposal 1), an advisory resolution on our executive compensation (Proposal 2), the ratification of the appointment of Deloitte & Touche LLP as our independent registered public accounting firm for the fiscal year ending September 30, 2016 (Proposal 3) and the approval of our 2012 Omnibus Incentive Plan (as Amended and Restated) (Proposal 4).

Our board of directors recommends that you vote FOR each of the director nominees set forth in Proposal 1 and FOR Proposals 2, 3 and 4. Each proposal is described in more detail in our Proxy Statement.

Your vote is very important. Please vote your shares promptly, whether or not you expect to attend the meeting in person. You may vote over the Internet, as well as by telephone, or, if you requested to receive printed proxy materials, by mailing a proxy or voting instruction card. If you attend the annual meeting, you may vote in person if you are eligible to do so, even if you have previously submitted your vote.

Sincerely,

John Croteau

President and Chief Executive Officer

M/A-COM TECHNOLOGY SOLUTIONS HOLDINGS, INC.

100 Chelmsford Street

Lowell, MA 01851

NOTICE OF ANNUAL MEETING OF STOCKHOLDERS

TO BE HELD ON MARCH 3, 2016

The 2016 Annual Meeting of Stockholders of M/A-COM Technology Solutions Holdings, Inc. (the “Annual Meeting”) will be held at the Radisson Hotel, located at 10 Independence Drive, Chelmsford, Massachusetts 01824, on Thursday, March 3, 2016 at 3:00 p.m. (Eastern Time) for the following purposes:

1.	To elect the two Class I directors nominated by our board of directors named in the accompanying proxy materials to serve until the 2019 Annual Meeting of Stockholders;

2.	To conduct an advisory vote on the compensation of our named executive officers for fiscal year 2015;

3.	To ratify the appointment of Deloitte & Touche LLP as our independent registered public accounting firm for the fiscal year ending September 30, 2016;

4.	To approve our 2012 Omnibus Incentive Plan (as Amended and Restated); and

5.	To transact such other business as may properly come before the Annual Meeting and any adjournment or postponement thereof.

Only stockholders of record at the close of business on January 11, 2016 (the “Record Date”) will be entitled to notice of and to vote at the Annual Meeting and any adjournments thereof.

In accordance with Securities and Exchange Commission rules, we sent a Notice of Internet Availability of Proxy Materials on or about January 19, 2016, and provided access to our proxy materials over the Internet to the holders of record and beneficial owners of our common stock as of the close of business on the Record Date.

Our stockholders and persons holding proxies from stockholders may attend the Annual Meeting. If your shares are registered in your name, you must bring a form of identification to the Annual Meeting. If your shares are held in the name of a broker, trust, bank or other nominee, you must bring a proxy or letter from that broker, trust bank or other nominee that confirms you are the beneficial owner of those shares.

By order of the board of directors,

Clay Simpson

General Counsel and Secretary

Lowell, Massachusetts

January 19, 2016

Important Notice Regarding the Availability of Proxy Materials

For the Annual Meeting of Stockholders to be Held on March 3, 2016

This Proxy Statement and our Annual Report are available at: www.proxyvote.com

M/A-COM TECHNOLOGY SOLUTIONS HOLDINGS, INC.

100 Chelmsford Street

Lowell, MA 01851

PROXY STATEMENT

FOR THE 2016 ANNUAL MEETING OF STOCKHOLDERS

GENERAL INFORMATION CONCERNING PROXIES AND VOTING AT THE ANNUAL MEETING

Why did I receive these proxy materials?

We are providing these proxy materials in connection with the solicitation by the board of directors of M/A-COM Technology Solutions Holdings, Inc., a Delaware corporation (the “Company,” “we,” “us” or “our”), of proxies to be voted at our 2016 Annual Meeting of Stockholders (the “Annual Meeting”) and at any adjournment or postponement of the Annual Meeting. In accordance with rules of the Securities and Exchange Commission (the “SEC”), we sent a Notice of Internet Availability of Proxy Materials on or about January 19, 2016 and provided access to our proxy materials over the Internet to the holders of record and beneficial owners of our common stock as of the close of business on January 11, 2016 (the “Record Date”).

The Annual Meeting will be held at the Radisson Hotel, located at 10 Independence Drive, Chelmsford, Massachusetts 01824, on Thursday, March 3, 2016 at 3:00 p.m. (Eastern Time).

What information is included in this Proxy Statement?

The information in this Proxy Statement relates to the proposals to be voted on at the Annual Meeting, the voting process, our board of directors and board committees, the compensation of current directors and certain current and former executive officers for fiscal year 2015 and other information.

Who is entitled to vote?

Holders of our common stock at the close of business on the Record Date are entitled to receive the Notice of Annual Meeting of Stockholders and vote at the Annual Meeting. As of the close of business on the Record Date, there were 53,096,965 shares of our common stock outstanding and entitled to vote.

How many votes do I have?

On any matter that is submitted to a vote of our stockholders, the holders of our common stock are entitled to one vote per share of common stock held by them. Holders of our common stock are not entitled to cumulative voting in the election of directors.

What is the difference between holding shares as a stockholder of record and as a beneficial owner?

Most stockholders hold their shares through a broker, trust, bank or other nominee rather than directly in their own names.

If on the Record Date your shares were registered directly in your name with our transfer agent, American Stock Transfer & Trust Company, LLC, then you are a stockholder of record. As a stockholder of record, you may vote in person at the Annual Meeting or vote by proxy. Whether or not you plan to attend the Annual Meeting, we urge you to vote over the Internet, by telephone or by filling out and returning a proxy card to ensure your vote is counted.

If on the Record Date your shares were held in an account at a brokerage firm, trust, bank, dealer or other similar organization, then you are the beneficial owner of shares held in “street name” and these proxy materials are being forwarded to you by that organization. The organization holding your account is considered the stockholder of record for purposes of voting at the Annual Meeting. As a beneficial owner, you have the right to direct your broker or other agent on how to vote the shares in your account. You are also invited to attend the Annual Meeting. However, since you are not the stockholder of record, you may not vote your shares in person at the Annual Meeting unless you request and obtain a valid legal proxy or letter from your broker, trust, bank or other nominee.

What am I voting on?

We are asking you to vote on the following matters in connection with the Annual Meeting:

1.	The election of the two Class I directors nominated by our board of directors named in the accompanying proxy materials to serve until the 2019 Annual Meeting of Stockholders;

2.	An advisory vote on the compensation of our named executive officers for fiscal year 2015;

3.	Ratification of the appointment of Deloitte & Touche LLP as our independent registered public accounting firm for the fiscal year ending September 30, 2016;

4.	To approve our 2012 Omnibus Incentive Plan (as Amended and Restated); and

5.	Such other business as may properly come before the Annual Meeting and any adjournment or postponement thereof.

How do I vote?

Vote by Internet. Stockholders of record may submit proxies over the Internet by following the instructions on the Notice of Internet Availability of Proxy Materials or, if printed copies of the proxy materials were requested, the instructions on the printed proxy card. Most beneficial stockholders may vote by accessing the website specified on the voting instructions forms provided by their brokers, trustees, banks or other nominees. Please check your voting instruction form for Internet voting availability.

Vote by Telephone. Stockholders of record may submit proxies using any touch-tone telephone from within the United States by following the instructions on the Notice of Internet Availability of Proxy Materials or, if printed copies of the proxy materials were requested, the instructions on the printed proxy card. Most beneficial owners may vote using any touch-tone telephone from within the United States by calling the number specified on the voting instruction forms provided by their brokers, trustees, banks or other nominees.

Vote by Mail. Stockholders of record may submit proxies by mail by requesting printed proxy cards and completing, signing and dating the printed proxy cards and mailing them in the pre-addressed envelopes that will accompany the printed proxy materials. Beneficial owners may vote by completing, signing and dating the voting instruction forms provided and mailing them in the pre-addressed envelopes accompanying the voting instruction forms.

If you are a stockholder of record and you return your signed proxy card but do not indicate your voting preferences, the persons named in the proxy card will vote the shares represented by that proxy as recommended by the board of directors. If you are a beneficial owner and you return your signed voting instruction form but do not indicate your voting preferences, please see “What are ‘broker non-votes’ and how do they affect the proposals?” regarding whether your broker, trust, bank or other nominee may vote your uninstructed shares on a particular proposal.

Vote in Person at the Annual Meeting. All stockholders of record as of the close of business on the Record Date can vote in person at the Annual Meeting. You can also be represented by another person at the Annual Meeting by executing a proper proxy designating that person. If you are a beneficial owner, you must obtain a legal proxy or letter from your broker, trust, bank or other nominee and present it to the inspector of election with your ballot to be able to vote at the Annual Meeting. Even if you plan to attend the Annual Meeting, we recommend that you also vote either by telephone, by Internet or by mail so that your vote will be counted if you decide not to attend.

What does it mean if I receive more than one set of materials?

If you receive more than one set of materials, your shares are registered in more than one name or are registered in different accounts. In order to vote all the shares you own, you must either sign and return all of the proxy cards or follow the instructions for any alternative voting procedures on each of the proxy cards or Notice of Internet Availability of Proxy Materials you receive.

What can I do if I change my mind after I vote?

If you are a stockholder of record, you may revoke your proxy at any time before it is exercised at the Annual Meeting by (a) delivering written notice, bearing a date later than the proxy, stating that the proxy is revoked to M/A-COM Technology Solutions Holdings, Inc., 100 Chelmsford Street, Lowell, MA 01851, Attn: General Counsel, (b) submitting a later-dated proxy relating to the same shares by mail, telephone or the Internet prior to the vote at the Annual Meeting or (c) attending the Annual Meeting and voting in person. Stockholders of record may send a request for a new proxy card via e-mail to sendmaterial@proxyvote.com, or follow the instructions provided on the Notice of Internet Availability of Proxy Materials and proxy card to submit a new proxy by telephone or via the Internet. Stockholders of record may also request a new proxy card by calling 1-800-579-1639.

If you are a beneficial stockholder, you may revoke your proxy or change your vote only by following the separate instructions provided by your broker, trust, bank or other nominee.

What constitutes a quorum at the Annual Meeting?

Transaction of business at the Annual Meeting may occur only if a quorum is present. If a quorum is not present, it is expected that the Annual Meeting will be adjourned or postponed in order to permit additional time for soliciting and obtaining additional proxies or votes, and, at any subsequent reconvening of the Annual Meeting, all proxies will be voted in the same manner as such proxies would have been voted at the original convening of the Annual Meeting, except for any proxies that have been effectively revoked or withdrawn.

The presence at the Annual Meeting, in person or by proxy, of the holders of a majority of the total votes entitled to be cast constitutes a quorum. Abstentions and “broker non-votes” are counted as present and entitled to vote for purposes of determining a quorum.

What are the voting requirements to elect directors and approve each of the other proposals described in this Proxy Statement?

With respect to Proposal 1, the election of directors, each of the two Class I director nominees receiving the largest number of votes will be elected. With respect to Proposals 2, 3 and 4, the affirmative vote of a majority of the votes cast on the matter is required for the proposal to be approved. Abstentions and broker non-votes are not counted as votes in favor of or against any proposal.

What are “broker non-votes” and how do they affect the proposals?

A broker non-vote occurs when a nominee holding shares for a beneficial owner does not vote the shares on a proposal because the nominee does not have discretionary voting power for a particular item and has not received instructions from the beneficial owner regarding voting. Brokers who hold shares for the accounts of their clients have discretionary authority to vote shares if specific instructions are not given with respect to Proposal 3, the ratification of the appointment of our independent registered public accounting firm. If your shares are held by a broker on your behalf and you do not instruct the broker as to how to vote your shares on Proposals 1, 2 or 4, the broker may not exercise discretion to vote for or against that proposal. Broker non-votes are not counted as votes in favor of or against any proposal.

Who will pay for the cost of this proxy solicitation?

We will bear the cost of the solicitation of proxies from our stockholders. In addition to solicitation by mail, our directors, officers and employees, without additional compensation, may solicit proxies from stockholders by telephone, letter, facsimile, email, in person or otherwise. Following the original circulation of the proxies and other soliciting materials, we will request brokers, trusts, banks or other nominees to forward copies of the proxy and other soliciting materials to persons for whom they hold shares of our common stock and to request authority for the exercise of proxies. In such cases, we, upon the request of the brokers, trusts, banks and other nominees, will reimburse such holders for their reasonable expenses.

Why did I receive a one-page notice in the mail regarding the Internet availability of proxy materials instead of a full set of proxy materials?

Pursuant to rules adopted by the SEC, we have elected to provide access to our proxy materials over the Internet. Accordingly, we are sending a Notice of Internet Availability of Proxy Materials to stockholders of record as of the Record Date. Stockholders will have the ability to access the proxy materials on the website referred to in the Notice of Internet Availability of Proxy Materials or request to receive an electronic copy or printed set of the proxy materials. Instructions on how to access the proxy materials over the Internet or to request an electronic copy or printed copy may be found in the Notice of Internet Availability of Proxy Materials. In addition, stockholders may request to receive proxy materials in printed form by mail or electronically by email on an ongoing basis. We encourage stockholders to take advantage of the availability of the proxy materials on the Internet to help reduce the environmental impact of the Annual Meeting.

When will we announce the results of the voting?

Voting results will be announced by the filing of a Current Report on Form 8-K within four business days after the Annual Meeting. If final voting results are unavailable at that time, we will file an amended Current Report on Form 8-K within four business days of the day the final results are available.

What are the requirements for admission to the Annual Meeting?

Only stockholders of record and persons holding proxies from stockholders of record may attend the Annual Meeting. If your shares are registered in your name, you must bring a valid form of photo identification, such as a valid driver’s license or passport, to the Annual Meeting. If your shares are held in the name of a broker, trust, bank or other nominee that holds your shares, you must bring a legal proxy or letter from that broker, trust, bank or other nominee that confirms you are the beneficial owner of those shares and a valid form of photo identification. Attendance at the Annual Meeting without voting or revoking a previously submitted proxy in accordance with the voting procedures will not in and of itself revoke a proxy.

PROPOSAL 1: ELECTION OF DIRECTORS

Board Composition

As of January 19, 2016, the board of directors was composed of seven members, divided into three classes as follows:

•	Class I directors: Peter Chung and Gil Van Lunsen, whose current terms will expire at this Annual Meeting;

•	Class II directors: Charles Bland, Susan Ocampo and Stephen Daly, whose current terms will expire at our annual meeting of stockholders to be held in 2017; and

•	Class III directors: John Ocampo and John Croteau, whose current terms will expire at our annual meeting of stockholders to be held in 2018.

If elected at the Annual Meeting, Messrs. Chung and Van Lunsen will serve until the 2019 Annual Meeting of Stockholders or until their respective successor is duly elected and qualified, or until their earlier death, resignation or removal. Proxies will be voted in favor of Messrs. Chung and Van Lunsen unless the stockholder indicates otherwise on the proxy. Messrs. Chung and Van Lunsen have consented to being named as nominees in this Proxy Statement and have agreed to serve if elected. The board of directors expects that each of the nominees will be able to serve, but if any of them becomes unable to serve at the time the election occurs, proxies will be voted for another nominee designated by the board of directors unless the board chooses to reduce the number of directors serving on the board.

The Board of Directors Recommends a Vote “FOR”

Each of the Class I Director Nominees.

Class I Director Nominees for Election to a Three-Year Term Expiring at the 2019 Annual Meeting of Stockholders

Peter Chung, age 48, has served as a director since December 2010. Mr. Chung is a Managing Director and the Chief Executive Officer of Summit Partners, L.P., which he joined in August 1994. Mr. Chung currently serves as a director and chairman of the compensation committee of A10 Networks, Inc., a provider of application networking technologies. Mr. Chung has also served as a director of numerous other public companies, including, most recently, for Ubiquiti Networks, Inc. (“Ubiquiti”), a developer of networking technology for service providers and enterprises, from March 2010 to October 2013, for NightHawk Radiology Holdings, Inc. (“NightHawk”), a provider of teleradiology services, from March 2004 to December 2010, for SeaBright Holdings, Inc., a provider of multi-jurisdictional workers’ compensation insurance and general liability insurance, from October 2003 to May 2010, and for Sirenza Microdevices, Inc. (“Sirenza”), a supplier of radio frequency semiconductors and related components for the commercial communications, consumer and aerospace, defense and homeland security equipment markets, from October 1999 to April 2006. Mr. Chung also serves as a director of several privately-held companies. Mr. Chung received an A.B. from Harvard University and an M.B.A. from Stanford University. Mr. Chung is an experienced investor in market-leading growth companies. He contributes broad-based knowledge and experience in business strategy, capital markets and the communications technology and semiconductor industries. Mr. Chung provides valuable insight to our board of directors on all matters facing us, from operational to strategic.

Gil Van Lunsen, age 73, has served as a director since August 2010. Prior to his retirement in June 2000, Mr. Van Lunsen was a Managing Partner of KPMG LLP and led the firm’s Tulsa, Oklahoma office. During his 33-year career, Mr. Van Lunsen held various positions of increasing responsibility with KPMG and was elected to the partnership in 1977. Mr. Van Lunsen is currently a member of the board of directors and the audit committee chairman at Array Biopharma Inc., a biopharmaceutical company. He served as a director and chairman of the audit committee of ONEOK Partners, L.P., a natural gas gathering, processing, storage and transportation provider and its predecessor entities from 2005 until his retirement in 2015. Previously, Mr. Van Lunsen served as a director of Sirenza and was chairman of its audit committee from October 2003 through its sale to RF Micro Devices, Inc. (“RFMD”) in November 2007. Mr. Van Lunsen received a B.S./B.A. in accounting from the University of Denver. Mr. Van Lunsen has extensive experience with complex financial and accounting issues and, as a former partner of KPMG LLP and audit committee chairman at other public companies in our industry and others, provides valuable leadership and insights to our board of directors on accounting, financial and governance matters. Having served as a director of Sirenza, Mr. Van Lunsen has also developed strong domain knowledge of the operational and financial issues facing our Company and our industry.

Class II Directors Continuing in Office until the 2017 Annual Meeting of Stockholders

Charles Bland, age 67, has served as a director since December 2010. Mr. Bland served as our Chief Executive Officer from February 2011 to December 2012, and was employed by us in a transitional capacity following his retirement from service as our Chief Executive Officer through May 2013. Mr. Bland previously served as our Chief Operating Officer from June 2010 to February 2011. From April 2007 through December 2010, Mr. Bland served as a director and as the chairman of the audit committee of NightHawk. During 2009, Mr. Bland served as the Chief Financial Officer of American Gaming Systems, a privately-held designer, manufacturer and operator of gaming machines. Mr. Bland served as the Chief Financial Officer of Sirenza, from July 2005 through its sale to RFMD in November 2007, and also as its Chief Operating Officer from May 2003 until July 2005. Mr. Bland also serves as a director of two privately-held companies. Mr. Bland received his B.S., Accounting and Finance, degree from Ohio State University and his M.B.A. from the Sloan School, Massachusetts Institute of Technology. Mr. Bland’s qualifications to serve as a director include his detailed knowledge of our business, operations, senior leadership, and strategic opportunities and challenges based on his prior service as our Chief Executive Officer and Chief Operating Officer. In addition, Mr. Bland’s extensive experience in a variety of executive roles at public companies in our industry, his executive experience in other industries, and his prior experience as a public company director and audit committee chair allow him to bring broad and diverse perspective to our board of directors. His prior CFO and audit committee experience have provided him expertise with accounting principles and financial reporting rules and regulations, evaluating financial results and generally overseeing the financial reporting process.

Susan Ocampo, age 57, has served as a director since December 2010. She has also served as Vice President, Secretary and Treasurer of GaAs Labs, LLC (“GaAs Labs”), a private investment fund targeting the communications semiconductor market, since co-founding it in February 2008. Previously, Mrs. Ocampo co-founded Sirenza. Mrs. Ocampo served as Sirenza’s Treasurer from November 1999 through its sale to RFMD in November 2007. Mrs. Ocampo holds a B.A. from Maryknoll College. Mrs. Ocampo’s extensive experience investing and serving in financial leadership roles with semiconductor companies strengthens our board of director’s oversight of our enterprise risk management, treasury functions and internal financial controls. We also believe that having our largest stockholder on the board of directors assists the board in making decisions aimed at increasing stockholder value over the long term.

Stephen G. Daly, age 50, has served as a director since March 2015. From January 2004 through March 2013, Mr. Daly served as the President of Hittite Microwave Corporation (“Hittite”), a provider of analog and mixed signal integrated circuits, modules and subsystems for commercial and military RF, microwave and millimeterwave applications. Mr. Daly also served as Hittite’s Chief Executive Officer from December 2004 through March 2013. He served as a member of Hittite’s board of directors from January 2004 through May 2013, and as its chairman from December 2005 through March 2013. From 1996 to 2004 he was employed in other application engineering, marketing and sales roles at Hittite. Mr. Daly also serves as a director of a privately-held company. Mr. Daly received a B.S. in Electrical Engineering from Northeastern University. Mr. Daly’s depth and breadth of expertise in the analog and mixed signal semiconductor industry and prior experience serving on the board of directors of a public company in our industry contributes valuable perspective and insight to our board of directors.

Class III Directors Continuing in Office until the 2018 Annual Meeting of Stockholders

John Ocampo, age 56, has served as our Chairman and as a director since our inception in March 2009. Mr. Ocampo has also served as President of GaAs Labs since co-founding it in February 2008. Previously, Mr. Ocampo co-founded Sirenza in 1984, served as a director of Sirenza from its inception in 1984 through its sale to RFMD in November 2007, and served in a number of senior executive roles throughout that period, most recently as its Chairman from December 1998 through November 2007. Mr. Ocampo also served as a director of RFMD from November 2007 to November 2008. From October 2010 to October 2013, Mr. Ocampo served as a director of Ubiquiti. Mr. Ocampo also serves as a director of various privately-held companies. Mr. Ocampo holds a B.S.E.E. from Santa Clara University. Mr. Ocampo’s strategic vision, developed over more than 30 years successfully leading public and private companies in the RF semiconductor and component industry, is a unique asset to our board of directors. His engineering background and extensive knowledge of our operations, markets and technology provides our board of directors with important insights. We also believe that having our largest stockholder on the board of directors assists the board in making decisions aimed at increasing stockholder value over the long term.

John Croteau, age 54, has served as our Chief Executive Officer and as a director since December 2012, and as our President since October 2012. Mr. Croteau joined us from NXP Semiconductors N.V. (“NXP”), a provider of mixed signal solutions and standard products, where he served as the Senior Vice President and General Manager of its High Performance RF business from May 2008 to October 2012. For three of those years, Mr. Croteau also managed NXP’s Power & Lighting Solutions business. Prior to joining NXP, Mr. Croteau held numerous product management positions at Analog Devices, Inc. (“ADI”), a high-performance semiconductor company, including General Manager for ADI’s Convergent Platforms and Services Group as well as product line director for the Integrated Audio Group. Mr. Croteau holds a B.S., Engineering Science and Mechanics, from Penn State University. Mr. Croteau’s qualifications to serve as a director include his unique perspective and insights into our operations as our current President and Chief Executive Officer, including his knowledge of our products, technologies, business relationships, competitive and financial positioning, senior leadership and strategic opportunities and challenges. Our board of directors also benefits from Mr. Croteau’s industry perspective, stemming from his broad experience in a variety of executive roles at public semiconductor companies.

There are no family relationships among any of our directors or executive officers, other than John Ocampo, the Chairman of the Board, and Susan Ocampo, a director, who are married to each other.

CORPORATE GOVERNANCE

Board of Directors

Our board of directors and its committees meet throughout the year on a set schedule, and also hold special meetings and act by written or electronic consent from time to time. During fiscal year 2015, including telephonic meetings, our board of directors met 14 times, the audit committee held 11 meetings, the compensation committee held seven meetings and the nominating and governance committee held two meetings. Our directors who are “independent” according to the rules and regulations of the SEC and the listing requirements and rules of the Nasdaq Stock Market (“NASDAQ”) also met separately in executive sessions at which only independent directors were present from time to time during fiscal year 2015.

During fiscal year 2015, each member of the board of directors attended 75% or more of the aggregate number of meetings of the board and committees on which he or she served. We encourage, but do not require, our directors and nominees for director to attend our annual meeting of stockholders in person or telephonically. Two of our directors attended our 2015 Annual Meeting of Stockholders held in March 2015.

Director Independence

Our board of directors has reviewed its composition, the composition of its committees and the independence of each member of our board of directors during fiscal year 2015. Based on information requested from and provided by each director concerning his or her background, employment and affiliates, our board of directors has determined that Messrs. Chung, Daly and Van Lunsen qualify as “independent” according to the rules and regulations of the SEC and the NASDAQ listing requirements and rules. As of January 19, 2016, Messrs. Ocampo, Croteau and Bland are not independent according to the rules and regulations of the SEC and the listing requirements and rules of NASDAQ because they are or in the last three years have been our employees, and Mrs. Ocampo is not independent because she is the spouse of one of our executive officers.

The listing requirements and rules of NASDAQ require that, subject to certain exemptions, the board of directors of a listed company be comprised of a majority of independent directors, that the compensation, nominating and governance and audit committees of such listed company be comprised solely of independent directors, that the compensation committee be comprised of at least two independent directors, and that the audit committee be comprised of at least three independent directors. Prior to February 5, 2015, we were a “controlled company” as defined by NASDAQ rules NASDAQ, and as such we relied on the “controlled company” exemption contained in the NASDAQ rules, which did not require us to have a board of directors comprised of a majority of independent directors. The composition of our board committees, however, complied with the independence requirements relating to board committees, including applicable exceptions in the NASDAQ rules. Following our public common stock offering on February 5, 2015 (the “Offering”), Mr. and Mrs. Ocampo and their affiliates no longer control more than 50% of our common stock and, consequently, we are no longer a “controlled company” within the meaning of the NASDAQ listing requirements. As a result, we are now subject to additional governance requirements under NASDAQ rules, including the requirements to have a majority of the board of directors consist of independent directors and certain compensation committee and nominating and governance committee requirements. The NASDAQ rules provide for phase-in periods for these requirements, but we must be fully compliant with the new requirements within one year following the consummation of the Offering.

Board Leadership Structure

Our board of directors does not currently have a policy as to whether the offices of chair of the board and Chief Executive Officer should be separate. Our board of directors believes that it should have the flexibility to make this determination as circumstances require and in a manner that it believes is best to provide appropriate leadership for our Company. The board of directors believes that its current leadership structure, with Mr. Ocampo serving as Chairman and Mr. Croteau serving as Chief Executive Officer, is appropriate because it enables the board of directors as a whole to engage in oversight of management, promote communication between management and the board of directors and oversee governance matters and risk management activities, while allowing our Chief Executive Officer to focus on his primary responsibility for the operational leadership and strategic direction of the Company. In addition, the board of directors benefits from the perspective and insights of Messrs. Ocampo and Croteau as a result of their extensive experience in the semiconductor industry.

Risk Oversight

The board of directors oversees our risk management activities. The board of directors implements its risk oversight function both as a whole and through delegation to its committees. These committees meet regularly and report back to the full board of directors. The audit committee has primary oversight responsibility with respect to financial risks as well as oversight responsibility for our overall risk assessment and risk management policies and systems. The audit committee oversees our procedures for the receipt, retention and treatment of complaints relating to accounting and auditing matters and oversees our management of legal and regulatory compliance systems. The compensation committee oversees risks relating to our compensation plans and programs, including the evaluation of whether our compensation programs contain incentives for executive officers and employees to take risks in performing their duties that are reasonably likely to have a material adverse effect on us. The compensation committee believes that we have no compensation policies and programs that give rise to risks reasonably likely to have a material adverse effect on us. The nominating and governance committee oversees risks associated with corporate governance and the composition of our board of directors, including the independence of board members. Each committee reports on its activities to the full board of directors from time to time. This enables the board of directors and its committees to coordinate their respective risk oversight roles.

Board Committees

The board of directors currently has the following standing committees: audit, compensation and nominating and governance. The board of directors has adopted a written charter for each standing committee, each of which may be accessed on the Investor Relations section of our website at http://ir.macom.com/documents.cfm. A summary of the duties and responsibilities of each committee is set forth below.

Audit Committee

Our audit committee consists of Messrs. Bland, Chung, Daly and Van Lunsen, with Mr. Van Lunsen serving as Chair. Our audit committee oversees our corporate accounting and financial reporting process, internal accounting and financial controls and audits of the financial statements. Our audit committee also evaluates the independent auditor’s qualifications, independence and performance; engages and provides for the compensation of the independent auditor; establishes the policies and procedures for the retention of the independent auditor to perform any proposed permissible non-audit services; reviews our annual audited financial statements; reviews our critical accounting policies, our disclosure controls and procedures and internal controls over financial reporting; discusses with management and the independent auditor the results of the annual audit and the reviews of our quarterly unaudited financial statements; oversees our financial risk assessment and management programs; and reviews related-person transactions that would be disclosed under Item 404 of Regulation S-K. Our board of directors has determined that each of our audit committee members meet the requirements for independence and financial literacy under the applicable rules and regulations of the SEC and NASDAQ, except for Mr. Bland who is not deemed to be independent under the applicable NASDAQ listing rules because he served as our Chief Executive Officer until December 2012 and was employed by us in a transitional capacity through May 2013. Although he is not an independent director, Section 5605(c)(2)(B) of the NASDAQ listing rules nonetheless permits the appointment of a non-independent director to the audit committee if the board of directors, under exceptional and limited circumstances, determine that the non-independent director’s membership is in the best interests of the Company. Based on Mr. Bland’s extensive experience with the Company and his knowledge and experience in finance and accounting, the board of directors concluded that, under the exceptional and limited circumstances presented by our former director Mark Edelstone’s resignation from the board of directors on September 15, 2015, Mr. Bland’s appointment to, and membership on, the audit committee was in the best interests of the Company and its stockholders, and that Mr. Bland also satisfied the audit committee independence criteria under Section 10A(m)(3) of the Securities Exchange Act of 1934, as amended (the “Exchange Act”). Our board of directors has determined that Mr. Van Lunsen is an audit committee financial expert as defined under the applicable rules of the SEC.

Compensation Committee

Our compensation committee consists of Messrs. Chung, Daly and Van Lunsen, with Mr. Chung serving as Chair. Our compensation committee oversees our compensation plans, policies and programs for our executive officers and non-employee directors on our board of directors. The compensation committee is also responsible for overseeing our equity benefit plans and other employee benefit plans in which executive officers participate, and for reviewing and approving our Compensation Discussion and Analysis. Our board of directors has determined that each member of our compensation committee meets the requirements for independence under the applicable rules and regulations of the SEC, NASDAQ and Section 162(m) of Internal Revenue Code of 1986, as amended (the “Code”). Pursuant to its charter, the compensation committee may form and delegate authority to subcommittees and delegate authority to one or more designated members of the committee. The compensation committee may also delegate to senior executive officers the authority to make certain grants of equity-based compensation to non-officer employees, subject to restrictions set forth in the charter and under applicable laws. For additional discussion of the processes and procedures the compensation committee has used to determine executive officer and non-employee director compensation please refer to the section entitled, “Named Executive Officer Compensation – Compensation Discussion and Analysis – How We Set Executive Compensation.”

During fiscal year 2015, our compensation committee did not engage a compensation consultant in connection with setting executive compensation, but it did review certain survey data regarding executive and non-employee director compensation compiled by Radford Consulting (“Radford”), a compensation consultant. Please see “Director Compensation” and “Named Executive Officer Compensation – Compensation Discussion and Analysis” for further description of the services and data provided by Radford. Prior to receiving the data from Radford, the compensation committee considered the independence of Radford in accordance with the terms of the compensation committee charter. The committee determined that Radford was independent and did not identify any conflicts of interest with respect to Radford.

Nominating and Governance Committee

Our nominating and governance committee consists of Messrs. Bland, Chung and Van Lunsen, with Mr. Bland serving as Chair. The nominating and governance committee is responsible for identifying individuals qualified to become members of our board of directors, making recommendations regarding candidates to serve on our board of directors and overseeing evaluations of the board of directors and its committees. In making recommendations regarding board candidates, the nominating and governance committee will consider desired board member qualifications, expertise, diversity and characteristics. In addition, the nominating and governance committee is responsible for making recommendations concerning governance matters. Our board of directors has determined that each member of our nominating and governance committee meets the requirements for independence under the applicable NASDAQ listing rules, except for Mr. Bland who is not deemed to be independent under the applicable NASDAQ listing rules because he served as our Chief Executive Officer until December 2012 and was employed by us in a transitional capacity through May 2013. Although he is not an independent director, Section 5605(e)(3) of the NASDAQ listing rules nonetheless permits the appointment of a non-independent director to the nominating and governance committee if the board of directors, under exceptional and limited circumstances, determine that the non-independent director’s membership is in the best interests of the Company. Based on Mr. Bland’s extensive experience with the Company and his prior experience as a public company director and committee chair, the board of directors concluded that, under the exceptional and limited circumstances presented by Mr. Edelstone’s resignation from the board of directors in September 2015, Mr. Bland’s appointment to, and membership on, the nominating and governance committee was in the best interests of the Company and its stockholders.

Pursuant to its charter, the nominating and governance committee will also consider qualified director candidates recommended by our stockholders. The nominating and governance committee evaluates the qualifications of candidates properly submitted by stockholders in the same manner as it evaluates the qualifications of director candidates identified by the committee or the board of directors. Stockholders can recommend director candidates by following the instructions outlined below in the section entitled “Additional Information – Consideration of Stockholder-Recommended Director Nominees.” No nominations for director were submitted to the nominating and governance committee for consideration by any of our stockholders in connection with the Annual Meeting.

The nominating and governance committee may rely on recommendations from a number of sources when identifying potential director candidates, including recommendations from current directors and officers. The committee may hire outside consultants, search firms or other advisors to assist in identifying director candidates.

When evaluating a candidate for director, the nominating and governance committee considers, among other things, the candidate’s judgment, knowledge, integrity, diversity, expertise and strategic, business and industry experience, which are likely to enhance the board of directors’ ability to govern our affairs and business. We do not have a separate policy regarding consideration of diversity in identifying director nominees, but the nominating and governance committee strives to nominate directors with a variety of complementary skills and backgrounds so that, as a group, the board of directors will possess a broad perspective and the appropriate talent, skills and expertise to oversee our business. The nominating and governance committee also takes into account independence requirements imposed by law or regulations (including the NASDAQ listing standards). In the case of director candidates recommended by stockholders, the nominating and governance committee may also consider the number of shares held by the recommending stockholder, the length of time that such shares have been held and the relationship, if any, between the recommending stockholder and the recommended director nominee.

Compensation Committee Interlocks and Insider Participation

During fiscal year 2015, no member of our compensation committee was, at any time during fiscal year 2015 or at any other time, an officer or employee of the Company, and, except as described in the section entitled “Certain Relationships and Related Person Transactions,” none had or has any relationships with the Company that are required to be disclosed under Item 404 of Regulation S-K. None of the Company’s executive officers have served as a member of the board of directors, or as a member of the compensation or similar committee, of any entity that has one or more executive officers who served on our board of directors or compensation committee during fiscal year 2015.

DIRECTOR COMPENSATION

2015 Director Compensation

The following table provides information regarding the compensation earned by our non-employee directors during fiscal year 2015. Our employee directors, Messrs. Ocampo and Croteau, did not receive any additional compensation for their services as directors. Mr. Croteau’s compensation is included with that of our other named executive officers in “2015 Summary Compensation Table” below.

Name	Fees Earned or Paid in Cash ($)	Stock Awards ($) (1)		Total ($)
Charles Bland	68,481	104,666	(2)	173,147
Peter Chung	78,750	104,666	(2)	183,416
Stephen Daly (3)	33,187	223,287	(2)	256,474
Susan Ocampo	48,750	—		48,750
Gil Van Lunsen	83,750	104,666	(2)	188,416

(1)	The amounts included under the “Stock Awards” column reflect the aggregate grant date fair value of the restricted stock unit awards granted in fiscal year 2015 to our non-employee directors, computed in accordance with FASB ASC Topic 718, excluding the effect of any estimated forfeitures. For more information on the underlying valuation assumptions used to calculate grant date fair values, see Notes 2 and 16 to Notes to Consolidated Financial Statements in our Annual Report on Form 10-K for fiscal year 2015. As of October 2, 2015, Messrs. Bland, Chung, Daly and Van Lunsen held unvested restricted stock units with respect to 3,139, 3,139, 6,429 and 3,139 shares of our common stock, respectively, and Mr. Bland held outstanding stock options with respect to 20,000 shares of our common stock.
(2)	On January 21, 2015, we granted each of Messrs. Chung, Bland and Van Lunsen an annual restricted stock unit award representing 1,562 shares of our common stock for their services as directors during fiscal year 2015. On April 22, 2015, we granted Mr. Daly a one-time restricted stock unit award representing 3,865 shares of our common stock in connection with his appointment to the board of directors. On May 15, 2015, we granted each of Messrs. Bland, Chung and Van Lunsen an annual restricted stock unit award representing 1,577 shares of our common stock and Mr. Daly an annual restricted stock unit award representing 2,564 shares of our common stock for services as a director during fiscal year 2015. Mrs. Ocampo has not been granted equity-based compensation from the Company in respect of her service as a director.
(3)	Mr. Daly was appointed to the board of directors effective March 20, 2015.

Our non-employee directors are compensated under our non-employee director compensation program as described below. Our compensation program for our non-employee directors has two elements, cash compensation and equity compensation. Given their substantial holdings of our common stock, we have not granted equity compensation to Mr. or Mrs. Ocampo for their service as directors (or his service as an employee, with respect to Mr. Ocampo) to date.

In fiscal year 2015, the compensation committee assessed the competitiveness of our non-employee director compensation program and made recommendations to the board of directors for certain changes to such program, which the board of directors subsequently approved. In making its assessments and recommendations, the compensation committee considered certain non-employee director compensation survey data, analysis, observations and assessments compiled by Radford. The Radford data included a comparative analysis of our non-employee director compensation program with those of the group of comparable companies described in “Named Executive Officer Compensation, Compensation Discussion and Analysis – How We Set Executive Compensation” below, and was used by the compensation committee to assess the competitiveness of our program and to develop the compensation committee’s recommended changes to our program. The Radford data indicated, among other things, that our program was below market median generally. Based on this data, the compensation committee considered potential changes to our program which would better align it with market median levels of non-employee director compensation. Based in part on the data provided by Radford, and with a view to making our non-employee director compensation program more competitive in attracting and retaining qualified non-employee directors, the board of directors approved certain modifications to our non-employee director compensation programs on May 15, 2015. Below we describe our non-employee director compensation programs both before and following these modifications.

Cash Compensation. Prior to May 15, 2015, the cash component of our non-employee director compensation program was as follows:

•	a $35,000 annual cash retainer for each non-employee director;

•

an annual cash retainer of $6,000 for each member of the audit committee and the compensation committee, and $4,000 for each member of the nominating and governance committee, in each case excluding the chair of such committees; and

•	an annual cash retainer of $15,000 for the chair of the audit committee, $10,000 for the chair of the compensation committee and $8,000 for the chair of the nominating and governance committee.

Beginning May 15, 2015, the cash component of our non-employee director compensation program was amended as follows:

•	a $45,000 annual cash retainer for each non-employee director;

•

an annual cash retainer of $10,000 for each member of the audit committee, $7,500 for each member of the compensation committee and $5,000 for each member of the nominating and governance committee, in each case excluding the chair of such committees; and

•	an annual cash retainer of $20,000 for the chair of the audit committee, $15,000 for the chair of the compensation committee and $10,000 for the chair of the nominating and governance committee.

These cash payments are calculated and paid in quarterly installments. Non-employee directors are also reimbursed for expenses in connection with attendance at board of directors and committee meetings. Non-employee directors are also eligible for coverage under our health care insurance plans at their election and at their sole expense.

Equity Compensation. Non-employee directors are also eligible to receive equity-based awards under our 2012 Omnibus Incentive Plan. Prior to May 15, 2015, the equity component of our non-employee director compensation program was as follows:

•

Each of our non-employee directors was eligible to be granted an annual restricted stock unit award representing a number of shares of common stock having a grant date fair market value equal to $50,000. Each such grant vested in full on or about the first anniversary of its grant date.

•

In addition to and not in lieu of the above annual grant, when a non-employee director first joined the board of directors, he or she was also eligible to be granted a restricted stock unit award representing a number of shares of common stock having an aggregate grant date fair market value representing that portion of $50,000 which was equivalent to the portion of the current calendar year during which such non-employee director would serve on the board of directors. Any such grant vested in full on the next regular annual director award vest date.

Beginning May 15, 2015, the equity component of our non-employee director compensation program was amended as follows:

•

Each of our non-employee directors will be granted an annual restricted stock unit award (or, upon the director’s request, a restricted stock award) each January representing a number of shares of common stock having a grant date fair market value equal to $130,000. This award will vest in full on February 15 of the calendar year immediately following the year of its grant date. If a non-employee director first joins the board of directors after the annual grant for the calendar year of his or her appointment or election has already been made, then he or she will be granted a restricted stock unit award (or, upon the director’s request, a restricted stock award) representing a number of shares of common stock having an aggregate grant date fair market value equal to $130,000 pro-rated based on the number of calendar days remaining in the calendar year following such appointment or election. Each such grant will vest in full on the first February 15 following its grant date.

•

In addition to and not in lieu of the above annual grant, when a non-employee director first joins the board of directors, he or she will also be granted a restricted stock unit award (or, upon the director’s request, a restricted stock award) representing a number of shares of common stock having an aggregate grant date fair market value equal to $170,000. Any such grant will vest in in three equal annual installments, with the first such vesting date being one year following whichever of February 15, May 15, August 15 or November 15 is soonest to follow the director’s date of appointment. Such initial grants shall not be prorated in value based on a mid-year appointment.

On January 21, 2015, we granted each of Messrs. Chung, Bland and Van Lunsen an annual restricted stock unit award representing 1,562 shares of our common stock vesting in full on February 15, 2016, for their services as directors during fiscal year 2015, in accordance with our non-employee director compensation policy in effect at that time. On April 22, 2015, we granted Mr. Daly a one-time restricted stock unit award representing 3,865 shares of our common stock, vesting over three years, in connection with his appointment to the board of directors. On May 15, 2015, we granted each of Messrs. Bland, Chung and Van Lunsen an annual restricted stock unit award representing 1,577 shares of our common stock and Mr. Daly an annual restricted stock unit award representing 2,564 shares of our common stock for services as a director during fiscal year 2015, which awards were intended to bring each non-employee director’s overall fiscal year 2015 director compensation in line with our updated non-employee director compensation program levels. Each such annual award will vest in full on February 15, 2016.

On January 7, 2016, we amended our 2012 Omnibus Incentive Plan to change the above-noted timing of future annual non-employee director equity awards from January of each year to the first business day following our annual meeting of stockholders each year, and made such annual awards and the initial equity award grant to non-employee directors implemented automatically under this plan without the need for further action by our board of directors or the compensation committee. Under this new program, non-employee directors who beneficially own more than twenty-five percent of our common stock are not eligible to receive these automatic grants of equity awards.

EXECUTIVE OFFICERS

The following table provides information regarding our executive officers as of January 19, 2016:

Name	Age	Position
John Ocampo	56	Chairman
John Croteau	54	President, Chief Executive Officer and Director
Robert McMullan	61	Senior Vice President and Chief Financial Officer
Walter Baker	49	Senior Vice President and General Manager, RF & Microwave
Dr. Alex Behfar	52	Senior Vice President and General Manager, Photonic Solutions
Robert Dennehy	42	Senior Vice President, Operations
Donghyun Thomas Hwang	52	Senior Vice President, Global Sales
John Kennedy	55	Senior Vice President and General Manager, Aerospace & Defense
Michael Murphy	54	Senior Vice President, Engineering
Preetinder Virk	52	Senior Vice President and General Manager, Carrier Networks

For biographical information for Messrs. Ocampo and Croteau, please refer to the section entitled “Proposal 1: Election of Directors.”

Robert McMullan has served as our Senior Vice President and Chief Financial Officer since January 2014. Prior to joining us, Mr. McMullan served as founder and Chief Executive Officer of Sands Point Associates, LLC, a mergers and acquisitions advisory, fund raising and operations consultancy, since January 2011. From December 2010 to August 2011, he served as Chief Executive Officer of FA Holding, Inc., holding company of First Allied Securities, Inc., a full-service independent broker/dealer. From May 2010 to November 2010, Mr. McMullan served as Chief Financial Officer and Chief Operating Officer of Partsearch Technologies, Inc., an ecommerce electronics replacement parts company. From June 2005 to September 2009, Mr. McMullan was Chief Executive Officer of Control Point Solutions, Inc. (which was acquired by HCL Technologies, Ltd. in September 2008), a provider of voice, data and wireless telecommunications expense management services. Prior to joining Control Point Solutions, Inc., Mr. McMullan served as Chief Financial Officer of various public companies, including Conexant Systems, Inc., GlobespanVirata, Inc. and The BISYS Group, Inc. Mr. McMullan holds a B.A. in business administration from St. Michael’s College.

Walter (“Greg”) Baker has served as our Senior Vice President and General Manager, RF & Microwave, since October 2014. He previously served as our Vice President, International Sales, since February 2014. From September 2012 to February 2014, he served as Chief Executive Officer of Nitronex, LLC (“Nitronex”), a designer and manufacturer of gallium nitride (“GaN”) semiconductors for RF, microwave and millimeterwave applications, which was acquired by us in February 2014. From June 2010 to September 2012, he served as General Manager of RF Small Signal Products at NXP Semiconductors. From September 2008 to June 2010, he served as Senior Vice President of Sales and Marketing at Mimix Broadband Inc. Mr. Baker holds a BSEE from Texas A&M University, a MSEE from Georgia Tech and an MS in Global Finance from Hong Kong University of Science and Technology/New York University Stern School of Business.

Dr. Alex Behfar has served as our Senior Vice President and General Manager, Photonic Solutions, since December 2014. Prior to joining us, in 2000 he founded BinOptics Corporation (“BinOptics”), a provider of indium phosphide lasers for data centers, mobile backhaul, silicon photonics and access networks, and served as the Chairman and Chief Executive Officer of BinOptics from its inception through our December 2014 acquisition of BinOptics. He holds an M.S. and a Ph.D. in Electrical Engineering from Cornell University and a B.Sc. in Electrical and Electronic Engineering from King’s College, University of London.

Robert Dennehy has served as our Senior Vice President, Operations since October 2013, and prior to that had served as our Vice President, Operations, since March 2011. He previously served as Managing Director of our

Cork, Ireland subsidiary from 2006 to March 2011. Prior to that Mr. Dennehy served in product management and other roles of increasing responsibility with us. Mr. Dennehy holds an Associate’s degree in Electronic Engineering and a Diploma in Business Administration from Henley Business School, London.

Donghyun Thomas Hwang has served as our Senior Vice President, Global Sales, since January 2015. From January 2002 through August 2014, Mr. Hwang held various sales positions at Hittite, including Vice President of Worldwide Sales from January 2010 to October 2013, Vice President of Asia-Pacific Sales from November 2013 to July 2014 and, following the acquisition of Hittite by Analog Devices, Inc., Director of Asia-Pacific Sales from July 2014 to August 2014. Mr. Hwang received a B.S. in Electrical Engineering and an M.S. in Electrical Engineering from Lehigh University.

John (“Jack”) Kennedy has served as our Senior Vice President and General Manager, Aerospace & Defense, since October 2014. He previously served as our Vice President, North America Sales, from March 2014 to October 2014, our Vice President, Global Sales, from May 2011 to March 2014, our Director, Global Distribution, from November 2010 to May 2011 and our Regional Sales Manager from May 2010 through November 2010. Mr. Kennedy holds a Bachelor of Science degree from Boston University.

Michael Murphy has served as our Senior Vice President, Engineering, since October 2013, and prior to that had served as our Vice President, Engineering, since November 2009. From July 2006 to November 2009, he served as Vice President of Engineering of the Networks Division of TriQuint Semiconductor, Inc., a supplier of RF components for wireless communications. Mr. Murphy holds a B.S.E.E. and an M.S.E.E from the University of Massachusetts and a Master’s Degree in Business Administration from Boston University.

Preetinder Virk has served as our Senior Vice President and General Manager, Carrier Networks, since October 2014, and prior to that had served as our Senior Vice President, Strategy, since December 2013. From May 2012 to December 2013, Mr. Virk served as Senior Vice President and General Manager, Communications Processing, for Mindspeed Technologies, Inc. (“Mindspeed”). From April 2009 to February 2012, Mr. Virk served as Director, Global Network Segment Marketing, for Freescale Semiconductor, Inc., a provider of embedded processing solutions for the automotive, consumer, industrial and networking markets. From October 2007 to April 2009, Mr. Virk served as Mindspeed’s Senior Vice President and General Manager, Enterprise and Consumer Premise. Mr. Virk earned a Master’s Degree in Business Administration and a Master’s Degree in Electrical Engineering from Worcester Polytechnic Institute. He also is a graduate of Thapar Institute of Engineering in India.

NAMED EXECUTIVE OFFICER COMPENSATION,

COMPENSATION DISCUSSION AND ANALYSIS

Named Executive Officers

This compensation discussion and analysis provides information about our executive compensation program for our fiscal year 2015 as it relates to the following “named executive officers” whose compensation is presented in the tables and accompanying narratives following this discussion:

•	John Croteau, President and Chief Executive Officer

•	Robert McMullan, Senior Vice President and Chief Financial Officer

•	Dr. Alex Behfar, Senior Vice President and General Manager, Photonic Solutions

•	Robert Dennehy, Senior Vice President, Operations

•	Michael Murphy, Senior Vice President, Engineering

•	Najabat Hasnain Bajwa, Former Senior Vice President and General Manager, High-Performance Analog

Mr. Bajwa joined us in connection with our acquisition of Mindspeed in December 2013 (the “Mindspeed Acquisition”) and his employment with us terminated in August 2015. In connection with his termination of employment, Mr. Bajwa received severance benefits under his employment agreement with us, as described under “2015 Summary Compensation Table” and “Potential Payments upon Termination or Change of Control.” Dr. Behfar joined us in connection with our acquisition of BinOptics in December 2014 (the “BinOptics Acquisition”). In connection with the BinOptics Acquisition, Dr. Behfar became a participant in, and received payments under, the BinOptics Corporation Amended and Restated 2014 Key Employee Retention Plan, as described below.

Objectives of Our Executive Compensation Programs

The compensation committee of our board of directors oversees the compensation plans, policies and programs covering our executive officers, including our named executive officers, under its authority as delegated by our board of directors. Our compensation programs for our named executive officers are designed to:

•	attract and retain the best executive talent;

•	motivate our executives to achieve our financial and business goals; and

•	align our executives’ interests with those of our stockholders to drive increased shareholder value.

To achieve these goals, we structure our named executive officer compensation programs to provide a competitive level of total compensation and create a strong link with our business results by tying a significant portion of each executive’s compensation to the achievement of specific performance goals that we expect will increase shareholder value.

How We Set Executive Compensation

The compensation in effect for our named executive officers for fiscal year 2015 reflects a combination of individually negotiated employment arrangements that we have entered into with each of our named executive officers and a total compensation program for our executive officers developed in prior periods by our compensation committee and refined by it in fiscal year 2015 as described in more detail below. The specific terms of the employment arrangements for our named executive officers were negotiated with our Chairman of the Board or with our Chief Executive Officer serving at the time of such negotiations. Our Chief Executive Officer also makes recommendations to our compensation committee from time to time regarding adjustments in the compensation of our other named executive officers. Any compensation arrangements and updates to existing compensation arrangements with our named executive officers implemented since our initial public offering have been approved by our compensation committee.

During fiscal year 2015, we did not specifically benchmark the total target compensation or individual components of compensation for our named executive officers. However, we used industry total compensation data compiled by Radford, our compensation consultant, as a reference in evaluating and refining our executive compensation programs. Radford compiled compensation data from companies with $200 million to $1.8 billion in annual revenue, which we believe are comparable to us in size. We also used proxy statement data gathered from the following companies that we considered similar to us in terms of business lines or in terms of potential competition for executive talent: Analogic Corporation, Cabot Microelectronics Corporation, Cirrus Logic Inc., Cypress Semiconductor Corporation, Diodes Incorporated, Integrated Device Technology, Inc., International Rectifier Corporation, Intersil Corporation, Micrel Inc., Microsemi Corporation, Monolithic Power Systems, Inc., OmniVision Technologies, Inc., PMC-Sierra Inc., Power Integrations Inc., Rambus Inc., Semtech Corporation, Silicon Image, Inc., Silicon Laboratories Inc., Synaptics Incorporated and Tessera Technologies, Inc.

Using such Radford survey data and subjective factors such as the relative importance we place on each role, considerations of peer group equity compensation practices and other factors, the compensation committee developed total compensation “targets” for each of our named executive officer positions. The compensation committee then developed a total compensation plan, consisting of elements of base pay, target annual cash incentive award and long-term equity incentives further discussed below, that provided each named executive officer with the opportunity to realize the targeted total compensation while furthering the objectives of our compensation programs as noted above. Based on our review of the above-described compensation data, we believe that the total compensation provided to our named executive officers in fiscal year 2015 was generally below market median overall assuming a “target” level of achievement against the performance targets applicable to the performance-based restricted stock unit awards granted to such named executive officers in fiscal year 2015 (discussed in more detail below under “Long-Term Equity Incentives – Performance-Based Equity Incentives”), and at or near market median overall assuming a two times or three times level of achievement against such performance targets.

Elements of Executive Compensation

Our compensation program for our named executive officers consists of the following elements:

•	base salary and benefits;

•	annual cash incentives; and

•	long-term equity incentives.

Base Salary and Benefits

The annual base salary in place for fiscal year 2015 for each of our named executive officers was determined pursuant to the terms of each executive’s employment agreement, and reflects each executive’s relative level of experience and responsibility as well as any discretionary increases to such amounts approved by our compensation committee in fiscal year 2015 or in prior fiscal years. The compensation committee authorized a sixteen percent increase to the base salary of our Chief Executive Officer in fiscal year 2015 based on its review of the Radford data discussed above. After this review, it was determined that an increase of this size was appropriate to maintain a competitive level of base salary. The compensation committee authorized a ten percent increase to the base salary of our Senior Vice President, Operations, in fiscal year 2015 based on considerations of internal pay equity and a goal of more appropriately reflecting his scope of responsibility and position in our executive management structure. The compensation committee authorized a three percent increase to the base salary of each of our other named executive officers in connection with its review of our executive compensation levels in fiscal year 2015, with the exception of our Senior Vice President and General Manager, Photonic Solutions, whose base salary had recently been set in connection with the BinOptics Acquisition.

The following table shows the annual base salaries for our named executive officers in place at the end of fiscal year 2015.

Name	Fiscal Year 2015 Salary
John Croteau President and Chief Executive Officer	$600,000
Robert McMullan Senior Vice President and Chief Financial Officer	$328,879
Alex Behfar Senior Vice President and General Manager, Photonic Solutions	$275,000
Robert Dennehy Senior Vice President, Operations	$330,000
Michael Murphy Senior Vice President, Engineering	$328,900
Najabat Bajwa Former Senior Vice President and General Manager, High-Performance Analog	$350,097

We generally provide our named executive officers health and welfare benefits on the same terms as our other salaried employees, including health benefits and life insurance coverage, as well as the opportunity to receive matching contributions under our 401(k) plan.

We believe that, in order for us to attract top executive talent, we must not be limited to those individuals residing in the Boston metropolitan area and in some cases must be willing to offer to pay for or reimburse an agreed upon amount of relocation, commuting, temporary housing and other related costs. In fiscal year 2015, we made such payments and reimbursements to our Chief Financial Officer in connection with his commuting to work from a home outside the Boston metropolitan area.

Annual Cash Incentives

During fiscal year 2015, each of our named executive officers, other than our former Senior Vice President and General Manager, High-Performance Analog, participated in our cash incentive programs. Our cash incentive programs were comprised of two six-month performance periods within our fiscal year, with different metrics for each period, as described below. In the case of our former Senior Vice President and General Manager, High-Performance Analog, who joined us in connection with the Mindspeed Acquisition, in order to retain his services as a key contributor of the acquired business, during fiscal year 2014, our compensation committee approved an employment arrangement with him that included a minimum annual bonus equal to 50% of his annual base salary for the first three years of his employment with us. Our compensation committee determined the target cash incentive award opportunity for each of our named executive officers for fiscal year 2015 based on its business judgment regarding the appropriate level of incentive opportunity to motivate and retain these executives, and to establish an appropriate “pay for performance” linkage between their total compensation and our overall financial results. In making this business judgment, the compensation committee considered each named executive officer’s historical levels of incentive opportunity as well as each named executive officer’s respective salary and level of incentive opportunity relative to those of our other named executive officers. Based on these considerations and those described above with respect to the base salary increase awarded to our Chief Executive Officer in fiscal year 2015, our compensation committee increased our Chief Executive Officer’s target cash incentive award opportunity from 57.5% to 100% of his base salary amount in fiscal year 2015, and maintained the target cash incentive award opportunity of our other named executive officers at their previously-set levels. This target opportunity was also subject to potential discretionary increase or reduction based on individual performance during the period. The following table shows the cash incentive award opportunity of each of our named executive officers for fiscal year 2015 assuming “target” level achievement against applicable performance metrics, expressed as a percentage of each executive’s annual base salary.

Name	Fiscal Year 2015 Cash Incentive Award Opportunity (% of Base Salary)
John Croteau President and Chief Executive Officer	100%
Robert McMullan Senior Vice President and Chief Financial Officer	50%
Alex Behfar Senior Vice President and General Manager, Photonic Solutions	50%
Robert Dennehy Senior Vice President, Operations	50%
Michael Murphy Senior Vice President, Engineering	50%
Najabat Bajwa Former Senior Vice President and General Manager, High-Performance Analog	50%

First Half 2015 Program. Payments under the cash incentive program for the first half of fiscal year 2015 were based on our performance in that period as compared against the following adjusted operating income goals for the six months ended April 3, 2015:

First Half Fiscal Year 2015 Performance Goal	Threshold	Target	Maximum	Actual Performance
Adjusted Operating Income	$55.9 million	$62.9 million	$69.8 million	$58.9 million

We selected adjusted operating income as the performance metric for this program as we believe it is a primary driver of shareholder value. The calculation of adjusted operating income excludes the impact of accrued costs for the payment of incentives under the cash incentive program itself, as well as discontinued operations, the impact of fair value accounting in merger and acquisitions (“M&A”) of businesses, M&A costs, including acquisition and related integration costs, certain cost savings from synergies expected from M&A activities, income and expenses from transition services related to M&A activities, expected amortization of acquisition-related intangibles, share-based and other non-cash compensation expense, certain cash compensation, restructuring charges, litigation settlement and costs, changes in the carrying values of assets and liabilities measured at fair value, contingent consideration, amortization of debt discounts and issuance costs, other non-cash expenses, earn-out costs, restructuring costs and certain income tax items. If performance exceeded the threshold level, a total pool for all participating employees within the Company would be funded at $3.5 million for target performance and $7.0 million for maximum performance. For performance falling between these specified levels, a total pool would be funded based on linear interpolation. Each named executive officer (other than our former Senior Vice President and General Manager, High-Performance Analog, as noted above) would be eligible for a payment based on an allocated portion of this pool based on both the executive’s target incentive amount and individual job performance. There was no set weighting assigned by the compensation committee to the individual component of the annual incentive program.

In light of our performance for the first half of fiscal year 2015 (see the “Actual Performance” column in the table above) and the compensation committee’s assessment that each named executive officer performed at 100% of his expected level of individual performance, we paid each participating named executive officer (other than our former Senior Vice President and General Manager, High-Performance Analog, as noted above) approximately 43.2% of his respective target annual cash incentive award opportunity for the first half of fiscal year 2015.

Second Half 2015 Program. Payments under the cash incentive program for the second half of fiscal year 2015 were based on our performance in that period as compared against the following adjusted operating income goals for the six months ended October 2, 2015:

Second Half Fiscal Year 2015 Performance Goal	Threshold	Target	Maximum	Actual Performance
Adjusted Operating Income	$47.3 million	$55.9 million	$64.5 million	$56.6 million

We selected adjusted operating income as the performance metric for the second half of fiscal year 2015 for the reasons set forth above. In addition to excluding the items identified above, our adjusted operating income goals and actual performance noted in the table above for the second half of fiscal year 2015 also excluded any contribution from our automotive business, which was divested to a third party during the second half of fiscal year 2015. If performance exceeded the threshold level, a total pool for all participating employees within the Company would be funded at $4.3 million for target performance and $8.6 million for maximum performance. For performance falling between these specified levels, a total pool would be funded based on linear interpolation. Each named executive officer (other than our former Senior Vice President and General Manager, High-Performance Analog, as noted above) would be eligible for a payment based on an allocated portion of this pool based on both a specified percentage of annual base salary and the executive’s individual job performance.

In light of our performance for the second half of fiscal year 2015 (see the “Actual Performance” column in the table above) and the compensation committee’s assessment that each named executive officer performed at 100% of his expected level of individual performance, we paid each participating named executive officer (other than our former Senior Vice President and General Manager, High-Performance Analog, as noted below) approximately 109% of his respective target annual cash incentive award opportunity for the second half of fiscal year 2015.

Senior Vice President and General Manger, High-Performance Analog, 2015 Cash Incentive. For our former Senior Vice President and General Manager, High-Performance Analog, our compensation committee set an annual target of $35.3 million in adjusted operating income for our High-Performance Analog target market for fiscal year 2015, with his first half 2015 cash incentive payment amount estimated based on fiscal year to date performance against that annual target through the end of the first half of fiscal 2015, and his second half 2015 cash incentive payment amount to be calculated based on actual performance against that target for fiscal year 2015 and consideration of his minimum annual bonus agreement described above. We paid our former Senior Vice President and General Manager, High-Performance Analog, a cash incentive payment of $85,000 based on estimated full-year performance against this target based on our achievement of target adjusted operating income for our High-Performance Analog target market in the first half of fiscal year 2015, but made no cash incentive payment to him for the second half of fiscal year 2015 as his employment with us ended before the end of the applicable performance period.

Special Retention Program

In connection with the BinOptics Acquisition, the Company and BinOptics adopted the Amended and Restated 2014 Key Employee Retention Plan (the “Retention Plan”). Our Senior Vice President and General Manager, Photonic Solutions, is a participant in the Retention Plan, along with other key employees of BinOptics. Dr. Behfar received a payment under this plan at the closing of the BinOptics Acquisition and is eligible to receive payments on each of the first and second anniversaries of the closing of this acquisition, generally subject to his remaining employed by us on the date the retention payments are made. The amounts payable under the Retention Plan include payments that would otherwise have been made in respect of BinOptics shares and options previously held by Dr. Behfar, payments under a prior retention plan of BinOptics and additional bonus amounts agreed to as part of the BinOptics Acquisition.

Long-Term Equity Incentives

As part of our compensation committee’s review, evaluation and further development of our overall compensation program for our named executive officers in 2015 as described above, and in an attempt to establish a mix of cash and equity compensation for each named executive officer such that we both reward current performance adequately to retain these executives in a competitive marketplace, and provide them with adequate incentives to drive long-term stockholder value, our compensation committee assigned each named executive officer a restricted stock unit award “equity percentage” as follows, and also determined the relative portion of such award that would be granted to each named executive officer subject to time-based or performance-based vesting criteria, as applicable:

Named Executive Officer	Fiscal Year 2015 Restricted Stock Unit Equity Percentage	Time-Based/ Performance-Based
John Croteau President and Chief Executive Officer	100%	40% / 60%
Robert McMullan Senior Vice President and Chief Financial Officer	85%	40% / 60%
Alex Behfar Senior Vice President and General Manager, Photonic Solutions	65%	50% / 50%
Robert Dennehy Senior Vice President, Operations	75%	40% / 60%
Michael Murphy Senior Vice President, Engineering	85%	40% / 60%
Najabat Bajwa Former Senior Vice President and General Manager, High-Performance Analog	65%	50% / 50%

This restricted stock unit equity percentage, when applied to the sum of each named executive officer’s annual salary and his annual cash incentive potential at target, approximates the value of the restricted stock unit awards at target we would typically grant to such named executive officer annually under our executive compensation program. While the equity percentage assigned to a particular executive is considered a guideline and is used by our compensation committee together with annual salary, annual cash incentive potential and any other equity incentive awards, such as the performance option awards described below, to evaluate each executive officer’s “total compensation,” the compensation committee retains discretion to vary the amount of any such executive’s annual equity grant based on performance factors, the overall dilutive impact of our employee equity grant program, the amount of unvested equity awards already held by such executive, perceived anomalies in the current valuation of our common stock or otherwise. As noted in the table above, our compensation committee determined that, in keeping with our “pay for performance” philosophy, it was advisable to subject all stock option awards, and a substantial portion of the restricted stock unit awards made to our named executive officers in fiscal year 2015, to vesting restrictions based on the achievement of performance metrics the committee believed to be important drivers of our business performance, with an even greater portion of performance-based equity awards made to our Chief Executive Officer, Chief Financial Officer and certain other named executive officers.

Time-Based Equity Incentives. In fiscal year 2015, we provided each of our named executive officers with long-term equity incentives through the grant of restricted stock units subject to time-based vesting under our 2012 Omnibus Incentive Plan. Our compensation committee granted restricted stock units because they provide a valuable retention incentive to our executives. In addition, we believe that because we require fewer shares to deliver the same amount of retention incentive to a given executive using a restricted stock unit award than we would if we granted a stock option award, restricted stock units also reduce the overall potential dilution to our stockholders from our equity-based compensation programs.

In connection with our hiring of our Senior Vice President and General Manager, Photonic Solutions, in fiscal year 2015, we granted him an award of 13,866 restricted stock units that vest over four years based on continued employment. This award was approved by our compensation committee based on negotiations with the executive as part of our recruitment of him to join us in connection with the BinOptics Acquisition. The size of the award was determined by our compensation committee based on its business judgment that an award of this size was necessary to successfully recruit him, as well as based on the other general considerations described above.

In addition, in fiscal year 2015, as part of our annual equity compensation award program, we granted our Chief Executive Officer 15,000 restricted stock units, our Chief Financial Officer 5,241 restricted stock units, our Senior Vice President, Engineering, 5,242 restricted stock units, our Senior Vice President, Operations, 4,641 restricted stock units, our Senior Vice President and General Manager, Photonic Solutions, 4,190 restricted stock units and our former Senior Vice President and General Manager, High-Performance Analog, 5,334 restricted stock units, each of which is subject to time-based vesting restrictions based on continued employment over four years. Our compensation committee approved these restricted stock units based on its business judgment that they reflected an appropriate level of long-term incentive to retain these officers. The size of each award was arrived at by the compensation committee based on considerations of the factors described above.

Performance-Based Equity Incentives.

Performance RSUs. In addition to the time-based restricted stock unit awards described above, in fiscal year 2015, as part of our annual equity compensation award program, we granted our Chief Executive Officer 22,500 restricted stock units, our Chief Financial Officer 7,862 restricted stock units, our Senior Vice President, Engineering, 7,863 restricted stock units, our Senior Vice President, Operations, 6,961 restricted stock units, our Senior Vice President and General Manager, Photonic Solutions, 4,190 restricted stock units and our former Senior Vice President and General Manager, High-Performance Analog, 5,334 restricted stock units, each of which is subject to performance-based vesting conditions. The performance-based RSUs are divided into three equal tranches with one tranche eligible to vest based on the our non-GAAP earnings per share (“Adjusted EPS”) growth during fiscal year 2015, one tranche eligible to vest based on Adjusted EPS growth during fiscal years 2015–2016 and one tranche eligible to vest based on Adjusted EPS growth during fiscal years 2015–2017. For each tranche, recipients can earn between 0% to 300% of the target number of performance-based RSUs, depending on actual performance. Once earned, the performance-based RSUs will be settled the following May, subject to continued employment with us through the settlement date. Our compensation committee approved these performance-based restricted stock units based on its business judgment that they reflected an appropriate level of long-term incentives to retain these officers and further align their compensation with the attainment of a key performance metric and increases in shareholder value. The size of each award was arrived at by the compensation committee based on considerations of the factors described above. Adjusted EPS is a non-GAAP financial metric and the calculation of Adjusted EPS excludes discontinued operations, the impact of fair value accounting in M&A of businesses, M&A costs, including acquisition and related integration costs, certain cost savings from synergies expected from M&A activities, income and expenses from transition services related to M&A activities, expected amortization of acquisition-related intangibles, share-based and other non-cash compensation expense, certain cash compensation, restructuring charges, litigation settlement and costs, changes in the carrying values of assets and liabilities measured at fair value, contingent consideration, amortization of debt discounts and issuance costs, other non-cash expenses, earn-out costs, restructuring costs and certain income tax items.

Performance Options. Also, in fiscal year 2015, as part of our annual equity compensation award program, we granted our Chief Executive Officer 100,000 stock options, our Senior Vice President, Engineering, 10,000 stock options, our Senior Vice President, Operations, 25,000 stock options and our former Senior Vice President and General Manager, High-Performance Analog, 10,000 stock options subject to performance-based vesting conditions. The performance-based stock options will vest and become exercisable in full if certain pre-established revenue and non-GAAP gross margin targets are met or exceeded in any four consecutive fiscal quarters completed during the term of the awards. Our compensation committee approved these stock options based on its business judgment that they reflected an appropriate level of long-term incentive to retain these officers and, through the use of revenue and gross margin performance metrics, further align their compensation with increases in shareholder value. The size of each award was arrived at by the compensation committee based on considerations of the factors described above.

In addition, in fiscal year 2015, as part of our annual equity compensation award program, we granted our Chief Financial Officer performance-vesting options to purchase 20,000 shares of our common stock. These options vest as to 100% of the underlying shares if the closing price for our common stock equals or exceeds $63.60 per share for a period of three consecutive trading days, which represented an approximate premium of 50% to the 52-week high price per share of our common stock as of the date the options were granted. Our compensation committee approved these options to reward our Chief Financial Officer because of his significant contributions to the execution of our acquisition, divestiture and capital formation transactions in 2015, as well as its business judgment that these reflected an appropriate level of long-term incentive to keep our Chief Financial Officer’s total target compensation competitive overall, retain his continued service to us and further align his compensation with increases in shareholder value. The size of the award was arrived at by the compensation committee based on its 2015 review of our executive compensation program and Radford and other third-party compensation data, as well as in consideration of the other factors described above.

We believe that the performance-based options and restricted stock units granted to our named executive officers as described above are a useful tool for compensating our executives, in that they align executives’ interests directly with those of our stockholders by tying the vesting of, or the amount that is earned in respect of, an award directly to achieving a pre-established measure of performance determined to be important to the Company’s success. We believe such awards also provide a valuable retention incentive to executives committed to increasing shareholder value. Given these considerations, we may increasingly employ performance-based equity incentives in our executive compensation programs in the future.

Severance Arrangements

Because we believe it is in our best interests and the best interests of our stockholders to encourage and reinforce the continued dedication and attention of our senior executives, and to minimize the potential for them to be distracted from performing their duties by the potential prospect of a termination of employment, we have agreed to provide our Chief Executive Officer and our Senior Vice President, Engineering, with severance benefits as described in the executive’s employment agreement, as described below. Our Senior Vice President and General Manager, Photonic Solutions, is also entitled to certain severance benefits under the Retention Plan, as described below. In October 2014, following a period of heavy consolidation in our industry and with a similar motivation of keeping our executives focused on managing our business without distraction by a potential change in control, we also adopted a change in control plan in which each of our named executive officers other than our Senior Vice President and General Manager, Photonic Solutions, participate and which provides severance protection if a participant is terminated under certain circumstances in connection with a change in control. In adopting our change in control plan, our compensation committee was motivated by a belief that the benefits of the plan were reasonable in scope and amount, would better align the interests of our executives with those of our stockholders in the context of a potential change in control and may enhance stockholder value whether or not a future change in control occurs by helping to retain those executives who are participants in this plan. See “Potential Payments upon Termination or Change in Control” below for a more detailed discussion of these potential payments.

Non-Competition Agreements

With the goal of securing the services of executives who may be key to our success for a period of time and preventing competitors from hiring such personnel away from us, from time to time we may enter into agreements where an executive agrees not to go to work for a competing enterprise for a period of time in exchange for a payment or payments from us. In fiscal year 2015, in connection with the BinOptics Acquisition, we entered into such an arrangement with our Senior Vice President and General Manager, Photonic Solutions, providing for non-competition covenants from the executive during the term of his employment and for a period of eighteen months thereafter.

Tax and Accounting Considerations

Section 162(m) of the Code generally disallows a tax deduction to a public corporation for annual compensation in excess of $1 million paid to its principal executive officer and the three other most highly compensated named executive officers (excluding the principal financial officer). Compensation that qualifies as “performance-based” is excluded for purposes of calculating the amount of compensation subject to the $1 million limit. In addition, in the case of a privately held corporation that becomes a public corporation, the $1 million limit generally does not apply to compensation paid pursuant to a compensation plan or agreement that existed prior to the initial public offering during a limited transition period following such public offering. This transition period expires for us at our 2016 annual meeting of shareholders. After the expiration of the transition period described above, the compensation committee expects to take into consideration the potential deductibility of the compensation payable under our programs as one of the factors to be considered when establishing our executive compensation programs. We are asking our shareholders to approve the material terms of our 2012 Omnibus Incentive Plan, consistent with the requirements of the performance-based compensation exemption under Section 162(m). However, the compensation committee believes that its primary responsibility is to provide a compensation program that attracts, retains and rewards the executives necessary for our success. Accordingly, the compensation committee may, in its judgment, authorize compensation payments that do not comply with the exemptions, in whole or in part, under Section 162(m) or that may otherwise be limited as to tax deductibility.

The compensation committee considers the accounting implications of significant compensation decisions, including decisions that relate to our equity incentive award plans and programs. If accounting standards change, we may revise certain programs to appropriately align accounting expenses of our equity awards with our overall executive compensation philosophy and objectives.

Say on Pay

At our 2013 Annual Meeting of Stockholders, our stockholders approved on an advisory basis to hold future advisory votes to approve the compensation of our executive officers every three years. In light of the stockholder vote on such matter, our current policy is to provide stockholders with an opportunity to approve the compensation of our named executive officers every three years, with the next such vote occurring at the Annual Meeting, as discussed below in “Proposal 2: Advisory Vote on the Compensation of Our Named Executive Officers.”

COMPENSATION COMMITTEE REPORT

The compensation committee has reviewed and discussed the Compensation Discussion and Analysis required by Item 402(b) of Regulation S-K with management, and, based on such review and discussions, the compensation committee recommended to our board of directors that the Compensation Discussion and Analysis be included in this Proxy Statement.

Members of the compensation committee:

Peter Chung (Chairman)

Stephen Daly

Gil Van Lunsen

2015 Summary Compensation Table

The following table provides information regarding the compensation earned by or paid to our named executive officers for fiscal years 2015, 2014 and 2013. Dr. Behfar became employed by us in connection with the BinOptics Acquisition in December 2014 and compensation is reported for him only for the portion of fiscal year 2015 that he was employed by us. Unless otherwise specified, positions listed below are those currently held by the named executive officers.

Name and Principal Position	Year	Salary ($)	Bonus ($) (1)	Stock Awards ($) (2)		Option Awards ($) (2)		Non-Equity Incentive Plan Compensation ($)	All Other Compensation ($) (3)	Total ($)
John Croteau	2015	547,692	—	2,776,950		1,012,000		390,963	8,603	4,736,208
President and Chief Executive Officer	2014 2013	505,192 500,000	— 20,413	782,105 2,687,559		1,540,018 —		233,163 146,682	8,796 8,452	3,069,274 3,363,106
Robert McMullan	2015	322,984	—	993,379		247,600		124,104	85,001	1,773,068
Senior Vice President and Chief Financial Officer	2014	226,181	—	973,020		256,200		125,705	103,181	1,684,287
Alex Behfar	2015	222,115	—	1,010,030		—		74,937	5,538,144	6,845,226
Senior Vice President and General Manager, Photonic Solutions
Robert Dennehy	2015	314,350	—	879,557		258,750		122,185	4,305	1,579,147
Senior Vice President, Operations	2014	292,319	—	328,017		341,600		117,595	2,460	1,081,991
Michael Murphy	2015	323,005	—	993,516		103,500		124,112	8,552	1,552,685
Senior Vice President, Engineering	2014 2013	313,239 310,019	— 11,006	392,553 322,448		256,200 —		125,713 79,086	8,362 8,339	1,096,067 730,989
Najabat Bajwa	2015	298,432	84,976	735,239	(4)	103,500	(4)	—	438,790	1,660,937
Former Senior Vice President and General Manager, High-Performance Analog	2014	288,987	169,950	813,314		—		—	985,650	2,257,901

(1)	Fiscal Year 2013 amounts represent the portion of an aggregate discretionary pool increase under Second Half 2013 Cash Incentive Program paid to the named executive officer. The amounts for fiscal years 2015 and 2014 for Mr. Bajwa represent the minimum annual bonus amount promised to him in accordance with his employment agreement. See “Compensation Discussion and Analysis – Annual Cash Incentives” for a more detailed description of this bonus amount.
(2)	The amounts included under the “Stock Awards” and “Option Awards” columns reflect aggregate grant date fair value of the option and restricted stock unit awards granted in each respective fiscal year, computed in accordance with FASB ASC Topic 718, excluding the effect of any estimated forfeitures. For more information on the underlying valuation assumptions used to calculate grant date fair values, see Notes 2 and 16 to Notes to Consolidated Financial Statements in our Annual Report on Form 10-K for fiscal year 2015. With respect to the performance-based restricted stock unit and option awards granted to our named executive officers during fiscal year 2015, the aggregate grant date fair value of such awards was determined based on the probable outcome of the performance conditions associated with such awards, which was determined to be the maximum level of performance.

(3)	Consists of the following amounts for each named executive officer for fiscal year 2015:

Name	Basic Life Insurance Premiums ($)	Company Contribu- tions to 401(k) Plans ($)	Acquisition- Related Payments ($)		Severance Payments ($)		Severance- Related COBRA Reim- bursement ($)		Severance- Related Outplacement Reim- bursement ($)		PTO Lump Sum Payment ($)		Relocation and Commuting Payments ($)	Tax Gross-Up Payments ($)		Total ($)
John Croteau	1,213	7,390	—		—		—		—		—		—	—		8,603
Robert McMullan	752	3,904	—		—		—		—		—		42,484	37,826	(A)	84,966
Alex Behfar	39	—	5,538,105	(B)	—		—		—		—		—	—		5,538,144
Robert Dennehy	703	3,602	—		—		—		—		—		—	—		4,305
Michael Murphy	752	7,800	—		—		—		—		—		—	—		8,552
Najabat Bajwa	698	7,800	—		350,097	(C)	25,240	(C)	8,500	(C)	46,455	(C)	—	—		438,790

(A)	Represents amounts paid to Mr. McMullan in connection with tax reimbursement for his relocation and commuting expenses.
(B)	Represents amounts paid to Dr. Behfar upon the closing of the BinOptics Acquisition under the Retention Plan.
(C)	Represents severance payments and benefits paid or provided to Mr. Bajwa in connection with his termination of employment.
(4)	Mr. Bajwa’s unexercised equity awards granted to him during fiscal year 2015 were forfeited in connection with his termination of employment.

2015 Grants of Plan-Based Awards Table

The following table provides information regarding plan-based awards granted to our named executive officers for the fiscal year ended October 2, 2015.

		Estimated Future Payouts Under Non-Equity Incentive Plan Awards (1)			Estimated Future Payouts Under Equity Incentive Plan Awards (2)
Name	Grant Date	Threshold ($)	Target ($)	Maximum ($)	Threshold (#)	Target (#)	Maximum (#)	All Other Stock Awards: Number of Shares of Stock or Units (#) (3)	Exercise or Base Price of Option Awards ($/Sh)	Grant Date Fair Value of Stock and Option Awards ($) (4)
John Croteau		—	600,000	1,200,000	—	—	—	—	—	—
	05/15/2015	—	—	—	—	100,000	—	—	33.60	1,012,000
	05/15/2015	—	—	—	—	22,500	67,500	—	—	2,272,050
	05/15/2015	—	—	—	—	—	—	15,000	—	504,900
Robert McMullan		—	164,440	328,879	—	—	—	—	—	—
	09/03/2015	—	—	—	—	20,000	—	—	29.80	247,600
	4/22/2015	—	—	—	—	7,862	23,586	—	—	812,774
	4/22/2015	—	—	—	—	—	—	5,241	—	180,605
Alex Behfar		—	137,500	275,000	—	—	—	—	—	—
	04/22/2015	—	—	—	—	4,190	12,570	—	—	433,162
	01/21/2015	—	—	—	—	—	—	13,866	—	432,481
	04/22/2015	—	—	—	—	—	—	4,190	—	144,387
Robert Dennehy		—	165,000	330,000	—	—	—	—	—	—
	04/22/2015	—	—	—	—	20,000	—	—	34.46	258,750
	04/22/2015	—	—	—	—	6,961	20,883	—	—	719,628
	04/22/2015	—	—	—	—	—	—	4,641	—	159,929
Michael Murphy		—	164,450	328,900	—	—	—	—	—	—
	04/22/2015	—	—	—	—	10,000	—	—	34.46	103,500
	04/22/2015	—	—	—	—	7,863	23,589	—	—	812,877
	04/22/2015	—	—	—	—	—	—	5,242	—	180,639
Najabat Bajwa (5)		—	175,049	350,097	—	—	—	—	—	—
	04/22/2015	—	—	—	—	10,000	—	—	34.46	103,500
	04/22/2015	—	—	—	—	5,334	16,002	—	—	551,429
	04/22/2015	—	—	—	—	—	—	5,334	—	183,810

(1)	Amounts in the “Estimated Future Payouts Under Non-Equity Incentive Plan Awards” columns of the 2015 Grants of Plan Based Awards Table represent the cash incentive award opportunity for each named executive officer under the cash incentive programs in place for fiscal year 2015. The amount of each executive’s cash incentive award opportunity is based on the executive’s annual base salary and cash incentive award opportunity percentage. See “Compensation Discussion and Analysis – Annual Cash Incentives” for a more detailed description of these programs. Amounts in the “Non-Equity Incentive Plan Compensation” column of the 2015 Summary Compensation Table represent the cash incentive awards actually earned by each named executive officer under the cash incentive programs in place for fiscal year 2015. For Mr. Bajwa, the amounts take into account his minimum annual bonus amount promised to him in accordance with his employment agreement. See “Compensation Discussion and Analysis – Annual Cash Incentives” for a more detailed description of this bonus amount. The bonus amount paid to Mr. Bajwa with respect to fiscal year 2015 is included in the “Bonus” column of the 2015 Summary Compensation Table.
(2)	Amounts in the “Estimated Future Payouts Under Equity Incentive Plan Awards” columns of the 2015 Grants of Plan Based Awards Table represent performance-based restricted stock and option awards granted to each named executive officer under the 2012 Omnibus Incentive Plan in fiscal year 2015. See “Compensation Discussion and Analysis – Long-Term Equity Incentives” for a more detailed description of these awards.
(3)	Amounts represent time-based restricted stock units granted to each named executive officer under the 2012 Omnibus Incentive Plan in fiscal year 2015. See “Compensation Discussion and Analysis – Long-Term Equity Incentives” for a more detailed description of these awards.
(4)	Reflects the aggregate grant date fair value of the option and restricted stock unit awards granted, computed in accordance with FASB ASC Topic 718, excluding the effect of any estimated forfeitures. For more information on the underlying valuation assumptions used to calculate grant date fair values, see Notes 2 and 16 to Notes to Consolidated Financial Statements in our Annual Report on Form 10-K for fiscal year 2015. With respect to the performance-based restricted stock unit and option awards granted to our named executive officers during fiscal year 2015, the aggregate grant date fair value of such awards was determined based on the probable outcome of the performance conditions associated with such awards, which was determined to be the maximum level of performance.
(5)	Mr. Bajwa’s unexercised equity awards granted to him during fiscal year 2015 were cancelled in connection with his termination of employment.

Narrative Disclosure to Summary Compensation Table and Grants of Plan-Based Awards Table

Employment Agreements

Messrs. Croteau, McMullan, Dennehy and Murphy and Dr. Behfar each have an employment agreement with the Company. Mr. Bajwa had been party to an employment agreement prior to his termination of employment.

Under Mr. Croteau’s employment agreement, effective October 1, 2012, he is entitled to receive an annual base salary, which in fiscal year 2015 was $600,000, and is eligible to participate in the Company’s annual cash incentive program, with a target incentive in fiscal year 2015 of 100% of his annual salary and a maximum incentive in fiscal year 2015 of up to 200% of his annual salary, in each case subject to achievement of individual and Company performance targets.

Under Mr. McMullan’s employment agreement, effective January 2, 2014, he is entitled to receive an annual base salary, which in fiscal year 2015 was $328,879, and is eligible to participate in the Company’s annual cash incentive program, with a target incentive in fiscal year 2015 of 50% of his annual salary and a maximum incentive in fiscal year 2015 of up to 100% of his annual salary, in each case subject to achievement of individual and Company performance targets. Mr. McMullan is also entitled to receive relocation benefits in accordance with the Company’s policy up to a pre-established maximum amount.

Under Dr. Behfar’s employment agreement, effective December 15, 2014, he is entitled to receive an annual base salary, which in fiscal year 2015 was $275,000, and is eligible to participate in the Company’s annual cash incentive program, with a target incentive in fiscal year 2015 of 50% of his annual salary and a maximum incentive in fiscal year 2015 of up to 100% of his annual salary, in each case subject to achievement of individual and Company performance targets. He is also entitled to reimbursement of reasonable personal, legal, accounting and tax and financial planning expenses incurred by him in connection with the BinOptics Acquisition through June 30, 2015.

Under Mr. Dennehy’s employment agreement, effective October 1, 2013, he is entitled to receive an annual base salary, which in fiscal year 2015 was $330,000, and is eligible to participate in the Company’s annual cash incentive program, with a target incentive in fiscal year 2015 of 50% of his annual salary and a maximum incentive in fiscal year 2015 of up to 100% of his annual salary, in each case subject to achievement of individual and Company performance targets.

Under Mr. Murphy’s employment agreement, dated September 28, 2009, he is entitled to receive an annual base salary, which in fiscal year 2015 was $328,900, and is eligible to participate in the Company’s annual cash incentive program, with a target incentive in fiscal year 2015 of 50% of his annual salary and a maximum incentive in fiscal year 2015 of up to 100% of his annual salary, in each case subject to achievement of individual and Company performance targets.

2015 Outstanding Equity Awards at Fiscal Year-End Table

The following table sets forth the outstanding equity awards held by each of our named executive officers at October 2, 2015.

		Option Awards						Stock Awards
Name	Grant Date	Number of Securities Underlying Unexercised Options (#) Exercisable		Equity Incentive Plan Awards: Number of Securities Underlying Unexercised Options (#)		Unearned Option Exercise Price ($)	Option Expiration Date	Number of Shares or Units of Stock That Have Not Vested (#)		Market Value of Shares or Units of Stock That Have Not Vested ($) (1)		Equity Incentive Plan Awards: Number of Unearned Shares, Units or Other Rights That Have Not Vested (#)		Equity Incentive Plan Awards: Market or Payout Value of Unearned Shares, Units or Other Rights That Have Not Vested ($) (1)
John Croteau	04/29/2014	180,330	(2)	—		17.50	4/29/2024	—		—		—		—
	05/05/2015	—		100,000	(3)	33.66	5/5/2022	—		—		—		—
	04/22/2014	—		—		—	—	31,086	(4)	894,344		—		—
	04/23/2013	—		—		—	—	23,865	(5)	686,596		—		—
	05/05/2015	—		—		—	—	22,500	(6)	757,350	(6)	45,000	(7)	1,514,700	(7)
	05/05/2015	—		—		—	—	15,000	(8)	431,550		—		—
	10/01/2012	—		—		—	—	15,476	(9)	445,245		—		—
Robert McMullan	04/29/2014	30,000	(2)	—		17.50	4/29/2024	—		—		—		—
	09/03/2015	—		20,000	(10)	29.80	9/3/2022	—		—		—		—
	04/22/2015	—		—		—	—	7,862	(6)	270,925	(6)	15,724	(7)	541,849	(7)
	01/10/2014	—		—		—	—	19,018	(11)	547,148		—		—
	04/22/2014	—		—		—	—	15,603	(4)	448,898		—		—
	04/22/2015	—		—		—	—	5,241	(8)	150,784		—		—
		—		—		—	—	—		—		—		—
Alex Behfar	01/21/2015	—		—		—	—	12,235	(12)	352,001		—		—
	04/22/2015	—		—		—	—	4,190	(6)	144,387	(6)	8,380	(7)	288,775	(7)
	04/22/2015	—		—		—	—	4,190	(8)	120,546		—		—
Robert Dennehy	01/04/2010	18,125	(13)	—		0.64	1/4/2017	—		—		—		—
	04/29/2014	40,000	(2)	—		17.50	4/29/2024	—		—		—		—
	04/22/2015	—		25,000	(3)	34.46	4/22/2022	—		—		—		—
	04/23/2013	—		—		—	—	7,682	(5)	221,011		—		—
	04/22/2014	—		—		—	—	12,879	(4)	370,529		—		—
	04/22/2015	—		—		—	—	6,961	(6)	239,876	(6)	13,922	(7)	479,752	(7)
	04/22/2015	—		—		—	—	4,641	(8)	133,522		—		—
Michael Murphy	04/22/2015	—		10,000	(3)	34.46	4/22/2022	—		—		—		—
	04/22/2015	—		—		—	—	7,863	(6)	270,959	(6)	15,726	(7)	541,918	(7)
	05/03/2012	—		—		—	—	4,347	(9)	125,063		—		—
	04/23/2013	—		—		—	—	11,978	(5)	344,607		—		—
	04/22/2014	—		—		—	—	15,603	(4)	448,898		—		—
	04/22/2015	—		—		—	—	5,242	(8)	150,812		—		—
Najabat Bajwa	02/10/2012	6,688	(14)	—		19.45	2/10/2022	—		—		—		—
	04/28/2011	6,782	(14)	—		27.04	4/28/2019	—		—		—		—

(1)	Amounts based on the fair market value of our common stock of $28.77 per share, which was the closing price of our common stock on October 2, 2015 as reported on NASDAQ.
(2)	Represents a stock option award that vested on January 23, 2015, the date on which our common stock first achieved a closing price of $32.55 per share as reported on NASDAQ.
(3)	Represents a stock option grant that will vest in whole or in part upon achievement of certain revenue and non-GAAP gross margin performance targets in any four consecutive fiscal quarters completed during the term of the stock option, provided that the named executive officer remains in continuous service with us through each vesting date.

(4)	Represents a restricted stock unit grant which vests in equal annual installments May 15, 2016, May 15, 2017 and May 15, 2018, provided that the named executive officer remains in continuous service with us through each vesting date.
(5)	Represents a restricted stock unit grant which vests in equal annual installments on May 15, 2016 and May 15, 2017, provided that the named executive officer remains in continuous service with us through each vesting date.
(6)	Represents performance-based restricted stock units that were earned based on fiscal year 2015 Adjusted EPS growth and that remain subject to time-based vesting conditions. These units will vest on May 15, 2016, provided that the named executive officer remains in continuous service with us through each vesting date.
(7)	Represents a performance-based restricted stock unit grant that is eligible to vest based on Adjusted EPS growth. One tranche of the award was eligible to vest based on fiscal year 2015 performance (see footnote (6) above). One tranche of the award is eligible to vest based on performance during fiscal years 2015–2016 and the other based on performance during fiscal years 2015–2017. To the extent earned based on performance, the 2015–2016 fiscal year tranche will vest on May 15, 2017 and the 2015–2017 fiscal year tranche will vest on May 15, 2018, provided that the named executive officer remains in continuous service with us through each vesting date. Based on the level of achievement in fiscal year 2015, the number of shares reported in the table has been calculated assuming that maximum performance is achieved with respect to future fiscal years and that 300% of each remaining tranche of the target award is earned.
(8)	Represents a restricted stock unit grant which vests in equal annual installments on May 15, 2016, May 15, 2017, May 15, 2018 and May 15, 2019, provided that the named executive officer remains in continuous service with us through each vesting date.
(9)	Represents a restricted stock unit grant which vests on May 15, 2016, provided that the named executive officer remains in continuous service with us through each vesting date
(10)	Represents a stock option grant that will vest if the closing price of our common stock equals or exceeds $63.60 per share for a period of three consecutive trading days, provided that Mr. McMullan remains in continuous service with us through the vesting date.
(11)	Represents a restricted stock unit grant which vests as follows: (i) 12,677 restricted stock units vest on May 15, 2016 and (ii) 6,341 restricted stock units vest on May 15, 2017, provided that Mr. McMullan remains in continuous service with us through each vesting date.
(12)	Represents a restricted stock unit grant which vests as follows: (i) 4,893 restricted stock units vest on May 15, 2016, (ii) 4,893 restricted stock units vest on May 15, 2017 and (iii) 2,449 restricted stock units vest on May 15, 2018, provided that Dr. Behfar remains in continuous service with us through each vesting date.
(13)	Represents stock options that became fully vested on April 1, 2013.
(14)	Represents stock options that became fully vested on December 18, 2013 in connection with the Mindspeed Acquisition. Upon termination of his employment with us, Mr. Bajwa had a period of time to exercise these options through November 17, 2015, at which time any unexercised options were cancelled.

2015 Option Exercises and Stock Vested Table

The following table sets forth information for each of our named executive officers regarding stock options exercised and stock awards vested during the fiscal year ended October 2, 2015.

	Option Awards		Stock Awards
Name	Number of Shares Acquired on Exercise (#)	Value Realized on Exercise ($)	Number of Shares Acquired on Vesting (#)	Value Realized on Vesting ($) (1)
John Croteau	—	—	69,055	2,394,022
Robert McMullan	—	—	17,877	628,198
Alex Behfar	—	—	1,631	57,313
Robert Dennehy	10,000	338,020	13,119	466,977
Michael Murphy	23,280	429,063	11,190	393,217
Najabat Bajwa	4,682	52,081	14,708	516,839

(1)	For stock awards, the value realized is based on the closing price of our common stock on the vesting date.

Pension Benefits

We currently do not (and did not in fiscal year 2015) sponsor any defined benefit pension or other actuarial plan in which our named executive officers participate.

Nonqualified Deferred Compensation

We currently do not (and did not in fiscal year 2015) maintain any nonqualified defined contribution or other deferred compensation plan or arrangement for our named executive officers.

Potential Payments upon Termination or Change in Control

Messrs. Croteau and Murphy are parties to employment agreements with the Company that provide for payments upon an involuntary termination of employment by the Company other than “cause” (as described in each respective named executive officer’s employment agreement) and upon a termination of employment by the executive for “good reason” (as defined in each respective named executive officer’s employment agreement). Pursuant to Mr. Croteau’s employment agreement, if his employment is terminated under the circumstances described above, he would be entitled to receive continued monthly base salary and reimbursements of the Company’s portion of medical and dental benefit premiums (subject to certain conditions) for twelve months following termination, a prorated annual bonus for the year of termination, based on actual performance, and twelve months’ accelerated vesting credit for any outstanding equity awards. In addition, Mr. Croteau’s equity awards would remain exercisable for one year following termination of employment. Pursuant to Mr. Murphy’s employment agreement, if his employment is terminated under the circumstances described above, he would be entitled to receive continued monthly base salary and reimbursement of the Company’s portion of medical and dental benefit premiums (subject to certain conditions) for six months. Each of Mr. Croteau and Mr. Murphy will be subject to non-competition and non-solicitation restrictions for the period during which he is entitled to receive salary continuation.

In addition, at the end of fiscal 2014, we adopted a change in control plan (the “CIC Plan”) in which each of our named executive officers other than our Senior Vice President and General Manager, Photonic Solutions, is currently a participant, and which provides that:

•

immediately prior to a “change in control” (as defined in the CIC Plan), subject to the terms and conditions contained in the CIC Plan, any performance-based equity awards held by a participant (other than certain stock options as set forth in the CIC Plan) will be earned at 200% of target and converted into restricted stock units that will become vested and payable upon completion of the applicable performance period and any further service-based vesting period relating to such award, subject to the participant’s continued employment;

•

if a change in control occurs and a participant’s employment is terminated by us without “cause” (as defined in the CIC Plan) or a participant resigns from employment with us for “good reason” (as defined in the CIC Plan) within the one-year period following the change in control, the participant will be entitled to the following payments and benefits:

•

twelve (12) months of the participant’s monthly base salary, as in effect immediately prior to the change in control (and as may have been increased after the date of a change in control), plus up to $25,000;

•

one hundred percent (100%) of the participant’s target annual bonus, as in effect immediately prior to the change in control (and as may have been increased after the date of the change in control); and

•	full vesting of any time-vesting equity awards held by the participant (including the restricted stock units earned as a result of the conversion of performance-based equity awards).

We will make an additional lump-sum cash payment to a CIC Plan participant if the participant becomes subject to an excise tax under Section 4999 of the Code as a result of any payment or benefit made or provided under the CIC Plan, either alone or when aggregated with any other payments or benefits. The net result of the additional payment will be to place the participant in the same after-tax position as if the excise tax had not been imposed.

In the event that a participant has an existing agreement with us relating to the participant’s potential rights to severance pay, equity acceleration or benefits specifically arising from or in respect of a change in control, such rights shall be deemed completely replaced and superseded by the rights of the participant under the CIC Plan with respect to any change in control occurring during the term of the CIC Plan, but such agreement otherwise remains enforceable and in full force and effect.

In addition to the benefits provided by the CIC Plan, our performance-vesting options generally become fully vested and exercisable immediately prior to a change in control.

Under the Retention Plan, if Mr. Behfar’s employment is terminated without cause or for good reason or due to his death or disability (as such terms are defined in the Retention Plan), upon such termination he will be entitled to receive the then unpaid portion of the retention bonuses payable to him under such plan.

A summary of the potential payments that each of our named executive officers would have received upon the occurrence of these events, assuming that each triggering event occurred on October 2, 2015 and assuming the CIC Plan was in effect as of the end of fiscal year 2015 for each named executive officer other than our Senior Vice President and General Manager, Photonic Solutions, is set forth below.

The employment of our former Senior Vice President and General Manager, High-Performance Analog, terminated in August 2015. Pursuant to his employment agreement with the Company, he received, subject to the execution of a release of claims, continuation of his monthly base salary and subsidized health benefit continuation coverage for twelve months following termination of employment, accrued but unpaid vacation and certain outplacement services. The aggregate value of the severance payments and benefits provided to Mr. Bajwa is $430,292.

	Involuntary Termination for Other than Cause (1)				Involuntary Termination within 12 Months After a Change of Control (2)
Name	Severance ($)	Health/Life Insurance Benefits ($)	Restricted Stock/Option Awards ($) (3)	Total ($)	Severance ($)	Health/Life Insurance Benefits ($)	Restricted Stock/Option Awards ($) (3)	Excise Tax ($) (4)	Total ($)
John Croteau (5)	600,000	18,180	1,841,870	2,028,500	1,225,000	—	3,752,385	—	4,977,385
Robert McMullan	—	—	—	—	518,319	—	1,599,209	—	2,117,528
Dr. Alex Behfar (6)	6,388,563	—	—	3,305,000	6,388,563	—	—	—	—
Robert Dennehy	—	—	—	—	520,000	—	1,125,597	—	1,645,597
Michael Murphy (7)	164,450	5,411	—	169,861	518,350	—	1,521,818	—	2,040,168

(1)	“Involuntary Termination” as used in this column includes involuntary termination without cause or a voluntary termination with good reason, as and to the extent provided for in each named executive officer’s employment arrangement.
(2)	All amounts listed beneath this heading represent benefits potentially payable under the above-described CIC Plan. Dr. Behfar is not eligible to participate in this plan.
(3)	Amounts based on the fair market value of our common stock of $28.77 per share, which was the closing price of our common stock on October 2, 2015 as reported on the Nasdaq Stock Market.
(4)	The Company has assumed that no executive would be entitled to a gross-up if a change in control had occurred on October 2, 2015. Any actual entitlement will be based on the facts and circumstances that exist at the time of a change in control or a subsequent termination of employment.
(5)	All amounts listed for Mr. Croteau beneath the “Involuntary Termination” heading represent benefits potentially payable pursuant to his employment agreement, as described above.
(6)	All amounts listed for Dr. Behfar represent the unpaid portion of the retention bonuses payable to him under the Retention Plan, as described above.
(7)	All amounts listed for Mr. Murphy beneath the “Involuntary Termination” heading represent benefits potentially payable pursuant to his employment agreement, as described above.

PROPOSAL 2: ADVISORY VOTE ON THE COMPENSATION OF OUR NAMED EXECUTIVE OFFICERS

Pursuant to Section 14A of the Exchange Act, we are asking our stockholders to vote to approve, on a nonbinding, advisory basis, the compensation of our named executive officers as disclosed in this Proxy Statement, commonly referred to as the “say-on-pay” vote. In accordance with Exchange Act requirements, we are providing our stockholders with an opportunity to express their views on our named executive officers’ compensation for fiscal year 2015, as disclosed in this Proxy Statement. The Company currently intends to submit the named executive officers’ compensation to an advisory vote at its Annual Meeting of Stockholders every three years, consistent with the advisory vote of the stockholders at the Company’s 2013 Annual Meeting of Stockholders. Although this advisory vote is nonbinding, our board of directors and compensation committee will review and consider the voting results when making future decisions regarding our named executive officer compensation and related executive compensation programs.

As described in more detail in the Compensation Discussion and Analysis, our executive compensation program is designed to:

•	attract and retain the best executive talent;

•	motivate our executives to achieve our financial and business goals; and

•	align our executives’ interests with those of our stockholders to drive increased stockholder value.

We encourage stockholders to read the Compensation Discussion and Analysis beginning on page 17 of this Proxy Statement, which describes the processes our compensation committee used to determine the structure and amounts of the compensation of our named executive officers in fiscal year 2015 and how our executive compensation philosophy, policies and procedures operate and are designed to achieve our compensation objectives. The compensation committee and our board of directors believe that our executive compensation strikes the appropriate balance between utilizing responsible, measured pay practices and effectively incentivizing our named executive officers to dedicate themselves fully to value creation for our stockholders.

The board of directors recommends that stockholders indicate their support for the compensation of our named executive officers. The vote on this resolution is not intended to address any specific element of compensation but rather the overall named executive officer compensation program as described in this Proxy Statement.

Accordingly, we ask our stockholders to vote on the following resolution at the Annual Meeting:

“RESOLVED, that the stockholders approve, on an advisory basis, the compensation of our named executive officers, as disclosed pursuant to Item 402 of Regulation S-K, including the Compensation Discussion and Analysis, the compensation tables and any other related disclosure in this Proxy Statement.”

The Board of Directors Recommends an Advisory Vote “FOR”

the Approval of the Compensation of our Named Executive Officers.

PROPOSAL 3: RATIFICATION OF THE APPOINTMENT OF DELOITTE & TOUCHE LLP AS

OUR INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

The audit committee has appointed Deloitte & Touche LLP as our independent registered public accounting firm for the fiscal year ending September 30, 2016. Deloitte & Touche LLP has served as our independent public accounting firm since fiscal year 2010. We expect that representatives of Deloitte & Touche LLP will be present at the Annual Meeting, will have an opportunity to make a statement if they so desire, and will be available to respond to appropriate questions.

Our board of directors is submitting the appointment of Deloitte & Touche LLP to our stockholders for ratification as a matter of corporate practice. If our stockholders fail to ratify the appointment, the audit committee may reconsider whether to retain Deloitte & Touche LLP. Even if the selection is ratified, the audit committee in its discretion may direct the appointment of a different independent registered public accounting firm at any time during the year if it determines that such a change would be in the best interests of us and our stockholders.

The following table provides information regarding the fees billed by Deloitte & Touche LLP for the fiscal years ended October 2, 2015 and October 3, 2014. All services provided by, and fees paid to, Deloitte & Touche LLP as described below were pre-approved by the audit committee in accordance with the audit committee pre-approval policy set forth below.

	Fiscal Year 2015	Fiscal Year 2014
Audit Fees	$2,062,622	$1,636,926
Audit-Related Fees	1,918	6,317
Tax Fees	338,652	561,445
All Other Fees	2,000	2,000

Total	$2,405,192	$2,206,688

Audit Fees

This category includes the aggregate fees pertaining to fiscal years 2015 and 2014 for audit services provided by the independent registered public accounting firm or its affiliates, including for the audits of our annual consolidated financial statements, reviews of each of the quarterly financial statements included in our Quarterly Reports on Form 10-Q, foreign statutory audits as well as for services rendered in connection with our Form S-3 filing related to the Offering in fiscal year 2015 and our Form 8-K filings related to our acquisitions in fiscal years 2015 and 2014.

Audit-Related Fees

Audit-related fees pertaining to fiscal years 2015 and 2014 include fees for services provided to our foreign subsidiaries relating to audits of government grant programs.

Tax Fees

This category includes the aggregate fees pertaining to fiscal years 2015 and 2014 for professional tax services provided by the independent registered public accounting firm or its affiliates, including for tax compliance and tax advice.

All Other Fees

Other fees include fees to the independent registered public accounting firm or its affiliates for annual subscriptions to online accounting and tax research software applications and data.

Audit Committee Review and Pre-Approval of Independent Registered Public Accounting Firm’s Services

Our audit committee’s policy is to pre-approve all audit and non-audit services (including the fees and terms thereof) to be performed by our independent registered public accounting firm. This policy is set forth in the charter of the audit committee, which is available at http://ir.macom.com/documents.cfm. The audit committee also considered whether the non-audit services rendered by Deloitte & Touche LLP were compatible with maintaining Deloitte & Touche LLP’s independence as the independent registered public accounting firm of our financial statements and concluded that they were.

The Board of Directors Recommends a Vote “FOR” the Ratification of the Appointment of Deloitte & Touche LLP as our Independent Registered Public Accounting Firm for the Fiscal Year Ending September 30, 2016.

PROPOSAL 4: APPROVAL OF OUR 2012 OMNIBUS INCENTIVE PLAN (AS AMENDED AND RESTATED)

In 2012, prior to our initial public offering, the board of directors adopted and our stockholders approved the M/A-COM Technology Solutions Holdings, Inc. 2012 Omnibus Incentive Plan. This plan provides for the grant of equity and cash-based incentive compensation awards for our directors, executive officers, key employees and other employees who are in a position to contribute to our success and other service providers. We believe that the use of equity and cash-based awards attracts, retains and motivates our directors, executive officers and other employees and service providers and serves to align their long-term interests with those of our shareholders. On January 7, 2016, the board of directors adopted an amended and restated 2012 Omnibus Incentive Plan (this plan, as amended and restated, the “2012 Plan”) and the board of directors is now asking shareholders to approve this plan.

As more fully described below, the board of directors is asking shareholders to approve the 2012 Plan so that we will have the ability, if desired, to grant awards under the plan that are not subject to special tax rules that may limit their deductibility. As a newly public company, we were able to take advantage of a transition period available to us following our initial public offering during which we were generally not subject to this limitation. However, because this transition period expires at the annual meeting, if our shareholders do not approve the 2012 Plan, these rules may limit the deductibility of equity awards we grant in 2016 and future years.

The 2012 Plan has also been amended to include individual limits on stock-based awards that may be granted to non-employee directors under this plan. In addition, the 2012 Plan has been amended to provide for the automatic grant of equity-based awards to eligible non-employee directors annually and upon their initial appointment or election to the board of directors, as applicable, as further described below. The material terms of the 2012 Plan are described under “Summary of the Material Terms of the 2012 Plan.”

There has been no amendment to the 2012 Plan to increase the number of shares that may be issued under it and we are not asking shareholders to approve any increase in the number of shares that may be issued under the 2012 Plan.

Reasons for Seeking Shareholder Approval

Section 162(m) of the Code generally provides that compensation provided by a publicly-held corporation to its “covered employees” (the corporation’s chief executive officer or any of its three most highly paid named executive officers (other than its chief executive officer or chief financial officer)) is not deductible by the corporation for U.S. federal income tax purposes for any taxable year to the extent it exceeds $1 million. This limitation does not apply to compensation that qualifies as exempt performance-based compensation by meeting certain requirements under Section 162(m) of the Code, including the requirement that the material terms of the related performance goals be disclosed to and approved by the corporation’s stockholders not less frequently than every five years. Under Section 162(m) of the Code, the material terms include the class of eligible employees, a description of the business criteria on which the performance goals may be based and the maximum amount that can be paid to any participant for a specified period. For the 2012 Plan, these terms are described below under “Eligibility,” “Annual Individual Limits” and “Performance Criteria.” Although shareholder approval is one of the requirements for exemption under Section 162(m) of the Code, even with shareholder approval, there can be no guarantee that compensation will be treated as exempt performance-based compensation under Section 162(m) of the Code.

Since our initial public offering in 2012, certain compensation payable to our covered employees has not been subject to the deduction limitation under Section 162(m) due to a special transition rule for corporations that go public through an initial public offering. However, since the reliance period under that transition rule expires at the annual meeting, the relief afforded by the transition rule will cease to be available to us and, to the extent we provide compensation in excess of $1 million to our covered employees, such amounts will generally be deductible, if at all, only if such amounts qualify as exempt performance-based compensation under Section 162(m) of the Code.

The board of directors believes that long-term incentive compensation awards, including equity-based awards, provide a critical incentive for our directors, executive officers, key employees and other employees who are in a position to contribute to our success and other service providers to join and remain with the Company, to motivate them to help achieve our corporate objectives and to align their interests with those of our shareholders. The board of directors also believes that setting meaningful limits on annual equity-based director compensation is in the best interest of the Company and its shareholders.

If shareholders do not approve this Proposal 4, the Company will continue to make awards under the 2012 Plan, but we will not be able to grant awards that are intended to qualify as exempt performance-based compensation under Section 162(m) of the Code. We believe that approval of Proposal 4 is in the best interest of all our shareholders, as it has the effect of enabling the Company to grant awards that are not subject to limitations on their deductibility for tax purposes and, to the extent these awards are granted by the Company, any such tax deductions can positively impact the Company’s profitability, which is in the interest of all our shareholders. As discussed above in “Tax and Accounting Considerations” in “Compensation Discussion and Analysis,” even if shareholders do approve the material terms under the 2012 Plan, the compensation committee will continue to have authority to (and, in its sole discretion, may) provide for equity and cash awards under the 2012 Plan that are not exempt from the limits on deductibility under Section 162(m) of the Code.

Summary of the Material Terms of the 2012 Plan

A copy of the 2012 Plan is attached as Exhibit A to this proxy statement, and we urge shareholders to read it in its entirety. The following description of certain features of the 2012 Plan is qualified in its entirety by reference to the full text of the plan.

Purpose. The purpose of the 2012 Plan is to attract, retain and motivate our employees, officers, directors, consultants, agents, advisors and independent contractors by providing them with the opportunity to acquire an equity interest in the Company and align their interests to the long-term interests of our stockholders.

Plan Administration. The 2012 Plan is administered by the compensation committee of the board of directors, who has the authority to, among other things, interpret the 2012 Plan and awards granted thereunder, select persons who will be granted awards, determine the terms and conditions of awards under the 2012 Plan, and to do all things necessary desirable for the administration of the 2012 Plan. The Committee’s determinations under the 2012 Plan are conclusive and binding.

Term. No awards will be made after January 27, 2022 but previously granted awards may continue beyond that date in accordance with their terms.

Authorized Shares. Subject to adjustment, the 2012 Plan initially authorized the issuance of 4,500,000 shares of our common stock, plus up to 6,000,000 additional shares that were available for issuance under the Company’s Amended and Restated 2009 Omnibus Stock Plan (the “Prior Plan”) as of our initial public offering and either were available for issuance and not then issued or subject to awards that subsequently ceased to be subject to such awards (other than by reason of exercise or settlement of the awards in vested or nonforfeitable shares). The number of shares authorized under the 2012 Plan automatically increases on the first day of each fiscal year by the least of (i) 4.0% of our outstanding common stock on a fully diluted basis as of the end of our immediately preceding fiscal year, (ii) 1,900,000 shares and (iii) a lesser amount determined by the board of directors. Shares of common stock are not counted as used under the 2012 Plan unless and until they are actually issued. Shares issued under the 2012 Plan will be authorized and unissued shares or treasury shares. The following shares will be available again for issuance under the 2012 Plan:

•	shares subject to awards that lapse, expire, terminate or are canceled prior to the issuance of the underlying shares;

•	shares subject to awards that are subsequently forfeited to or otherwise reacquired by us;

•	shares withheld by or tendered to us as payment for the purchase price of an award or to satisfy tax withholding obligations related to an award; and

•	shares subject to an award that is settled in cash or in another manner where some or all of the shares covered by the award are not issued.

Awards granted on assumption of or in substitution for previously granted awards by an acquired company will not reduce the number of shares authorized for issuance under the 2012 Plan.

Annual Individual Limits. The maximum number of shares for which options may be granted and the maximum number of shares of stock subject to stock appreciation rights (“SARs”) that may be granted to any person in any fiscal year of the Company under the 2012 Plan is, in each case, 2,400,000 shares. The maximum number of shares subject to other awards that are denominated in stock that may be granted to any person in any fiscal year of the Company is 2,400,000 shares. The maximum dollar amount payable to any person in any fiscal year of the Company with respect to cash awards is $10,000,000.

Annual Non-Employee Director Limits. In addition to the individual limits described above, in the case of a non-employee director, an additional limit applies such that the maximum grant-date fair value of equity awards granted under the 2012 Plan to a non-employee director in any fiscal year of the Company during any part of which the director is then eligible is $600,000, except that such limit for a non-employee chairman of the board of directors or lead director is $800,000, in each case, computed in accordance with FASB ASC Topic 718 (or any successor provision).

Eligibility. Awards may be granted under the 2012 Plan to our key employees and other employees who are in a position to the contribute to our success, officers, directors, consultants, agents, advisors and independent contractors and those of our subsidiaries and other related companies. Non-employee directors are not eligible to receive cash awards under the 2012 Plan. As of January 1, 2016, we estimate that approximately 500 employees, 5 directors and 15 consultants, agents, advisors and independent contractors would be eligible to participate in the 2012 Plan. As of January 4, 2016, the closing price of a share of our common stock was $39.50.

Types of Awards. The 2012 Plan provides for grants of options, SARs, restricted and unrestricted stock and stock units, performance awards, cash awards and other awards convertible into or otherwise based on shares of our common stock. Dividend equivalents may also be provided in connection with awards under the 2012 Plan. Awards may be settled in shares of our common stock, in cash, in a combination of common stock and cash or in other property.

•

Stock Options. The compensation committee may grant either incentive stock options intended comply with Section 422 of the Code (“ISOs”), or nonqualified stock options. The exercise price of stock options granted under the 2012 Plan must not be less than 100% of the fair market value of our common stock on the date of grant (110% in the case of certain ISOs), except in the case of certain substituted or assumed awards. Stock options have a maximum term of ten years from the date of grant, subject to earlier termination following a participant’s termination of employment or service relationship with us.

•

Stock Appreciation Rights. The committee may grant SARs as a right in tandem with the number of shares underlying stock options granted under the 2012 Plan or as a freestanding award. Upon exercise, SARs entitle the holder to the right to receive payment per share in stock or cash, or in a combination of stock and cash, equal to the excess of the share’s fair market value on the date of exercise over the grant price of the SAR. The grant price of a tandem SAR is equal to the exercise price of the related stock option and the grant price of a freestanding SAR is determined by the committee in accordance with the procedures described above for stock options. Exercise of a SAR issued in tandem with a stock option will reduce the number of shares underlying the related stock option to the extent of the SAR exercised. The term of a stand-alone SAR cannot be more than ten years, and the term of a tandem SAR cannot exceed the term of the related option.

•

Stock Awards, Restricted Stock and Stock Units. The compensation committee may grant awards of shares of common stock, or awards denominated in units of common stock, under the 2012 Plan. These awards may be made subject to repurchase or forfeiture restrictions at the committee’s discretion. The restrictions may be based on continuous service with us or the achievement of specified performance criteria, as determined by the committee.

•

Performance Awards. The committee may grant performance awards in the form of performance shares, performance units or cash awards. Performance shares are units valued by reference to a designated number of shares of common stock, and performance units are units valued by reference to a designated amount of property other than shares of common stock. Both types of awards may be payable in stock, cash or other property, or a combination thereof, upon the attainment of performance criteria and other terms and conditions as established by the committee. Performance awards, including cash awards designated as performance awards, may be granted as awards intended to qualify as exempt performance-based compensation under Section 162(m) of the Code and as awards that are not intended to so qualify.

•	Other Stock or Cash-Based Awards. The committee may grant other incentives payable in cash or in shares of common stock, subject to terms and conditions determined by the committee.

Automatic Director Awards. The 2012 Plan provides that each non-employee director who does not beneficially own more than 25% of our common stock (an “Outside Director”) who is first elected or appointed to the board of directors on or after January 7, 2016 will automatically be granted on the first business day following the date of such election or appointment a restricted stock unit award (or, upon the director’s request, a restricted stock award) having a grant date value of $170,000. This award will vest in three equal installments over the three calendar years immediately following the calendar year of its grant, on whichever of February 15, May 15, August 15 or November 15 is soonest to follow such grant date. Each Outside Director will automatically be granted on the first business day following the date of each annual meeting of shareholders occurring on or after January 7, 2016 a restricted stock unit award (or, upon the director’s request, a restricted stock award) having a grant date value of $130,000. This award will vest in full on February 15 of the calendar year immediately following the calendar year of its grant date. Each Outside Director who is first elected or appointed to the board of directors on or after January 7, 2016 and on a date following the date of the annual meeting for the calendar year of such election or appointment will automatically be granted on the first business day following the date of such election or appointment a restricted stock unit award (or, upon the director’s request, a restricted stock award) having a grant date value equal to $130,000 pro-rated based on the number of calendar days remaining in the calendar year following such appointment or election. This award will vest in full on the first February 15 following its grant date.

Vesting. The compensation committee has the authority to determine the vesting schedule applicable to each award, and to modify or accelerate the vesting or exercisability of any award.

Termination of Employment or Service. The compensation committee determines the effect of termination of employment or service on an award.

Performance Criteria. The 2012 Plan provides that grants of performance awards may be made subject to achieving “performance criteria” over a specified performance period. Performance criteria with respect to those awards that are intended to qualify as “performance-based compensation” for purposes of Section 162(m) of the Code are limited to an objectively determinable measure of performance relating to any or any combination of the following (measured either absolutely or comparatively (including, without limitation, by reference to an index or indices or a specified peer group or other group of companies) and determined either on a gross, net or consolidated basis or, as the context permits, on a divisional, subsidiary, product line, line of business, project or geographical basis or any combinations thereof and subject to such adjustments, if any, as the Committee specifies, consistent with the requirements of Section 162(m)): sales; revenues; assets; expenses; earnings before or after deduction for all or any portion of interest, taxes, depreciation, amortization or equity expense, whether or not on a continuing operations or an aggregate or per share basis; return on equity, investment, capital, capital employed or assets; one or more operating ratios; operating income or profit, including on an after tax basis; borrowing levels, leverage ratios or credit rating; market share; capital expenditures; research and development expenditures; cash flow; margins; stock price; stockholder return; sales of particular products or services; product launches; customer acquisition or retention; acquisitions and divestitures (in whole or in part); joint ventures and strategic alliances; spin-offs, split-ups and the like; reorganizations; or recapitalizations, restructurings, financings (issuance of debt or equity) or refinancings.

Performance criteria and any targets with respect thereto need not be based upon an increase, a positive or improved result or avoidance of loss and may be based on GAAP, non-GAAP or other metrics. Provided that the compensation committee has specified performance criteria that is intended to qualify an award under the performance-based compensation exception under Section 162(m) of the Code, the compensation committee may specify other performance goals or criteria (whether or not noted above) as a basis for its exercise of negative discretion with respect to the award.

To the extent consistent with the requirements for satisfying the performance-based compensation exception under Section 162(m) of the Code, the compensation committee may provide, in the case of any award intended to qualify for such exception that one or more of the performance criteria applicable to an award will be adjusted in an objectively determinable manner to reflect events (for example, the impact of charges for restructurings, discontinued operations, mergers, acquisitions, or other items and the cumulative effects of tax or accounting changes or other objective events or adjustments) occurring during the performance period of such award that affect the applicable performance criteria.

Transferability. Awards under the 2012 Plan generally may not be transferred except by will or by the laws of descent and distribution or to a qualified beneficiary. The compensation committee may permit the assignment or transfer of awards subject to the terms and conditions that the compensation committee may specify.

Change in Control or Liquidation. Under the 2012 Plan, unless otherwise provided in the award or in another written agreement with a participant, in the event of a change in control (as defined in the 2012 Plan):

•

outstanding awards that are subject to employment or service-based vesting will become fully vested and exercisable or payable, and all applicable restrictions or forfeiture provisions will lapse, immediately prior to the change in control, if and to the extent the awards are not converted, assumed, substituted for or replaced by a successor company;

•

performance awards and other awards that are subject to vesting based on the achievement of specified performance goals and that are earned and outstanding as of the change in control will be payable in full in accordance with the payment schedule set forth in the award; and

•	involving certain mergers, consolidations or sales of common stock or assets, the compensation committee, in its discretion, may provide that a participant’s outstanding awards will be cashed out.

If the Company dissolves or liquidates, unless the compensation committee determines otherwise, outstanding awards will terminate immediately prior to such dissolution or liquidation.

Adjustment. In the event of certain corporate transactions (including, but not limited to, a stock dividend, stock split, spin-off, combination or exchange of shares, recapitalization, merger or consolidation) or other change in the Company’s corporate or capital structure, the compensation committee will make proportional adjustments to the maximum number and kind of securities available for issuance under the 2012 Plan, the maximum number of shares that may be granted in respect of ISOs, the annual individual limits and the number and kind of securities subject to awards and the per share price of such securities.

Amendment and Termination. The board of directors or the compensation committee may amend, suspend or terminate the 2012 Plan or outstanding awards issued thereunder at any time except that the board of directors or the compensation committee will generally not be able alter the terms of an award if it would materially adversely affect a participant’s rights under the award without the participant’s consent. Stockholder approval will be required for any amendment to the extent such approval is required by law, including the Code or applicable stock exchange requirements.

Federal Income Tax Consequences under the 2012 Plan

The following is a summary of some of the material U.S. federal income tax consequences associated with the grant and exercise of certain awards under the 2012 Plan under current U.S. federal tax laws and certain other tax considerations associated with awards under the 2012 Plan as of the date hereof. The summary does not address tax rates or non-U.S. or U.S. state or local tax consequences, nor does it address employment-tax or other U.S. federal tax consequences, except as noted.

ISOs. In general, a participant realizes no taxable income upon the grant or exercise of an ISO. However, the exercise of an ISO may result in an alternative minimum tax liability to the participant. With some exceptions, a disposition of shares purchased pursuant to an ISO within two years from the date of grant or within one year after exercise produces ordinary income to the participant (and generally a deduction to the Company) equal to the value of the shares at the time of exercise less the exercise price. Any additional gain recognized in the disposition is treated as a capital gain for which the Company is not entitled to a deduction. If the participant does not dispose of the shares until after the expiration of these one and two-year holding periods, any gain or loss recognized upon a subsequent sale of shares purchased pursuant to an ISO is treated as a long-term capital gain or loss for which the Company is not entitled to a deduction.

NSOs. In general, a participant has no taxable income upon the grant of an NSO but realizes income in connection with the exercise of the NSO in an amount equal to the excess (at the time of exercise) of the fair market value of the shares acquired upon exercise over the exercise price. A corresponding deduction is generally available to the Company. Upon a subsequent sale or exchange of the shares, any recognized gain or loss is treated as a capital gain or loss for which the Company is not entitled to a deduction.

SARs. The grant of a SAR does not itself result in taxable income, nor does taxable income result merely because a SAR becomes exercisable. In general, a participant who exercises a SAR for shares of stock or receives payment in cancellation of a SAR will have ordinary income equal to the amount of any cash and the fair market value of any stock received. A corresponding deduction is generally available to the Company.

Restricted Stock. A participant who is awarded or purchases shares subject to a substantial risk of forfeiture generally does not have income until the risk of forfeiture lapses. When the risk of forfeiture lapses, the participant has ordinary income equal to the excess of the fair market value of the shares at that time over the purchase price, if any, and a corresponding deduction is generally available to the Company in the same year that the participant recognizes income. However, a participant may make an election under Section 83(b) of the Code to be taxed on restricted stock when it is acquired rather than later, when the substantial risk of forfeiture lapses. A participant who makes an effective 83(b) election will realize ordinary income equal to the fair market value of the shares as of the time of acquisition less any price paid for the shares. A corresponding deduction will generally be available to the Company. If a participant makes an effective 83(b) election, no additional income results by reason of the lapsing of the restrictions.

For purposes of determining capital gain or loss on a sale of shares awarded under the 2012 Plan, the holding period in the shares begins when the participant recognizes taxable income with respect to the transfer. The participant’s tax basis in the shares equals the amount paid for the shares plus any income realized with respect to the transfer. However, if a participant makes an effective 83(b) election and later forfeits the shares, the tax loss realized as a result of the forfeiture is limited to the excess of what the participant paid for the shares (if anything) over the amount (if any) realized in connection with the forfeiture.

Unrestricted Stock. A participant who purchases or is awarded unrestricted stock generally has ordinary income equal to the excess of the fair market value of the shares at that time over the purchase price, if any, and a corresponding deduction is generally available to the Company in the same year that the participant recognizes income. A participant who purchases or is awarded restricted stock has income as described in the preceding paragraph.

Restricted Stock Units. The grant of a restricted stock unit does not itself generally result in taxable income. Participants are generally taxed upon settlement (and a corresponding deduction is generally available to the Company) of a restricted stock unit, unless he or she has made a proper election to defer the receipt of the shares (or cash if the award is cash settled) under Section 409A of the Code. If the shares delivered are restricted for tax purposes, the participant will instead be subject to the rules described above for restricted stock.

Section 162(m). Stock options, SARs, Restricted Stock Units and certain performance awards under the 2012 Plan are generally intended to be exempt or eligible for exemption from the deductibility limits of Section 162(m). However, as discussed above, the Committee will have discretionary authority to provide compensation that is not exempt from the limits on deductibility under Section 162(m).

Certain Change of Control Payments. Under Section 280G of the Code, the vesting or accelerated exercisability of options or the vesting and payments of other awards in connection with a change of control of a corporation may be required to be valued and taken into account in determining whether participants have received compensatory payments, contingent on the change in control, in excess of certain limits. If these limits are exceeded, a substantial portion of amounts payable to the participant, including income recognized by reason of the grant, vesting or exercise of awards may be subject to an additional 20% federal tax and may be non-deductible to the Company.

New Plan Benefits

Future awards under the 2012 Plan are discretionary and therefore are undeterminable at this time.

Required Vote

The Board of Directors recommends a vote “FOR” the approval of the 2012 Omnibus Incentive Plan (as Amended and Restated).

The affirmative vote of a majority of the votes properly cast (in person or by proxy) is required for approval of the 2012 Plan as provided in this Proposal 4. Abstentions and broker non-votes, because they are not votes cast, are not counted for this proposal and will have no effect on the outcome.

Equity Compensation Plan Information

We currently have two equity compensation plans under which shares are authorized for issuance: the 2012 Plan (as defined above; the number of shares that may be issued under this plan did not change from the number that was available under the 2012 Omnibus Incentive Plan prior to its amendment and restatement on January 7, 2016) and our 2012 Employee Stock Purchase Plan (2012 ESPP). Awards also remain outstanding under our Amended and Restated 2009 Omnibus Incentive Plan (2009 Plan), however, no additional awards may be issued under the 2009 Plan. Each of the aforementioned plans was approved by our stockholders prior to our initial public offering in March 2012. The following table provides information regarding securities authorized for issuance as of October 2, 2015 under our equity compensation plans.

Plan Category	(a) Number of securities to be issued upon exercise of outstanding options, warrants and rights (1)	(b) Weighted- average exercise price of outstanding options, warrants and rights (1)	(c) Number of securities remaining available for future issuance under equity compensation plans (excluding securities reflected in column (a)) (2)(3)
Equity Compensation Plans Approved by Security Holders	1,860,791	$1.23	9,238,981
Equity Compensation Plans Not Approved by Security Holders	—	—	—

Total	1,860,791	$1.23	9,238,981

(1)	Does not include 581,990 unvested shares outstanding as of October 2, 2015 subject to restricted stock or restricted stock unit awards under the 2012 Plan, which do not require the payment of any consideration by the recipients.
(2)	The 2012 Plan contains an “evergreen” provision, pursuant to which the number of shares of our common stock available for issuance under the 2012 Plan automatically increases on the first day of each fiscal year by the lesser of (a) 4.0% of our outstanding common stock on a fully diluted basis as of the end of our immediately preceding fiscal year, (b) 1.9 million shares of our common stock and (c) a lesser amount determined by our board of directors; provided, however, that any shares from any increases in previous years that are not actually issued will continue to be available for issuance under the 2012 Plan.
(3)	The 2012 ESPP contains an “evergreen” provision, pursuant to which the number of shares of our common stock available for issuance under the 2012 ESPP automatically increases on the first day of each fiscal year by the lesser of (a) 1.25% of our outstanding common stock on a fully diluted basis as of the end of our immediately preceding fiscal year, (b) 550,000 shares of our common stock and (c) a lesser amount determined by our board of directors; provided, however, that any shares from any increases in previous years that are not actually issued will continue to be available for issuance under the 2012 ESPP.

AUDIT COMMITTEE REPORT

The audit committee has reviewed and discussed the audited financial statements for the fiscal year ended October 2, 2015 with our management and Deloitte & Touche LLP, our independent registered public accounting firm. Management is responsible for the preparation, presentation and integrity of the financial statements, accounting and financial reporting principles and internal control over financial reporting. Deloitte & Touche LLP is responsible for (1) performing an independent audit of the financial statements in accordance with the standards of the Public Company Accounting Oversight Board (PCAOB) and for expressing opinions on the conformity of the financial statements with accounting principles generally accepted in the United States, and (2) performing an independent audit of our internal control over financial reporting statements in accordance with the standards of the PCAOB based on the criteria established in Internal Control – Integrated Framework (2013) issued by the Committee of Sponsoring Organizations of the Treadway Commission and for expressing an opinion thereon.

The audit committee has discussed with Deloitte & Touche LLP the matters required to be discussed by PCAOB AU Section 380, Communications with Audit Committees, and has received the written disclosures and the letter from Deloitte & Touche LLP required by applicable requirements of the PCAOB regarding the independent auditor’s communications with the audit committee concerning independence. The audit committee has also discussed with Deloitte & Touche LLP their independence.

Based on its reviews and discussions referred to above, the audit committee recommended to the board of directors that the audited financial statements be included in our Annual Report on Form 10-K for the fiscal year ended October 2, 2015 for filing with the SEC.

Members of the audit committee:

Gil Van Lunsen (Chairman)

Charles Bland

Peter Chung

Stephen Daly

SECURITY OWNERSHIP OF

CERTAIN BENEFICIAL OWNERS, DIRECTORS AND MANAGEMENT

The following table presents information as to the beneficial ownership of our common stock as of January 1, 2016 for:

•	each person who we know beneficially owns more than five percent of any class of our voting securities;

•	each of our current directors or nominees;

•	each of our named executive officers as set forth in the 2015 Summary Compensation Table above; and

•	all of our directors and executive officers as a group.

Unless otherwise noted, the address of each beneficial owner listed in the table is c/o M/A-COM Technology Solutions Holdings, Inc., 100 Chelmsford Street, Lowell, Massachusetts 01851.

We have determined beneficial ownership in accordance with the rules of the SEC. Except as indicated by the footnotes below, we believe, based on the information furnished to us, that the persons and entities named in the table below have sole voting and investment power with respect to all shares of our common stock that they beneficially own, subject to applicable community property laws.

Applicable percentage ownership is based on 53,096,965 shares of our common stock outstanding as of January 1, 2016. In computing the number of shares of our common stock beneficially owned by a person and the percentage ownership of that person, we deemed outstanding shares of our common stock subject to options, restricted stock units or warrants held by that person that are currently exercisable or exercisable (or, in the case of restricted stock units, scheduled to vest and settle) within 60 days of January 1, 2016. We did not deem these shares outstanding, however, for the purpose of computing the percentage ownership of any other person.

	Shares Beneficially Owned
Name of Beneficial Owner	Shares	Percentage

Greater than 5% Stockholders:

John Ocampo and affiliates (1)	22,612,056	42.6%
Summit Partners. L.P. (2)	7,486,617	13.8%

Directors and Named Executive Officers:

John Ocampo (1)	22,612,056	42.6%
Susan Ocampo (1)	22,612,056	42.6%
Charles Bland (3)	52,842	*
Peter Chung (2)	7,486,617	13.8%
Stephen Daly (4)	6,429	*
Gil Van Lunsen (5)	21,803	*
John Croteau (6)	198,386	*
Robert McMullan (7)	43,235	*
Alex Behfar	711	*
Robert Dennehy (8)	70,270	*
Michael Murphy	2,765	*
All directors and executive officers as a group (15 persons) (9)	30,508,753	57.1%

*	Represents beneficial ownership of less than 1%.
(1)	Represents 22,612,056 shares beneficially owned by various family trusts affiliated with John and Susan Ocampo. Mr. and Mrs. Ocampo are the co-trustees of each of the family trusts and hold voting and dispositive power over the shares held in the family trusts.

(2)	Represents 3,867,622 shares beneficially owned by Summit Partners Private Equity Fund VII-A, L.P., 2,322,956 shares beneficially owned by Summit Partners Private Equity Fund VII-B, L.P., 10,328 shares beneficially owned by Summit Investors I, LLC, and 729 shares beneficially owned by Summit Investors I (UK), L.P. Shares beneficially owned also include the following shares issuable upon the exercise of warrants that are currently exercisable: 792,454 shares beneficially owned by Summit Partners Private Equity Fund VII-A, L.P., 475,960 shares beneficially owned by Summit Partners Private Equity Fund VII-B, L.P., 2,116 shares beneficially owned by Summit Investors I, LLC and 149 shares beneficially owned by Summit Investors I (UK), L.P. Summit Partners, L.P. is the managing member of Summit Partners PE VII, LLC, which is the general partner of Summit Partners PE VII, L.P., which is the general partner of each of Summit Partners Private Equity Fund VII-A, L.P. and Summit Partners Private Equity Fund VII-B, L.P. Summit Master Company, LLC is the managing member of Summit Investors Management, LLC, which is the manager of Summit Investors I, LLC, and the general partner of Summit Investors I (UK), L.P. Summit Master Company, LLC, as the managing member of Summit Investors Management, LLC, has delegated investment decisions, including voting and dispositive power, to Summit Partners, L.P. and its Investment Committee. Summit Partners, L.P., through a two-person Investment Committee currently composed of Martin Mannion and Peter Y. Chung, has voting and dispositive authority over the shares held by each of these entities and therefore may be deemed to beneficially own such shares. Also includes 14,303 shares held by Mr. Chung including 3,139 shares issuable within 60 days of January 1, 2016 upon the vesting and settlement of restricted stock units previously granted to Mr. Chung, each of which he holds for the benefit of Summit Partners, L.P., which he has empowered to determine when the underlying shares will be sold and which is entitled to the proceeds of any such sales. Mr. Chung is a member of Summit Master Company, LLC, which is the general partner of Summit Partners, L.P. Accordingly, Summit Partners, L.P. and Summit Master Company, LLC may be deemed indirect beneficial owners of the shares, restricted stock units and underlying shares held in the name of Mr. Chung. Summit Partners, L.P., Summit Master Company, LLC, each of the Summit entities mentioned above and Messrs. Mannion and Chung, each disclaim beneficial ownership of the shares, restricted stock units and underlying shares held in the name of Mr. Chung except to the extent of their pecuniary interest therein. The address of each of these entities is 222 Berkeley Street, 18th Floor, Boston, MA 02116.
(3)	Includes 20,000 shares issuable upon the exercise of options that may be exercised within 60 days of January 1, 2016. Also includes 3,139 shares issuable upon vesting and settlement of restricted stock units scheduled to occur within 60 days of January 1, 2016.
(4)	Includes 6,429 shares issuable upon vesting and settlement of restricted stock units scheduled to occur within 60 days of January 1, 2016.
(5)	Includes 3,139 shares issuable upon vesting and settlement of restricted stock units scheduled to occur within 60 days of January 1, 2016.
(6)	Includes 180,330 shares issuable upon the exercise of options that may be exercised within 60 days of January 1, 2016.
(7)	Includes 30,000 shares issuable upon the exercise of options that may be exercised within 60 days of January 1, 2016.
(8)	Includes 48,125 shares issuable upon the exercise of options that may be exercised within 60 days of January 1, 2016.
(9)	Includes 283,455 shares issuable upon the exercise of options that may be exercised within 60 days of January 1, 2016. Also includes 15,846 shares issuable upon vesting and settlement of restricted stock units scheduled to occur within 60 days of January 1, 2016.

CERTAIN RELATIONSHIPS AND RELATED PERSON TRANSACTIONS

We describe below transactions and series of similar transactions to which we were a party during our last fiscal year or will be a party in the future, and in which:

•	the amounts involved exceeded or will exceed $120,000; and

•

any of our directors, executive officers or beneficial owners of more than 5% of any class of our voting securities, or any member of the immediate family of the foregoing persons, had or will have a direct or indirect material interest.

Indemnification of Officers and Directors

Our fourth amended and restated certificate of incorporation and second amended and restated bylaws (“Bylaws”) limit the liability of each of our directors and provide that we will indemnify each of our directors and officers to the fullest extent permitted by Delaware law. Our Bylaws also permit us to secure insurance on behalf of any officer or director for any liability arising out of his or her actions in connection with their services to us, regardless of whether our Bylaws permit such indemnification. In addition, we have entered into separate indemnification agreements with each of our directors and certain of our officers. These agreements, among other things, provide that we will indemnify our directors and officers for certain expenses (including attorneys’ fees), judgments, fines and settlement amounts reasonably incurred by such person in any action or proceeding, including any action by or in our right, on account of any services undertaken by such person on our behalf or that person’s status as our director or officer.

Acquisition of Nitronex

In February 2014, we acquired Nitronex (the “Nitronex Acquisition”). Prior to the Nitronex Acquisition, 100% of the outstanding membership interests in Nitronex were owned by GaAs Labs (a stockholder of the Company and an affiliate of our directors, John and Susan Ocampo). We made a cash payment to GaAs Labs of $26.1 million at the closing of the Nitronex Acquisition for all of the outstanding ownership interests of Nitronex. The purchase price includes $3.9 million held on account by a third-party escrow agent pending any claims by us in connection with representation and warranties made by GaAs Labs in the Nitronex Acquisition. The indemnification period expired in August 2015, at which point all but $500,000 of the escrow fund was released to GaAs Labs and the remainder was retained by the escrow agent pending final resolution of an outstanding indemnity claim.

GaAs Labs Service Agreement

In April 2012, we entered into a services agreement with GaAs Labs (an affiliate of our directors John and Susan Ocampo) whereby GaAs Labs pays us for administrative and business development services provided to GaAs Labs on a time and materials basis. There are no minimum service requirements or payment obligations, and the agreement may be terminated by either party with 30 days’ notice. In fiscal year 2015, we did not provide services to or bill GaAs Labs for services provided pursuant to this agreement.

Acacia Communications

We periodically sell products to Acacia Communications, Inc. Peter Chung, one of our directors, is also a director of Acacia Communications. We recognized revenue of $1,114,790 from product sales to Acacia Communications during fiscal year 2015.

Second Amended and Restated Investor Rights Agreement

We are party to an investors’ rights agreement, as amended and restated on February 28, 2012, with a group of our stockholders that includes entities affiliated with John and Susan Ocampo, who are both members of our board of directors and beneficial owners of more than 5% of a class of our voting securities, and including certain investment funds affiliated with Summit Partners, L.P., a beneficial owner of more than 5% of a class of our voting securities which is affiliated with another of our directors, Peter Chung. Subject to the terms and conditions of the investors’ rights agreement, these stockholders have registration rights with respect to the shares of our capital stock or warrants they, or certain of their affiliates, hold, including the right to demand that we file a registration statement or request that their shares be covered by a registration statement that we are otherwise filing.

Policies and Procedures for Related Person Transactions

We do not currently have a formal, written policy or procedure for the review and approval of related person transactions. However, our audit committee charter provides that our audit committee is required to review and approve or ratify any related person transactions, as defined under Regulation S-K Item 404. Our code of conduct and ethics also prohibits our directors and officers from engaging in a conflict of interest transaction without disclosure to and approval from the board of directors or one of its committees. Each of the related person transactions described above was reviewed and either approved or ratified by our audit committee, and we intend to follow this practice for any future related person transactions.

SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

Section 16(a) of the Exchange Act requires our directors, officers and beneficial holders of more than 10% of a registered class of our equity securities to file with the SEC initial reports of ownership and reports of changes in ownership of our common stock and other equity securities.

In the course of preparing this Proxy Statement, we identified a reporting error that led to a failure to make timely reports as required by Section 16(a) of the Exchange Act with respect to shares withheld upon vesting of certain restricted stock unit awards granted to our executive officers and certain of our directors. We are in the process of determining the total number of transactions affected by this error and preparing corrective filings, and will file appropriate Section 16 filings to report the details with respect to the affected transactions once these efforts are completed. In addition, for fiscal year 2015, we identified a late Form 4 for Dr. Behfar relating to an open market sale on May 28, 2015, and a late Form 4 for each of Mr. and Mrs. Ocampo relating to an open market sale on May 29, 2015. To our knowledge, except as stated above, based solely on a review of the copies of such reports furnished to us and written representations from our executive officers and directors that no other reports were required, all required reports under Section 16(a) of the Exchange Act of our directors, executive officers and beneficial holders of more than 10% of our common stock were timely filed during fiscal year 2015.

ADDITIONAL INFORMATION

List of Stockholders of Record

In accordance with Delaware law, a list of the names of our stockholders of record entitled to vote at the Annual Meeting will be available for ten days prior to the Annual Meeting for any purpose germane to the meeting, between the hours of 9:00 a.m. and 4:30 p.m. local time at our principal executive offices at 100 Chelmsford Street, Lowell, Massachusetts 01851. This list will also be available at the Annual Meeting.

Submission of Stockholder Proposals for Inclusion in Next Year’s Proxy Statement

To be considered for inclusion in next year’s proxy statement and form of proxy, stockholder proposals for the 2017 Annual Meeting of Stockholders must be received at our principal executive offices no later than the close of business on September 21, 2016, unless the date of the 2017 Annual Meeting of Stockholders is more than 30 days before or after March 3, 2017, in which case the proposal must be received a reasonable time before we begin to print and mail our proxy materials. All proposals should be addressed to the following address: General Counsel, M/A-COM Technology Solutions Holdings, Inc., 100 Chelmsford Street, Lowell, Massachusetts 01851.

For any proposal that is not submitted for inclusion in next year’s proxy statement, but is instead sought to be presented directly at the 2017 Annual Meeting of Stockholders, stockholders are advised to review our Bylaws as they contain requirements with respect to advance notice of stockholder proposals not intended for inclusion in our proxy statement and director nominations. To be timely, a stockholder’s notice must be received by our General Counsel at our principal executive offices not less than 45 days or more than 75 days prior to the first anniversary of the date we first mailed our proxy materials or Notice of Internet Availability of Proxy Materials (whichever is earlier) for the prior year’s Annual Meeting of Stockholders. Accordingly, any such stockholder proposal must be received between November 5, 2016 and the close of business on December 5, 2016. However, in the event that the 2017 Annual Meeting of Stockholders is convened more than 30 days prior to or delayed by more than 30 days after March 3, 2017, notice by the stockholder to be timely must be received not later than the close of business on the later of the 90th day prior to such annual meeting or the 10th day following the date on which public announcement of the date of the 2017 Annual Meeting of Stockholders is made. Copies of the pertinent Bylaw provisions are available on request to the following address: General Counsel, M/A-COM Technology Solutions Holdings, Inc., 100 Chelmsford Street, Lowell, Massachusetts 01851.

As required by our Bylaws, any stockholder submitting a director nomination must include the name, biographical information and other relevant information relating to the recommended director nominee, including, among other things, information that would be required to be included in the proxy statement filed in accordance with applicable rules under the Exchange Act and the written consent of the director nominee to be named as a nominee and to serve as a director if elected, among other requirements set forth in our Bylaws. Evaluation of any such recommendations is the responsibility of the nominating and governance committee. In the event of any stockholder recommendations, the nominating and governance committee will evaluate the persons recommended in the same manner as other candidates.

Consideration of Stockholder-Recommended Director Nominees

Our nominating and governance committee will consider director nominee recommendations submitted by our stockholders. Stockholders who wish to recommend a director nominee must submit their suggestions in the manner set forth in our Bylaws to the following address: Chairperson of Nominating and Governance Committee, Attn: General Counsel, M/A-COM Technology Solutions Holdings, Inc., 100 Chelmsford Street, Lowell, Massachusetts 01851.

Stockholder Communications with the Board of Directors

Stockholders may contact our board of directors as a group or any individual director by sending written correspondence to the following address: Board of Directors – M/A-COM Technology Solutions Holdings, Inc., Attn: General Counsel, 100 Chelmsford Street, Lowell, Massachusetts 01851. Stockholders should clearly specify in each communication the name(s) of the group of directors or the individual director to whom the communication is addressed. The General Counsel will review all correspondence and will forward to the board of directors or an individual director a summary of the correspondence received and copies of correspondence that the General Counsel determines requires the attention of the board of directors or such individual director. The board of directors and any individual director may at any time request copies and review all correspondence received by the General Counsel that is intended for the board of directors or such individual director.

Delivery of Materials to Stockholders with Shared Addresses

We have adopted a procedure, approved by the SEC, called “householding.” Under this procedure, any stockholder, including both stockholders of record and beneficial holders who own their shares through a broker, bank or other nominee, who share an address with another such holder of our common stock are only being sent one Notice of Internet Availability of Proxy Materials or set of proxy materials, unless such holders have provided contrary instructions. Householding helps us reduce printing and postage cost associated with the distribution of proxy materials and helps to preserve natural resources. We will promptly deliver a separate copy of the Notice of Internet Availability of Proxy Materials or set of proxy materials to you upon written or oral request. If you wish to receive a separate copy of these materials or if you are receiving multiple copies and would like to receive a single copy, please contact our investor relations department by phone at (978) 656-2500, or by writing to Investor Relations, M/A-COM Technology Solutions Holdings, Inc., 100 Chelmsford Street, Lowell, Massachusetts 01851.

EXHIBIT A

M/A-COM TECHNOLOGY SOLUTIONS HOLDINGS, INC.

2012 OMNIBUS INCENTIVE PLAN (AS AMENDED AND RESTATED)

SECTION 1. PURPOSE

The purpose of the M/A-COM Technology Solutions Holdings, Inc. 2012 Omnibus Incentive Plan is to attract, retain and motivate employees, officers, directors, consultants, agents, advisors and independent contractors of the Company and its Related Companies by providing them the opportunity to acquire a proprietary interest in the Company and to align their interests and efforts to the long-term interests of the Company’s stockholders.

SECTION 2. DEFINITIONS

Certain capitalized terms used in the Plan have the meanings set forth in Appendix A.

SECTION 3. ADMINISTRATION

3.1 Administration of the Plan

(a) The Plan shall be administered by the Board or the Compensation Committee (including a subcommittee thereof), which shall be composed of two or more directors, each of whom is a “non-employee director” within the meaning of Rule 16b-3(b)(3) promulgated under the Exchange Act, or any successor definition adopted by the Securities and Exchange Commission and, to the extent determined by the Board or the Compensation Committee, an “outside director” within the meaning of the regulations under Section 162(m).

(b) Notwithstanding the foregoing, the Board may delegate concurrent responsibility for administering the Plan, including with respect to designated classes of Eligible Persons, to different committees consisting of one or more members of the Board, subject to such limitations as the Board deems appropriate, including limitations with respect to grants of Awards to Participants who are subject to Section 16 of the Exchange Act and with respect to Awards that are intended to qualify for the performance-based compensation exemption under Section 162(m). Members of any committee shall serve for such term as the Board may determine, subject to removal by the Board at any time. To the extent consistent with applicable law, the Board or the Compensation Committee may authorize one or more officers of the Company to grant Awards to designated classes of Eligible Persons, within limits specifically prescribed by the Board or the Compensation Committee; provided, however, that no such officer shall have or obtain authority to grant Awards to himself or herself or to any person subject to Section 16 of the Exchange Act.

(c) All references in the Plan to the “Committee” shall be, as applicable, to the Board, the Compensation Committee or any other committee or any officer to whom authority has been delegated to administer the Plan.

3.2 Administration and Interpretation by Committee

(a) Except for the terms and conditions explicitly set forth in the Plan and to the extent permitted by applicable law, the Committee shall have full power and exclusive authority, subject to such orders or resolutions not inconsistent with the provisions of the Plan as may from time to time be adopted by the Board or a Committee composed of members of the Board, to (i) select the Eligible Persons to whom Awards may from time to time be granted under the Plan; (ii) determine the type or types of Awards to be granted to each Participant under the Plan; (iii) determine the number of shares of Common Stock to be covered by each Award granted under the

Plan; (iv) determine the terms and conditions of any Award granted under the Plan; (v) approve the forms of notice or agreement for use under the Plan; (vi) determine whether, to what extent and under what circumstances Awards may be settled in cash, shares of Common Stock or other property or canceled or suspended; (vii) interpret and administer the Plan and any instrument evidencing an Award, notice or agreement executed or entered into under the Plan; (viii) establish such rules and regulations as it shall deem appropriate for the proper administration of the Plan; (ix) delegate ministerial duties to such of the Company’s employees as it so determines; and (x) make any other determination and take any other action that the Committee deems necessary or desirable for administration of the Plan.

(b) The Committee shall have the right, without stockholder approval, to (i) lower the exercise or grant price of an Option or SAR after it is granted; (ii) cancel an Option or SAR at a time when its exercise or grant price exceeds the Fair Market Value of the underlying stock, in exchange for cash, another option or stock appreciation right, restricted stock, or other equity award; or (iii) take any other action that is treated as a repricing under generally accepted accounting principles.

(c) The effect on the vesting of an Award of a Company-approved leave of absence or a Participant’s reduction in hours of employment or service shall be determined by the Company’s general counsel or other person performing that function or, with respect to directors or executive officers, by the Compensation Committee, whose determination shall be final.

(d) Decisions of the Committee shall be final, conclusive and binding on all persons, including the Company, any Participant, any stockholder and any Eligible Person. A majority of the members of the Committee may determine its actions.

SECTION 4. SHARES SUBJECT TO THE PLAN; LIMITS ON AWARDS

4.1 Authorized Number of Shares

Subject to adjustment from time to time as provided in Section 16.1, the number of shares of Common Stock available for issuance under the Plan shall be:

(a) 4.5 million shares; plus

(b) an annual increase to be added as of the first day of each fiscal year of the Company equal to the least of (i) 4% of the outstanding Common Stock on a fully diluted basis (including the effect of shares of Common Stock issuable pursuant to outstanding warrants, options and similar rights and conversion of any outstanding securities convertible into Common Stock) as of the last day of the Company’s immediately preceding fiscal year, (ii) 1.9 million shares of Common Stock, and (iii) a lesser amount determined by the Board; provided, however, that any shares from any such increases in previous years that are not actually issued shall continue to be available for issuance under the Plan; plus

(c)(i) any authorized shares available for issuance, and not issued or subject to outstanding awards, under the Company’s Amended and Restated 2009 Omnibus Stock Plan (the “Prior Plan”) on the Effective Date shall cease to be set aside and reserved for issuance pursuant to the Prior Plan, effective on the Effective Date, and shall instead be set aside and reserved for issuance pursuant to the Plan and (ii) any shares subject to outstanding awards under the Prior Plan on the Effective Date that cease to be subject to such awards following the Effective Date (other than by reason of exercise or settlement of the awards to the extent they are exercised for or settled in vested or nonforfeitable shares) shall cease to be set aside or reserved for issuance pursuant to the Prior Plan, effective on the date upon which they cease to be so subject to such awards, and shall instead be set aside and reserved for issuance pursuant to the Plan, up to an aggregate maximum of 6 million shares pursuant to clauses (i) and (ii) of this paragraph.

Shares issued under the Plan shall be drawn from authorized and unissued shares or shares now held or subsequently acquired by the Company as treasury shares.

4.2 Share Usage

(a) Shares of Common Stock covered by an Award shall not be counted as used unless and until they are actually issued and delivered to a Participant. If any Award lapses, expires, terminates or is canceled prior to the issuance of shares thereunder or if shares of Common Stock are issued under the Plan to a Participant and thereafter are forfeited to or otherwise reacquired by the Company, the shares subject to such Awards and the forfeited or reacquired shares shall again be available for issuance under the Plan. Any shares of Common Stock (i) tendered by a Participant or retained by the Company as full or partial payment to the Company for the purchase price of an Award or to satisfy tax withholding obligations in connection with an Award, or (ii) covered by an Award that is settled in cash, or in a manner such that some or all of the shares of Common Stock covered by the Award are not issued, shall be available for Awards under the Plan. The number of shares of Common Stock available for issuance under the Plan shall not be reduced to reflect any dividends or dividend equivalents that are reinvested into additional shares of Common Stock or credited as additional shares of Common Stock subject or paid with respect to an Award.

(b) The Committee shall also, without limitation, have the authority to grant Awards as an alternative to or as the form of payment for grants or rights earned or due under other compensation plans or arrangements of the Company.

(c) Notwithstanding any other provision of the Plan to the contrary, the Committee may grant Substitute Awards under the Plan. To the extent consistent with the requirements of applicable law, Substitute Awards shall not reduce the number of shares authorized for issuance under the Plan. To the extent consistent with the requirements of applicable law, in the event that an Acquired Entity has shares available for awards or grants under one or more preexisting plans not adopted in contemplation of such acquisition or combination and previously approved by the Acquired Entity’s stockholders, then, to the extent determined by the Board or the Compensation Committee, the shares available for grant pursuant to the terms of such preexisting plans (as adjusted, to the extent appropriate, using the exchange ratio or other adjustment or valuation ratio or formula used in such acquisition or combination to determine the consideration payable to holders of securities of the entities that are parties to such acquisition or combination) may be used for Awards under the Plan and shall not reduce the number of shares of Common Stock authorized for issuance under the Plan; provided, however, that Awards using such available shares shall not be made after the date awards or grants could have been made under the terms of such preexisting plans, absent the acquisition or combination, and shall only be made to individuals who were not employees or directors of the Company or a Related Company prior to such acquisition or combination. In the event that a written agreement between the Company and an Acquired Entity pursuant to which a merger or consolidation is completed is approved by the Board and that agreement sets forth the terms and conditions of the substitution for or assumption of outstanding awards of the Acquired Entity, those terms and conditions shall be deemed to be the action of the Committee without any further action by the Committee, except as may be required for compliance with Rule 16b-3 under the Exchange Act, and the persons holding such awards shall be deemed to be Participants.

(d) Notwithstanding any other provision of this Section 4.2 to the contrary, the maximum number of shares that may be issued upon the exercise of Incentive Stock Options shall equal the aggregate share number stated in Section 4.1 (which is 29.5 million shares of Common Stock over the term of the Plan), subject to adjustment as provided in Section 16.1.

4.3 Individual Limits

(a) The following additional limits will apply to Awards of the specified type granted, or in the case of Cash Awards, payable, to any person in any fiscal year of the Company:

Options: 2,400,000 shares of Common Stock.

SARs: 2,400,000 shares of Common Stock.

Awards other than Options, SARs or Cash Awards: 2,400,000 shares of Common Stock.

Cash Awards: $10,000,000.

In applying the foregoing limits, (i) all Awards of the specified type granted to the same person in the same fiscal year of the Company will be aggregated and made subject to one limit; (ii) the limits applicable to Options and SARs refer to the number of shares of Common Stock subject to those Awards; (iii) the share limit under clause (3) refers to the maximum number of shares of Common Stock that may be delivered, or the value of which could be paid in cash or other property, under an Award or Awards of the type specified in clause (3) assuming a maximum payout; and (iv) the dollar limit under clause (4) refers to the maximum dollar amount payable under an Award or Awards of the type specified in clause (4) assuming a maximum payout. The foregoing provisions will be construed in a manner consistent with Section 162(m), including, without limitation, where applicable, the rules under Section 162(m) pertaining to permissible deferrals of exempt awards.

(b) In the case of a Director, additional limits shall apply such that the maximum grant date fair value of Common Stock-denominated Awards granted in any fiscal year of the Company during any part of which the Director is then eligible under the Plan shall be $600,000, except that such limit for a Director who is the Chairman of the Board or lead director shall be $800,000, in each case, computed in accordance with FASB ASC Topic 718 (or any successor provision). The foregoing additional limits related to Directors shall not apply to any Award or shares of Common Stock granted pursuant to a Director’s election to receive an Award or shares of Common Stock in lieu of cash retainers or other fees (to the extent such Award or shares of Common Stock have a fair value equal to the value of such cash retainers or other fees).

SECTION 5. ELIGIBILITY

An Award may be granted to any key employee of the Company or a Related Company or any other employee who is in a position to contribute to the success of the Company or any Related Company and to any officer or director of the Company or a Related Company whom the Committee from time to time selects; provided, that Directors shall not be eligible for Cash Awards under the Plan. An Award may also be granted to any consultant, agent, advisor or independent contractor for bona fide services rendered to the Company or any Related Company that (a) are not in connection with the offer and sale of the Company’s securities in a capital-raising transaction and (b) do not directly or indirectly promote or maintain a market for the Company’s securities.

SECTION 6. AWARDS

6.1 Form, Grant and Settlement of Awards

The Committee shall have the authority, in its sole discretion, to determine the type or types of Awards to be granted under the Plan. Such Awards may be granted either alone or in addition to or in tandem with any other type of Award. Any Award settlement may be subject to such conditions, restrictions and contingencies as the Committee shall determine.

6.2 Evidence of Awards

Awards granted under the Plan shall be evidenced by a written, including an electronic, instrument that shall contain such terms, conditions, limitations and restrictions as the Committee shall deem advisable and that are not inconsistent with the Plan.

6.3 Deferrals

To the extent permitted by applicable law, the Committee may permit or require a Participant to defer receipt of the payment of any Award. If any such deferral election is permitted or required, the Committee, in its sole discretion, shall establish rules and procedures for such payment deferrals, which may include the grant of additional Awards or provisions for the payment or crediting of interest or dividend equivalents, including converting such credits to deferred stock unit equivalents. All deferrals by Participants shall be made in accordance with Section 409A.

6.4 Dividends and Distributions

Participants may, if the Committee so determines, be credited with dividends or dividend equivalents paid with respect to shares of Common Stock underlying an Award in a manner determined by the Committee in its sole discretion. The Committee may apply any restrictions to the dividends or dividend equivalents that the Committee deems appropriate. The Committee, in its sole discretion, may determine the form of payment of dividends or dividend equivalents, including cash, shares of Common Stock, Restricted Stock or Stock Units. Notwithstanding the foregoing, the right to any dividends or dividend equivalents declared and paid on the number of shares underlying an Option or a Stock Appreciation Right may not be contingent, directly or indirectly, on the exercise of the Option or Stock Appreciation Right, and must comply with or qualify for an exemption under Section 409A. Also notwithstanding the foregoing, the right to any dividends or dividend equivalents declared and paid on Restricted Stock must (a) be paid at the same time such dividends or dividend equivalents are paid to other stockholders and (b) comply with or qualify for an exemption under Section 409A.

SECTION 7. OPTIONS

7.1 Grant of Options

The Committee may grant Options designated as Incentive Stock Options or Nonqualified Stock Options.

7.2 Option Exercise Price

Options shall be granted with an exercise price per share not less than 100% of the Fair Market Value of the Common Stock on the Grant Date (and not less than the minimum exercise price required by Section 422 of the Code with respect to Incentive Stock Options), except in the case of Substitute Awards.

7.3 Term of Options

Subject to earlier termination in accordance with the terms of the Plan and the instrument evidencing the Option, the maximum term of an Option shall be ten years from the Grant Date.

7.4 Exercise of Options

(a) The Committee shall establish and set forth in each instrument that evidences an Option the time at which, or the installments in which, the Option shall vest and become exercisable, any of which provisions may be waived or modified by the Committee at any time.

(b) To the extent an Option has vested and become exercisable, the Option may be exercised in whole or from time to time in part by delivery to or as directed or approved by the Company of a properly executed stock option exercise agreement or notice, in a form and in accordance with procedures established by the Committee, setting forth the number of shares with respect to which the Option is being exercised, the restrictions imposed on the shares purchased under such exercise agreement or notice, if any, and such representations and agreements as may be required by the Committee, accompanied by payment in full as described in Section 7.5. An Option may be exercised only for whole shares and may not be exercised for less than a reasonable number of shares at any one time, as determined by the Committee.

7.5 Payment of Exercise Price

The exercise price for shares purchased under an Option shall be paid in full to the Company by delivery of consideration equal to the product of the Option exercise price and the number of shares purchased. Such consideration must be paid before the Company will issue the shares being purchased and must be in a form or a combination of forms acceptable to the Committee for that purchase, which forms may include:

(a) cash;

(b) check or wire transfer;

(c) having the Company withhold shares of Common Stock that would otherwise be issued on exercise of a Nonqualified Stock Option that have an aggregate Fair Market Value equal to the aggregate exercise price of the shares being purchased under the Option;

(d) tendering (either actually or, so long as the Common Stock is registered under Section 12(b) or 12(g) of the Exchange Act, by attestation) shares of Common Stock owned by the Participant that have an aggregate Fair Market Value equal to the aggregate exercise price of the shares being purchased under the Option;

(e) so long as the Common Stock is registered under Section 12(b) or 12(g) of the Exchange Act, and to the extent permitted by law, delivery of a properly executed exercise agreement or notice, together with irrevocable instructions to a brokerage firm designated or approved by the Company to deliver promptly to the Company the aggregate amount of proceeds to pay the Option exercise price and any withholding tax obligations that may arise in connection with the exercise, all in accordance with the regulations of the Federal Reserve Board; or

(f) such other consideration as the Committee may permit.

7.6 Effect of Termination of Service

The Committee shall establish and set forth in each instrument that evidences an Option whether the Option shall continue to be exercisable, and the terms and conditions of such exercise, after a Termination of Service, any of which provisions may be waived or modified by the Committee at any time. If not otherwise established in the instrument evidencing the Option, the Option shall be exercisable according to the following terms and conditions, which may be waived or modified by the Committee at any time:

(a) Any portion of an Option that is not vested and exercisable on the date of a Participant’s Termination of Service shall expire on such date.

(b) Any portion of an Option that is vested and exercisable on the date of a Participant’s Termination of Service shall expire on the earliest to occur of:

(i) if the Participant’s Termination of Service occurs for reasons other than Cause, Disability or death, the date that is three months after such Termination of Service;

(ii) if the Participant’s Termination of Service occurs by reason of Disability or death, the one-year anniversary of such Termination of Service; and

(iii) the Option Expiration Date.

Notwithstanding the foregoing, if a Participant dies after his or her Termination of Service but while an Option is otherwise exercisable, the portion of the Option that is vested and exercisable on the date of such Termination of Service shall expire upon the earlier to occur of (y) the Option Expiration Date and (z) the one-year anniversary of the date of death, unless the Committee determines otherwise.

Also notwithstanding the foregoing, in case a Participant’s Termination of Service occurs for Cause, all Options granted to the Participant shall automatically expire upon first notification to the Participant of such termination, unless the Committee determines otherwise. If a Participant’s employment or service relationship with the Company is suspended pending an investigation of whether the Participant shall be terminated for Cause, all the Participant’s rights under any Option shall likewise be suspended during the period of investigation. If any facts that would constitute termination for Cause are discovered after a Participant’s Termination of Service, any Option then held by the Participant may be immediately terminated by the Committee, in its sole discretion.

SECTION 8. INCENTIVE STOCK OPTION LIMITATIONS

Notwithstanding any other provision of the Plan to the contrary, the terms and conditions of any Incentive Stock Options shall in addition comply in all respects with Section 422 of the Code, or any successor provision, and any applicable regulations thereunder. If the shareholders of the Company do not approve the Plan within 12 months after the Board’s adoption of the Plan (or the Board’s adoption of any amendment to the Plan that constitutes the adoption of a new plan for purposes of Section 422 of the Code) Incentive Stock Options granted under the Plan after the date of the Board’s adoption (or approval) will be treated as Nonqualified Stock Options. No Incentive Stock Options may be granted more than ten years after the earlier of the approval by the Board or the shareholders of the Plan (or any amendment to the Plan that constitutes the adoption of a new plan for purposes of Section 422 of the Code).

SECTION 9. STOCK APPRECIATION RIGHTS

9.1 Grant of Stock Appreciation Rights

The Committee may grant Stock Appreciation Rights to Participants at any time on such terms and conditions as the Committee shall determine in its sole discretion. An SAR may be granted in tandem with an Option (a “tandem SAR”) or alone (a “freestanding SAR”). The grant price of a tandem SAR shall be equal to the exercise price of the related Option. The grant price of a freestanding SAR shall be established in accordance with procedures for Options set forth in Section 7.2. An SAR may be exercised upon such terms and conditions and for such term as the Committee determines in its sole discretion; provided, however, that, subject to earlier termination in accordance with the terms of the Plan and the instrument evidencing the SAR, the maximum term of a freestanding SAR shall be ten years, and in the case of a tandem SAR, (a) the term shall not exceed the term of the related Option and (b) the tandem SAR may be exercised for all or part of the shares subject to the related Option upon the surrender of the right to exercise the equivalent portion of the related Option, except that the tandem SAR may be exercised only with respect to the shares for which its related Option is then exercisable.

9.2 Payment of SAR Amount

Upon the exercise of an SAR, a Participant shall be entitled to receive payment in an amount determined by multiplying: (a) the difference between the Fair Market Value of the Common Stock on the date of exercise over the grant price of the SAR by (b) the number of shares with respect to which the SAR is exercised. At the discretion of the Committee as set forth in the instrument evidencing the Award, the payment upon exercise of an SAR may be in cash, in shares, in some combination thereof or in any other manner approved by the Committee in its sole discretion.

9.3 Waiver of Restrictions

The Committee, in its sole discretion, may waive any other terms, conditions or restrictions on any SAR under such circumstances and subject to such terms and conditions as the Committee shall deem appropriate.

SECTION 10. STOCK AWARDS, RESTRICTED STOCK AND STOCK UNITS

10.1 Grant of Stock Awards, Restricted Stock and Stock Units

The Committee may grant Stock Awards, Restricted Stock and Stock Units on such terms and conditions and subject to such repurchase or forfeiture restrictions, if any, which may be based on continuous service with the Company or a Related Company or the achievement of any performance goals, as the Committee shall determine in its sole discretion, which terms, conditions and restrictions shall be set forth in the instrument evidencing the Award.

10.2 Vesting of Restricted Stock and Stock Units

Upon the satisfaction of any terms, conditions and restrictions prescribed with respect to Restricted Stock or Stock Units, or upon a Participant’s release from any terms, conditions and restrictions on Restricted Stock or Stock Units, as determined by the Committee, (a) the shares covered by each Award of Restricted Stock shall become freely transferable by the Participant, and (b) Stock Units shall be paid in shares of Common Stock or, if set forth in the instrument evidencing the Awards, in cash or a combination of cash and shares of Common Stock. Any fractional shares subject to such Awards shall be paid to the Participant in cash.

10.3 Waiver of Restrictions

The Committee, in its sole discretion, may waive the repurchase or forfeiture period and any other terms, conditions or restrictions on any Restricted Stock or Stock Units under such circumstances and subject to such terms and conditions as the Committee shall deem appropriate.

SECTION 11. PERFORMANCE AWARDS

11.1 Performance Shares

The Committee may grant Awards of Performance Shares, designate the Participants to whom Performance Shares are to be awarded and determine the number of Performance Shares and the terms and conditions of each such Award. Performance Shares shall consist of a unit valued by reference to a designated number of shares of Common Stock, the value of which may be paid to the Participant by delivery of shares of Common Stock or, if set forth in the instrument evidencing the Award, of such property as the Committee shall determine, including, without limitation, cash, shares of Common Stock, other property, or any combination thereof, upon the attainment of performance goals (including Performance Goals as set forth in Appendix A), as established by the Committee, and other terms and conditions specified by the Committee. The amount to be paid under an Award of Performance Shares may be adjusted on the basis of such further consideration as the Committee shall determine in its sole discretion.

11.2 Performance Units

The Committee may grant Awards of Performance Units, designate the Participants to whom Performance Units are to be awarded and determine the number of Performance Units and the terms and conditions of each such Award. Performance Units shall consist of a unit valued by reference to a designated amount of property other than shares of Common Stock, which value may be paid to the Participant by delivery of such property as the Committee shall determine, including, without limitation, cash, shares of Common Stock, other property, or any combination thereof, upon the attainment of performance goals (including Performance Goals as set forth in Appendix A), as established by the Committee, and other terms and conditions specified by the Committee. The amount to be paid under an Award of Performance Units may be adjusted on the basis of such further consideration as the Committee shall determine in its sole discretion.

11.3 Section 162(m) Awards

The Committee may grant Awards intended to qualify for the performance-based compensation exemption under Section 162(m) to any key employee of the Company or a Related Company whom the Committee from time to time selects. In the case of any Award (other than an Option or SAR) intended to qualify for the performance-based compensation exception under Section 162(m), the Committee will establish the applicable Performance Goal or Goals in writing no later than ninety (90) days after the commencement of the period of service to which the performance relates (or at such earlier time as is required to qualify the Award as performance-based under Section 162(m)) and, prior to the event or occurrence (grant, vesting or payment, as the case may be) that is conditioned on the attainment of such Performance Goal or Goals, shall take such steps as are sufficient to satisfy the certification requirement of the regulations under Section 162(m) as to whether and to what extent, if at all, the Performance Goal or Goals applicable to such Award have been satisfied. The Committee shall then determine the actual payment, if any, under each Award. In the case of any Award to which this Section 11.3 applies, the Plan and such Award shall be construed and administered in a manner consistent with the exemption of such Award as performance-based compensation under Section 162(m).

SECTION 12. OTHER STOCK OR CASH-BASED AWARDS

Subject to the terms of the Plan and such other terms and conditions as the Committee deems appropriate, the Committee may grant other incentives payable in cash (“Cash Awards”) or in shares of Common Stock under the Plan.

SECTION 13. OUTSIDE DIRECTOR GRANTS

(a) Each Outside Director who is first elected or appointed to the Board on or after January 7, 2016 shall be granted on the first business day following the date of such election or appointment (which such date shall be the Grant Date for purposes hereunder), automatically and without further action by the Board or Committee, the number of Restricted Stock Units (or, upon the Outside Director’s request, Restricted Stock Awards), rounded down to the nearest whole number, equal to the quotient of (i) $170,000 divided by (ii) the Fair Market Value of a share of Common Stock on such Grant Date (the “Initial Director Award”). Each Initial Director Award shall vest in three (3) equal annual increments over the three calendar years immediately following the calendar year of its Grant Date, on whichever of February 15, May 15, August 15 or November 15 is soonest to follow such Grant Date; provided that the Outside Director remains in continuous service through each such date. In the event that an Outside Director experiences a Termination of Service for any reason prior to any such vesting date, the Outside Director shall forfeit any then unvested Initial Director Award (or portion thereof) without consideration therefor.

(b) On the first business day following the date of each Annual Meeting occurring on or after January 7, 2016 (which such date shall be the Grant Date for purposes hereunder), each Outside Director shall be granted, automatically and without further action by the Board or Committee, the number of Restricted Stock Units (or, upon the Outside Director’s request, Restricted Stock Awards), rounded down to the nearest whole number, equal to the quotient of (i) $130,000 divided by (ii) the Fair Market Value of a share of Common Stock on such Grant Date (the “Annual Director Award”). Each Annual Director Award shall vest in full on February 15th of the calendar year immediately following the calendar year of its Grant Date; provided that the Outside Director remains in continuous service through such date. In the event that an Outside Director experiences a Termination of Service for any reason prior to such vesting date, the Outside Director shall forfeit any then unvested Annual Director Award without consideration therefor.

(c) Each Outside Director who is first elected or appointed to the Board on or after January 7, 2016 and on a date following the date of the Annual Meeting for the calendar year of such election or appointment, shall be granted on the first business day following the date of such election or appointment (which such date shall be the Grant Date for purposes hereunder), automatically and without further action by the Board or Committee, the number of Restricted Stock Units (or, upon the Outside Director’s request, Restricted Stock Awards), rounded down to the nearest whole number, equal to the quotient of (i) $130,000 divided by (ii) the Fair Market Value of a share of Common Stock on such Grant Date, which quotient shall be pro-rated based on the number of calendar days remaining in the calendar year following such election or appointment divided by three hundred and sixty-five (365) (the “Pro-rated Annual Director Award”). Each Pro-Rated Annual Director Award shall vest in full on the first February 15th following its Grant Date; provided that the Outside Director remains in continuous service through such date. In the event that an Outside Director experiences a Termination of Service for any reason prior to such vesting date, the Outside Director shall forfeit any then unvested Pro-rated Annual Director Award without consideration therefor.

(d) Each Initial Director Award, Annual Director Award and Pro-Rated Annual Director Award shall be subject to the Company’s form of instrument evidencing Awards to Outside Directors as of the Grant Date.

(e) The Company shall deliver to each Outside Director the number of shares of Common Stock subject to any Initial Director Award, Annual Director Award or Pro-Rated Annual Director Award of Restricted Stock Units, or, if set forth in the instrument evidencing such Award, cash or a combination of cash and shares of Common Stock, within thirty (30) days of the vesting date set forth in subsection (a), (b) or (c) above, as applicable.

(f) The Board may amend the provisions of this Section 13 at any time and in such respects as it shall deem advisable.

SECTION 14. WITHHOLDING

(a) The Company may require the Participant to pay to the Company or a Related Company, as applicable, the amount of (i) any taxes that the Company or a Related Company is required by applicable federal, state, local or foreign law to withhold with respect to the grant, vesting or exercise of an Award (“tax withholding obligations”) and (ii) any amounts due from the Participant to the Company or to any Related Company (“other obligations”). Notwithstanding any other provision of the Plan to the contrary, the Company shall not be required to issue any shares of Common Stock or otherwise settle an Award under the Plan until such tax withholding obligations and other obligations are satisfied.

(b) The Committee, in its sole discretion, may permit or require a Participant to satisfy all or part of the Participant’s tax withholding obligations and other obligations by (i) paying cash to the Company or a Related Company, as applicable, (ii) having the Company withhold an amount from any cash amounts otherwise due or to become due from the Company or a Related Company to the Participant, (iii) having the Company withhold a number of shares of Common Stock that would otherwise be issued to the Participant (or become vested, in the case of Restricted Stock) having a Fair Market Value equal to the tax withholding obligations and other obligations, (iv) surrendering a number of shares of Common Stock the Participant already owns having a value equal to the tax withholding obligations and other obligations, (v) selling shares of Common Stock issued under an Award on the open market or to the Company, or (vi) taking such other action as may be necessary in the opinion of the Committee to satisfy any applicable tax withholding obligations. The value of the shares so withheld or tendered may not exceed the employer’s applicable minimum required tax withholding rate or such other applicable rate as is necessary to avoid adverse treatment for financial accounting purposes, as determined by the Committee in its sole discretion.

SECTION 15. ASSIGNABILITY

No Award or interest in an Award may be sold, assigned, pledged (as collateral for a loan or as security for the performance of an obligation or for any other purpose) or transferred by a Participant or made subject to attachment or similar proceedings otherwise than by will or by the applicable laws of descent and distribution, except to the extent the Participant designates one or more beneficiaries on a Company-approved form who may exercise the Award or receive payment under the Award after the Participant’s death. During a Participant’s lifetime, an Award may be exercised only by the Participant. Notwithstanding the foregoing, and to the extent permitted by Section 422 of the Code, the Committee, in its sole discretion, may permit a Participant to assign or transfer an Award subject to such terms and conditions as the Committee shall specify.

SECTION 16. ADJUSTMENTS

16.1 Adjustment of Shares

In the event that, at any time or from time to time, a stock dividend, stock split, spin-off, combination or exchange of shares, recapitalization, merger, consolidation, distribution to stockholders other than a normal cash dividend, or other change in the Company’s corporate or capital structure results in (a) the outstanding shares of Common Stock, or any securities exchanged therefor or received in their place, being exchanged for a different number or kind of securities of the Company or (b) new, different or additional securities of the Company or any other company being received by the holders of shares of Common Stock, then the Committee shall make proportional adjustments in (i) the maximum number and kind of securities available for issuance under the Plan; (ii) the maximum number and kind of securities issuable as Incentive Stock Options as set forth in Section 4.2(d); (iii) the per-person limits set forth in Section 4.3(a), and (iv) the number and kind of securities that are subject to any outstanding Award and the per share price of such securities, without any change in the aggregate price to be paid therefor. The determination by the Committee as to the terms of any of the foregoing adjustments shall be conclusive and binding.

Notwithstanding the foregoing, the issuance by the Company of shares of stock of any class, or securities convertible into shares of stock of any class, for cash or property, or for labor or services rendered, either upon direct sale or upon the exercise of rights or warrants to subscribe therefor, or upon conversion of shares or obligations of the Company convertible into such shares or other securities, shall not affect, and no adjustment by reason thereof shall be made with respect to, outstanding Awards. Also notwithstanding the foregoing, a dissolution or liquidation of the Company or a Company Transaction shall not be governed by this Section 16.1 but shall be governed by Sections 16.2 and 16.3, respectively.

16.2 Dissolution or Liquidation

To the extent not previously exercised or settled, and unless otherwise determined by the Committee in its sole discretion, Awards shall terminate immediately prior to the dissolution or liquidation of the Company. To the extent a vesting condition, forfeiture provision or repurchase right applicable to an Award has not been waived by the Committee, the Award shall be forfeited immediately prior to the consummation of the dissolution or liquidation.

16.3 Change in Control

Notwithstanding any other provision of the Plan to the contrary, unless the Committee shall determine otherwise in the instrument evidencing the Award or in a written employment, services or other agreement between the Participant and the Company or a Related Company, in the event of a Change in Control:

(a) All outstanding Awards that are subject to vesting based on continued employment or service with the Company or a Related Company shall become fully vested and exercisable or payable, and all applicable restrictions or forfeiture provisions shall lapse, immediately prior to the Change in Control and such Awards shall terminate at the effective time of the Change in Control; provided, however, that with respect to a Change in Control that is a Company Transaction in which such Awards could be converted, assumed, substituted for or replaced by the Successor Company, such Awards shall become fully vested and exercisable or payable, and all applicable restrictions or forfeiture provisions shall lapse, only if and to the extent such Awards are not converted, assumed, substituted for or replaced by the Successor Company. If and to the extent that the Successor Company converts, assumes, substitutes for or replaces an Award, the vesting restrictions and/or forfeiture provisions applicable to such Award shall not be accelerated or lapse, and all such vesting restrictions and/or forfeiture provisions shall continue with respect to any shares of the Successor Company or other consideration that may be received with respect to such Award.

For the purposes of this Section 16.3(a), an Award shall be considered converted, assumed, substituted for or replaced by the Successor Company if following the Company Transaction the Award confers the right to purchase or receive, for each share of Common Stock subject to the Award immediately prior to the Company Transaction, the consideration (whether stock, cash or other securities or property) received in the Company Transaction by holders of Common Stock for each share held on the effective date of the transaction (and if holders were offered a choice of consideration, the type of consideration chosen by the holders of a majority of the outstanding shares); provided, however, that if such consideration received in the Company Transaction is not solely common stock of the Successor Company, the Committee may, with the consent of the Successor Company, provide for the consideration to be received pursuant to the Award, for each share of Common Stock subject thereto, to be solely common stock of the Successor Company substantially equal in fair market value to the per share consideration received by holders of Common Stock in the Company Transaction. The determination of such substantial equality of value of consideration shall be made by the Committee, and its determination shall be conclusive and binding.

(b) All Performance Shares, Performance Units and other outstanding Awards that are subject to vesting based on the achievement of specified performance goals and that are earned and outstanding as of the date the Change in Control is determined to have occurred and for which the payout level has been determined shall be payable in full in accordance with the payout schedule pursuant to the instrument evidencing the Award. Any existing deferrals or other restrictions not waived by the Committee in its sole discretion shall remain in effect.

(c) Notwithstanding the foregoing, the Committee, in its sole discretion, may instead provide in the event of a Change in Control that is a Company Transaction that a Participant’s outstanding Awards shall terminate upon or immediately prior to such Company Transaction and that such Participant shall receive, in exchange therefor, a cash payment equal to the amount (if any) by which (x) the value of the per share consideration received by holders of Common Stock in the Company Transaction, or, in the event the Company Transaction is one of the transactions listed under subsection (c) in the definition of Company Transaction or otherwise does not result in direct receipt of consideration by holders of Common Stock, the value of the deemed per share consideration received, in each case as determined by the Committee in its sole discretion, multiplied by the number of shares of Common Stock subject to such outstanding Awards (to the extent then vested and exercisable or whether or not then vested and exercisable, as determined by the Committee in its sole discretion) exceeds (y) if applicable, the respective aggregate exercise price or grant price for such Awards.

(d) For the avoidance of doubt, nothing in this Section 16.3 requires all outstanding Awards to be treated similarly.

16.4 Further Adjustment of Awards

Subject to Sections 16.2 and 16.3, the Committee shall have the discretion, exercisable at any time before a sale, merger, consolidation, reorganization, liquidation, dissolution or change of control of the Company, as defined by the Committee, to take such further action as it determines to be necessary or advisable with respect to Awards. Such authorized action may include (but shall not be limited to) establishing, amending or waiving the type, terms, conditions or duration of, or restrictions on, Awards so as to provide for earlier, later, extended or additional time for exercise, lifting restrictions and other modifications, and the Committee may take such actions with respect to all Participants, to certain categories of Participants or only to individual Participants. The Committee may take such action before or after granting Awards to which the action relates and before or after any public announcement with respect to such sale, merger, consolidation, reorganization, liquidation, dissolution or change of control that is the reason for such action.

16.5 No Limitations

The grant of Awards shall in no way affect the Company’s right to adjust, reclassify, reorganize or otherwise change its capital or business structure or to merge, consolidate, dissolve, liquidate or sell or transfer all or any part of its business or assets.

16.6 No Fractional Shares

In the event of any adjustment in the number of shares covered by any Award, each such Award shall cover only the number of full shares resulting from such adjustment, and any fractional shares resulting from such adjustment shall be disregarded.

16.7 Section 409A

Notwithstanding any other provision of the Plan to the contrary, (a) any adjustments made pursuant to this Section 16 to Awards that are considered “deferred compensation” within the meaning of Section 409A shall be made in compliance with the requirements of Section 409A and (b) any adjustments made pursuant to this Section 16 to Awards that are not considered “deferred compensation” subject to Section 409A shall be made in such a manner as to ensure that after such adjustment the Awards either (i) continue not to be subject to Section 409A or (ii) comply with the requirements of Section 409A.

SECTION 17. MARKET STANDOFF

In the event of an underwritten public offering by the Company of its equity securities pursuant to an effective registration statement filed under the Securities Act, including the Company’s initial public offering, no person may sell, make any short sale of, loan, hypothecate, pledge, grant any option for the purchase of, or otherwise dispose of or transfer for value or otherwise agree to engage in any of the foregoing transactions with respect to any shares issued pursuant to an Award granted under the Plan without the prior written consent of the Company or its underwriters. Such limitations shall be in effect for such period of time as may be requested by the Company or such underwriters; provided, however, that in no event shall such period exceed (a) 180 days after the effective date of the registration statement for such public offering or (b) such longer period requested by the underwriter as is necessary to comply with regulatory restrictions on the publication of research reports (including, but not limited to, NYSE Rule 472, NASD Conduct Rule 2711 or any amendments or successor rules thereto). The limitations of this Section 17 shall in all events terminate two years after the effective date of the Company’s initial public offering.

In the event of any stock split, stock dividend, recapitalization, combination of shares, exchange of shares or other change affecting the Company’s outstanding Common Stock effected as a class without the Company’s receipt of consideration, any new, substituted or additional securities distributed with respect to the shares issued under the Plan shall be immediately subject to the provisions of this Section 17, to the same extent the shares issued under the Plan are at such time covered by such provisions.

In order to enforce the limitations of this Section 17, the Company may impose stop-transfer instructions with respect to the shares until the end of the applicable standoff period.

SECTION 18. AMENDMENT AND TERMINATION

18.1 Amendment, Suspension or Termination

The Board or the Compensation Committee may amend, suspend or terminate the Plan or any portion of the Plan at any time and in such respects as it shall deem advisable; provided, however, that, to the extent required by applicable law, regulation or stock exchange rule, stockholder approval shall be required for any amendment to the Plan; and provided, further, that any amendment that requires stockholder approval may be made only by the Board. Subject to Section 18.3, the Committee may amend the terms of any outstanding Award, prospectively or retroactively.

18.2 Term of the Plan

Unless sooner terminated as provided herein, the Plan shall automatically terminate on the tenth anniversary of the earlier of (a) the date the Board adopts the Plan and (b) the date the stockholders approve the Plan. After the Plan is terminated, no future Awards may be granted, but Awards previously granted shall remain outstanding in accordance with their terms and conditions and the Plan’s terms and conditions.

18.3 Consent of Participant

The amendment, suspension or termination of the Plan or a portion thereof or the amendment of an outstanding Award shall not, without the Participant’s consent, materially adversely affect any rights under any Award theretofore granted to the Participant under the Plan. Any change or adjustment to an outstanding Incentive Stock Option shall not, without the consent of the Participant, be made in a manner so as to constitute a “modification” that would cause such Incentive Stock Option to fail to continue to qualify as an Incentive Stock Option. Notwithstanding the foregoing, any adjustments made pursuant to Section 16 shall not be subject to these restrictions.

SECTION 19. GENERAL

19.1 No Individual Rights

No individual or Participant shall have any claim to be granted any Award under the Plan, and the Company has no obligation for uniformity of treatment of Participants under the Plan.

Furthermore, nothing in the Plan or any Award granted under the Plan shall be deemed to constitute an employment contract or confer or be deemed to confer on any Participant any right to continue in the employ of, or to continue any other relationship with, the Company or any Related Company or limit in any way the right of the Company or any Related Company to terminate a Participant’s employment or other relationship at any time, with or without cause.

19.2 Issuance of Shares

(a) Notwithstanding any other provision of the Plan, the Company shall have no obligation to issue or deliver any shares of Common Stock under the Plan or make any other distribution of benefits under the Plan unless, in the opinion of the Company’s counsel, such issuance, delivery or distribution would comply with all applicable laws (including, without limitation, the requirements of the Securities Act or the laws of any state or foreign jurisdiction) and the applicable requirements of any securities exchange or similar entity.

(b) The Company shall be under no obligation to any Participant to register for offering or resale or to qualify for exemption under the Securities Act, or to register or qualify under the laws of any state or foreign jurisdiction, any shares of Common Stock, security or interest in a security paid or issued under, or created by, the Plan, or to continue in effect any such registrations or qualifications if made.

(c) As a condition to the exercise of an Option or any other receipt of Common Stock pursuant to an Award under the Plan, the Company may require (i) the Participant to represent and warrant at the time of any such exercise or receipt that such shares are being purchased or received only for the Participant’s own account and without any present intention to sell or distribute such shares and (ii) such other action or agreement by the

Participant as may from time to time be necessary to comply with federal, state and foreign securities laws. At the option of the Company, a stop-transfer order against any such shares may be placed on the official stock books and records of the Company, and a legend indicating that such shares may not be pledged, sold or otherwise transferred, unless an opinion of counsel is provided (concurred in by counsel for the Company) stating that such transfer is not in violation of any applicable law or regulation, may be stamped on stock certificates to ensure exemption from registration. The Committee may also require the Participant to execute and deliver to the Company a purchase agreement or such other agreement as may be in use by the Company at such time that describes certain terms and conditions applicable to the shares.

(d) To the extent the Plan or any instrument evidencing an Award provides for issuance of stock certificates to reflect the issuance of shares of Common Stock, the issuance may be effected on a noncertificated basis, to the extent not prohibited by applicable law or the applicable rules of any stock exchange.

19.3 Indemnification

Each person who is or shall have been a member of the Board, the Compensation Committee, or a committee of the Board or an officer of the Company to whom authority was delegated in accordance with Section 3.1, shall be indemnified and held harmless by the Company against and from any loss, cost, liability or expense that may be imposed upon or reasonably incurred by such person in connection with or resulting from any claim, action, suit or proceeding to which such person may be a party or in which such person may be involved by reason of any action taken or failure to act under the Plan and against and from any and all amounts paid by such person in settlement thereof, with the Company’s approval, or paid by such person in satisfaction of any judgment in any such claim, action, suit or proceeding against such person, unless such loss, cost, liability or expense is a result of such person’s own willful misconduct or except as expressly provided by statute; provided, however, that such person shall give the Company an opportunity, at its own expense, to handle and defend the same before such person undertakes to handle and defend it on such person’s own behalf.

The foregoing right of indemnification shall not be exclusive of any other rights of indemnification to which such person may be entitled under the Company’s certificate of incorporation or bylaws, as a matter of law, or otherwise, or of any power that the Company may have to indemnify or hold harmless.

19.4 No Rights as a Stockholder

Unless otherwise provided by the Committee or in the instrument evidencing the Award or in a written employment, services or other agreement, no Award, other than a Stock Award or an Award of Restricted Stock, shall entitle the Participant to any cash dividend, voting or other right of a stockholder unless and until the date of issuance under the Plan of the shares that are the subject of such Award.

19.5 Compliance with Laws and Regulations

(a) In interpreting and applying the provisions of the Plan, any Option granted as an Incentive Stock Option pursuant to the Plan shall, to the extent permitted by law, be construed as an “incentive stock option” within the meaning of Section 422 of the Code.

(b) The Plan and Awards granted under the Plan are intended to be exempt from the requirements of Section 409A to the maximum extent possible, whether pursuant to the short-term deferral exception described in Treasury Regulation Section 1.409A-1(b)(4), the exclusion applicable to stock options, stock appreciation rights and certain other equity-based compensation under Treasury Regulation Section 1.409A-1(b)(5), or otherwise. To the extent Section 409A is applicable to the Plan or any Award granted under the Plan, it is intended that the Plan and any Awards granted under the Plan shall comply with the deferral, payout and other limitations and restrictions imposed under Section 409A. Notwithstanding any other provision of the Plan or any Award granted under the Plan to the contrary, the Plan and any Award granted under the Plan shall be interpreted, operated and administered in a manner consistent with such intentions. Without limiting the generality of the foregoing, and notwithstanding any other provision of the Plan or any Award granted under the Plan to the contrary, with respect to any payments and benefits under the Plan or any Award granted under the Plan to which Section 409A applies, all references in the Plan or any Award granted under the Plan to the termination of the Participant’s employment or service are intended to mean the Participant’s “separation from service,” within the meaning of Section 409A(a)(2)(A)(i). In addition, if the Participant is a “specified employee,” within the meaning of Section 409A, then to the extent necessary to avoid subjecting the Participant to the imposition of any additional tax under Section 409A, amounts that would otherwise be payable under the Plan or any Award granted under the Plan during the six-month period immediately following the Participant’s “separation from service,” within the meaning of Section 409A(a)(2)(A)(i), shall not be paid to the Participant during such period, but shall instead be accumulated and paid to the Participant (or, in the event of the Participant’s death, the Participant’s estate) in a lump sum on the first business day after the earlier of the date that is six months following the Participant’s separation from service or the Participant’s death. Notwithstanding any other provision of the Plan to the contrary, the Committee, to the extent it deems necessary or advisable in its sole discretion, reserves the right, but shall not be required, to unilaterally amend or modify the Plan and any Award granted under the Plan so that the Award qualifies for exemption from or complies with Section 409A; provided, however, that the Committee makes no representations that Awards granted under the Plan shall be exempt from or comply with Section 409A and makes no undertaking to preclude Section 409A from applying to Awards granted under the Plan.

(c) Also notwithstanding any other provision of the Plan to the contrary, the Board or the Compensation Committee shall have broad authority to amend the Plan or any outstanding Award without the consent of the Participant to the extent the Board or the Compensation Committee deems necessary or advisable to comply with, or take into account, changes in applicable tax laws, securities laws, accounting rules or other applicable laws, rules or regulations.

19.6 Participants in Other Countries or Jurisdictions

Without amending the Plan, the Committee may grant Awards to Eligible Persons who are foreign nationals on such terms and conditions different from those specified in the Plan as may, in the judgment of the Committee, be necessary or desirable to foster and promote achievement of the purposes of the Plan and shall have the authority to adopt such modifications, procedures, subplans and the like as may be necessary or desirable to comply with provisions of the laws or regulations of other countries or jurisdictions in which the Company or any Related Company may operate or have employees to ensure the viability of the benefits from Awards granted to Participants employed in such countries or jurisdictions, meet the requirements that permit the Plan to operate in a qualified or tax-efficient manner, comply with applicable foreign laws or regulations and meet the objectives of the Plan.

19.7 No Trust or Fund

The Plan is intended to constitute an “unfunded” plan. Nothing contained herein shall require the Company to segregate any monies or other property, or shares of Common Stock, or to create any trusts, or to make any special deposits for any immediate or deferred amounts payable to any Participant, and no Participant shall have any rights that are greater than those of a general unsecured creditor of the Company.

19.8 Successors

All obligations of the Company under the Plan with respect to Awards shall be binding on any successor to the Company, whether the existence of such successor is the result of a direct or indirect purchase, merger, consolidation, or otherwise, of all or substantially all the business and/or assets of the Company.

19.9 Severability

If any provision of the Plan or any Award is determined to be invalid, illegal or unenforceable in any jurisdiction, or as to any person, or would disqualify the Plan or any Award under any law deemed applicable by the

Committee, such provision shall be construed or deemed amended to conform to applicable laws, or, if it cannot be so construed or deemed amended without, in the Committee’s determination, materially altering the intent of the Plan or the Award, such provision shall be stricken as to such jurisdiction, person or Award, and the remainder of the Plan and any such Award shall remain in full force and effect.

19.10 Choice of Law and Venue

The Plan, all Awards granted thereunder and all determinations made and actions taken pursuant hereto, to the extent not otherwise governed by the laws of the United States, shall be governed by the laws of the State of Delaware without giving effect to principles of conflicts of law. Participants irrevocably consent to the nonexclusive jurisdiction and venue of the state and federal courts located in the State of Delaware.

19.11 Legal Requirements

The granting of Awards and the issuance of shares of Common Stock under the Plan are subject to all applicable laws, rules and regulations and to such approvals by any governmental agencies or national securities exchanges as may be required.

SECTION 20. EFFECTIVE DATE

The Plan shall become effective on the IPO Date (the “Effective Date”).

APPENDIX A

DEFINITIONS

As used in the Plan,

“Acquired Entity” means any entity acquired by the Company or a Related Company or with which the Company or a Related Company merges or combines.

“Annual Director Award” has the meaning set forth in Section 13.1(b).

“Annual Meeting” means the annual meeting of the stockholders of the Company.

“Award” means any Option, Stock Appreciation Right, Stock Award, Restricted Stock, Stock Unit, Performance Share, Performance Unit, Cash Award or other incentive payable in cash or in shares of Common Stock as may be designated by the Committee from time to time.

“Board” means the Board of Directors of the Company.

“Cash Award” has the meaning set forth in Section 12.

“Cause,” unless otherwise defined in the instrument evidencing an Award or in a written employment, services or other agreement between the Participant and the Company or a Related Company, means dishonesty, fraud, serious or willful misconduct, unauthorized use or disclosure of confidential information or trade secrets, or conduct prohibited by law (except minor violations), in each case as determined by the Company’s general counsel or other person performing that function or, in the case of directors and executive officers, the Compensation Committee, whose determination shall be conclusive and binding.

“Change in Control,” unless the Committee determines otherwise with respect to an Award at the time the Award is granted or unless otherwise defined for purposes of an Award in a written employment, services or other agreement between the Participant and the Company or a Related Company, means the occurrence of any of the following events:

(a) an acquisition by any Entity of beneficial ownership (within the meaning of Rule 13d-3 promulgated under the Exchange Act) of 50% or more of either (1) the number of then outstanding shares of Common Stock (the “Outstanding Company Common Stock”) or (2) the combined voting power of the then outstanding voting securities of the Company entitled to vote generally in the election of directors (the “Outstanding Company Voting Securities”); provided, however, that the following acquisitions shall not constitute a Change in Control: (i) any acquisition directly from the Company, other than an acquisition by virtue of the exercise of a conversion privilege where the security being so converted was not acquired directly from the Company by the party exercising the conversion privilege, (ii) any acquisition by the Company, (iii) any acquisition by any employee benefit plan (or related trust) sponsored or maintained by the Company or any Related Company, (iv) any acquisition of additional Common Stock by any Entity who, prior to such acquisition, is considered to own more than 50% the Outstanding Company Common Stock or Outstanding Company Voting Securities, or (v) an acquisition by any Entity pursuant to a transaction that meets the conditions of clauses (i), (ii) and (iii) set forth in the definition of Company Transaction;

(b) a change in the composition of the Board such that the individuals who, as of the Effective Date, constitute the Board (the “Incumbent Board”) cease for any reason to constitute at least a majority of the Board; provided, however, that for purposes of this definition, any individual who becomes a member of the Board subsequent to the Effective Date, whose election, or nomination for election by the Company’s stockholders, was approved by a vote of at least a majority of those individuals who are members of the Board and who were also members of the Incumbent Board (or deemed to be such pursuant to this proviso) shall be considered as though such individual were a member of the Incumbent Board; and provided further, however, that any such individual whose initial assumption of office occurs as a result of or in connection with an actual or threatened election contest with respect to the election or removal of directors or other actual or threatened solicitation of proxies or consents by or on behalf of an Entity other than the Board shall not be considered a member of the Incumbent Board; or

(c) consummation of a Company Transaction.

“Code” means the Internal Revenue Code of 1986, as amended from time to time.

“Committee” has the meaning set forth in Section 3.1.

“Common Stock” means the common stock, par value $0.001 per share, of the Company.

“Company” means M/A-COM Technology Solutions Holdings, Inc., a Delaware corporation.

“Company Transaction,” unless the Committee determines otherwise with respect to an Award at the time the Award is granted or unless otherwise defined for purposes of an Award in a written employment, services or other agreement between the Participant and the Company or a Related Company, means consummation of:

(a) a merger or consolidation of the Company with or into any other company;

(b) a sale in one transaction or a series of transactions undertaken with a common purpose of at least 50% of the Company’s outstanding voting securities; or

(c) a sale, lease, exchange or other transfer in one transaction or a series of related transactions undertaken with a common purpose of all or substantially all of the Company’s assets,

excluding, however, in each case, a transaction pursuant to which

(i) the Entities who are the beneficial owners of the Outstanding Company Common Stock and Outstanding Company Voting Securities immediately prior to such Company Transaction will beneficially own, directly or indirectly, at least 50% of the outstanding shares of common stock, and the combined voting power of the then outstanding voting securities entitled to vote generally in the election of directors, of the Successor Company in substantially the same proportions as their ownership, immediately prior to such Company Transaction, of the Outstanding Company Common Stock and Outstanding Company Voting Securities;

(ii) no Entity (other than the Company, any employee benefit plan (or related trust) of the Company, a Related Company or a Successor Company) will beneficially own, directly or indirectly, 50% or more of, respectively, the outstanding shares of common stock of the Successor Company or the combined voting power of the outstanding voting securities of the Successor Company entitled to vote generally in the election of directors unless such ownership resulted solely from ownership of securities of the Company prior to the Company Transaction; and

(iii) individuals who were members of the Incumbent Board will immediately after the consummation of the Company Transaction constitute at least a majority of the members of the board of directors of the Successor Company.

Where a series of transactions undertaken with a common purpose is deemed to be a Company Transaction, the date of such Company Transaction shall be the date on which the last of such transactions is consummated.

“Compensation Committee” means the Compensation Committee of the Board.

“Director” means an individual appointed or elected to the Board who is not otherwise an officer or employee of the Company or any Related Company.

“Disability,” unless otherwise defined by the Committee for purposes of the Plan in the instrument evidencing an Award or in a written employment, services or other agreement between the Participant and the Company or a Related Company, means a mental or physical impairment of the Participant that is expected to result in death or that has lasted or is expected to last for a continuous period of 12 months or more and that causes the Participant to be unable to perform his or her material duties for the Company or a Related Company and to be engaged in any substantial gainful activity, in each case as determined by the Company’s chief human resources officer or other person performing that function or, in the case of directors and executive officers, the Compensation Committee, whose determination shall be conclusive and binding.

“Effective Date” has the meaning set forth in Section 19.

“Eligible Person” means any person eligible to receive an Award as set forth in Section 5.

“Entity” means any individual, entity or group (within the meaning of Section 13(d)(3) or Section 14(d)(2) of the Exchange Act).

“Exchange Act” means the Securities Exchange Act of 1934, as amended from time to time.

“Fair Market Value” means the closing price for the Common Stock on any given date during regular trading, or if not trading on that date, such price on the last preceding date on which the Common Stock was traded, unless determined otherwise by the Committee using such methods or procedures as it may establish.

“GAAP” means U.S. generally accepted accounting principles.

“Grant Date” means the later of (a) the date on which the Committee completes the corporate action authorizing the grant of an Award or such later date specified by the Committee and (b) the date on which all conditions precedent to an Award have been satisfied, provided that conditions to the exercisability or vesting of Awards shall not defer the Grant Date.

“Incentive Stock Option” means an Option granted with the intention that it qualify as an “incentive stock option” as that term is defined for purposes of Section 422 of the Code or any successor provision.

“Incumbent Board” has the meaning set forth in the definition of “Change in Control.”

“Initial Director Award” has the meaning set forth in Section 13.1(a).

“IPO Date” means the date of the underwriting agreement between the Company and the underwriter(s) managing the initial public offering of the Common Stock, pursuant to which the Common Stock is priced for the initial public offering.

“Nonqualified Stock Option” means an Option other than an Incentive Stock Option.

“Option” means a right to purchase Common Stock granted under Section 7.

“Option Expiration Date” means the last day of the maximum term of an Option.

“Outside Director” unless otherwise determined by the Board, means a Director who does not beneficially own (within the meaning of Rule 13d-3 of the Exchange Act) more than 25% of either the Outstanding Company Common Stock or the Outstanding Company Voting Securities.

“Outstanding Company Common Stock” has the meaning set forth in the definition of “Change in Control.”

“Outstanding Company Voting Securities” has the meaning set forth in the definition of “Change in Control.”

“Parent Company” means a company or other entity which as a result of a Company Transaction owns the Company or all or substantially all of the Company’s assets either directly or through one or more subsidiaries.

“Participant” means any Eligible Person to whom an Award is granted.

“Performance Award” means an Award of Performance Shares or Performance Units granted under Section 11 or, to the extent designated as such, a Cash Award granted under Section 12. The Committee in its discretion may grant Performance Awards that are intended to qualify as exempt performance-based compensation under Section 162(m) and Performance Awards that are not intended to so qualify.

“Performance Goals”: means specified goals, other than the mere continuation of employment or service or the mere passage of time, the satisfaction of which is a condition for the grant, exercisability, vesting or full enjoyment of an Award. For purposes of Awards that are intended to qualify for the performance-based compensation exception under Section 162(m), a Performance Goal will mean an objectively determinable measure of performance relating to any or any combination of the following (measured either absolutely or comparatively (including, without limitation, by reference to an index or indices or a specified peer group or other group of companies) and determined either on a gross, net or consolidated basis or, as the context permits, on a divisional, subsidiary, product line, line of business, project or geographical basis or any combinations thereof and subject to such adjustments, if any, as the Committee specifies, consistent with the requirements of Section 162(m)): sales; revenues; assets; expenses; earnings before or after deduction for all or any portion of interest, taxes, depreciation, amortization or equity expense, whether or not on a continuing operations or an aggregate or per share basis; return on equity, investment, capital, capital employed or assets; one or more operating ratios; operating income or profit, including on an after tax basis; borrowing levels, leverage ratios or credit rating; market share; capital expenditures; research and development expenditures; cash flow; margins; stock price; stockholder return; sales of particular products or services; product launches; customer acquisition or retention; acquisitions and divestitures (in whole or in part); joint ventures and strategic alliances; spin-offs, split-ups and the like; reorganizations; or recapitalizations, restructurings, financings (issuance of debt or equity) or refinancings. A Performance Goal and any targets with respect thereto determined by the Committee need not be based upon an increase, a positive or improved result or avoidance of loss and may be based on GAAP, non-GAAP or other metrics as provided for herein. Provided that the Committee has specified at least one Performance Goal that is intended to qualify an Award under the performance-based compensation exception under Section 162(m), the Committee may specify other performance goals or criteria (whether or not noted herein) as a basis for its exercise of negative discretion with respect to the Award. To the extent consistent with the requirements for satisfying the performance-based compensation exception under Section 162(m), the Committee may provide in the case of any Award intended to qualify for such exception that one or more of the Performance Goals applicable to such Award will be adjusted in an objectively determinable manner to reflect events (for example, the impact of charges for restructurings, discontinued operations, mergers, acquisitions, or other items and the cumulative effects of tax or accounting changes or other objective events or adjustments) occurring during the performance period that affect the applicable Performance Goal or Goals.

“Performance Share” means an Award of units denominated in shares of Common Stock granted under Section 11.1.

“Performance Unit” means an Award of units denominated in cash or property other than shares of Common Stock granted under Section 11.2.

“Plan” means the M/A-COM Technology Solutions Holdings, Inc. 2012 Omnibus Incentive Plan, as amended from time to time.

“Prior Plan” has the meaning set forth in Section 4.1(c).

“Pro-rated Annual Director Award” has the meaning set forth in Section 13.1(c).

“Related Company” means any entity that is directly or indirectly controlled by, in control of or under common control with the Company.

“Restricted Stock” means an Award of shares of Common Stock granted under Section 10, the rights of ownership of which are subject to restrictions prescribed by the Committee.

“Restricted Stock Unit” means a Stock Unit subject to restrictions prescribed by the Committee.

“Section 162(m)” means Section 162(m) of the Code.

“Section 409A” means Section 409A of the Code.

“Securities Act” means the Securities Act of 1933, as amended from time to time.

“Stock Appreciation Right” or “SAR” means a right granted under Section 9.1 to receive the excess of the Fair Market Value of a specified number of shares of Common Stock over the grant price.

“Stock Award” means an Award of shares of Common Stock granted under Section 10, the rights of ownership of which are not subject to restrictions prescribed by the Committee.

“Stock Unit,” including a Restricted Stock Unit, means an Award denominated in units of Common Stock granted under Section 10.

“Substitute Awards” means Awards granted or shares of Common Stock issued by the Company in substitution or exchange for awards previously granted by an Acquired Entity.

“Successor Company” means the surviving company, the successor company or Parent Company, as applicable, in connection with a Company Transaction.

“Termination of Service,” unless the Committee determines otherwise with respect to an Award, means a termination of employment or service relationship with the Company or a Related Company for any reason, whether voluntary or involuntary, including by reason of death or Disability. Any question as to whether and when there has been a Termination of Service for the purposes of an Award and the cause of such Termination of Service shall be determined by the Company’s general counsel or other person performing that function or, with respect to directors and executive officers, by the Compensation Committee, whose determination shall be conclusive and binding. Transfer of a Participant’s employment or service relationship between the Company and any Related Company shall not be considered a Termination of Service for purposes of an Award. Unless the Committee determines otherwise, a Termination of Service shall be deemed to occur if the Participant’s employment or service relationship is with an entity that has ceased to be a Related Company. A Participant’s change in status from an employee of the Company or a Related Company to a nonemployee director, consultant, advisor, or independent contractor of the Company or a Related Company, or a change in status from a nonemployee director, consultant, advisor or independent contractor of the Company or a Related Company to an employee of the Company or a Related Company, shall not be considered a Termination of Service.

“Vesting Commencement Date” means the Grant Date or such other date selected by the Committee as the date from which an Award begins to vest.

M/A-COM TECHNOLOGY SOLUTIONS HOLDINGS, INC. 100 CHELMSFORD STREET LOWELL, MA 01851

VOTE BY INTERNET - www.proxyvote.com

Use the Internet to transmit your voting instructions and for electronic delivery of information up until 11:59 p.m. Eastern Time the day before the cut-off date or meeting date. Have your proxy card in hand when you access the web site and follow the instructions to obtain your records and to create an electronic voting instruction form.

ELECTRONIC DELIVERY OF FUTURE PROXY MATERIALS

If you would like to reduce the costs incurred by our company in mailing proxy materials, you can consent to receiving all future proxy statements, proxy cards and annual reports electronically via e-mail or the Internet. To sign up for electronic delivery, please follow the instructions above to vote using the Internet and, when prompted, indicate that you agree to receive or access proxy materials electronically in future years.

VOTE BY PHONE - 1-800-690-6903

Use any touch-tone telephone to transmit your voting instructions up until 11:59 p.m. Eastern Time the day before the cut-off date or meeting date. Have your proxy card in hand when you call and then follow the instructions.

VOTE BY MAIL

Mark, sign and date your proxy card and return it in the postage-paid envelope we have provided or return it to Vote Processing, c/o Broadridge, 51 Mercedes Way, Edgewood, NY 11717.

TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS:

M98789-P71863	KEEP THIS PORTION FOR YOUR RECORDS

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DETACH AND RETURN THIS PORTION ONLY

THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED.

M/A-COM TECHNOLOGY SOLUTIONS HOLDINGS, INC.		For All	Withhold All	For All Except	To withhold authority to vote for any individual nominee(s), mark “For All Except” and write the number(s) of the nominee(s) on the line below.
The Board of Directors recommends you vote FOR the following:
1. To elect the two Class I directors nominated by our board of directors named in the accompanying proxy materials to serve until the 2019 Annual Meeting of Stockholders.		☐	☐	☐
Nominees:
01) Peter Chung 02) Gil Van Lunsen

The Board of Directors recommends you vote FOR the following proposals:							For	Against	Abstain

2. To conduct an advisory vote on the compensation of our named executive officers for fiscal year 2015.							☐	☐	☐

3. To ratify the appointment of Deloitte & Touche LLP as our independent registered public accounting firm for the fiscal year ending September 30, 2016.							☐	☐	☐

4. To approve our 2012 Omnibus Incentive Plan (as Amended and Restated).							☐	☐	☐
NOTE: To transact such other business as may properly come before the Annual Meeting and any adjournment or postponement thereof.

For address changes and/or comments, please check this box and write them on the back where indicated.				☐
Please indicate if you plan to attend this meeting.		☐	☐
		Yes	No

Please sign exactly as your name(s) appear(s) hereon. When signing as attorney, executor, administrator, or other fiduciary, please give full title as such. Joint owners should each sign personally. All holders must sign. If a corporation or partnership, please sign in full corporate or partnership name by authorized officer.

Signature [PLEASE SIGN WITHIN BOX]	Date				Signature (Joint Owners)	Date

Important Notice Regarding the Availability of Proxy Materials for the Annual Meeting:

The Notice and Proxy Statement and 2015 Annual Report are available at www.proxyvote.com.

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M98790-P71863

M/A-COM TECHNOLOGY SOLUTIONS HOLDINGS, INC.

Annual Meeting of Stockholders

March 3, 2016 3:00 PM Eastern Time

This proxy is solicited by the Board of Directors

The stockholder(s) hereby appoint(s) John Croteau and Robert McMullan, or either of them, as proxies, each with the power to appoint his substitute, and hereby authorizes them to represent and to vote, as designated on the reverse side of this ballot, all of the shares of common stock of M/A-COM TECHNOLOGY SOLUTIONS HOLDINGS, INC. that the stockholder(s) is/are entitled to vote at the Annual Meeting of Stockholders to be held at 3:00 P.M. Eastern Time on March 3, 2016, at the Radisson Hotel located at 10 Independence Drive, Chelmsford, Massachusetts 01824, and any adjournment or postponement thereof.

The shares represented by this proxy, when properly executed, will be voted in the manner directed herein. If no such direction is made, this proxy will be voted in accordance with the Board of Directors’ recommendations.

Please sign, date and mail your proxy card back in the envelope provided as soon as possible.

Address Changes/Comments:

(If you noted any Address Changes/Comments above, please mark corresponding box on the reverse side.)

Continued and to be signed on reverse side